                                                                  Exhibit 10(bb)

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                      SENIOR SUBORDINATED CREDIT AGREEMENT

                                      among

                              SUPERIOR/ESSEX CORP.,
                                  as Borrower,

                             SUPERIOR TELECOM INC.,
                                   as Parent,

                     THE SUBSIDIARY GUARANTORS NAMED HEREIN,

                     THE LENDING INSTITUTIONS LISTED HEREIN,

                         FLEET CORPORATE FINANCE, INC.,
                              as SYNDICATION AGENT,

                                       and

                             BANKERS TRUST COMPANY,
                             as ADMINISTRATIVE AGENT

                       ----------------------------------

                          Dated as of November 27, 1998
                       ----------------------------------


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

                                TABLE OF CONTENTS

                                                                                                           PAGE

1.       AMOUNT AND TERMS OF CREDIT...........................................................................1
         1.01.     The Commitments............................................................................1
         1.02.     Amount of Borrowing........................................................................1
         1.03.     Disbursement of Funds......................................................................1
         1.04.     Notes......................................................................................2
         1.05.     Pro Rata Borrowings........................................................................2
         1.06.     Interest...................................................................................3
         1.07.     Increased Costs, Illegality, etc...........................................................3
         1.08.     Compensation...............................................................................5
         1.09.     Change of Lending Office...................................................................6
         1.10.     Replacement Lenders........................................................................6
         1.11.     Fees.......................................................................................7

2.       PREPAYMENTS; PAYMENTS; TAXES.........................................................................7
         2.01.     Voluntary Prepayments......................................................................7
         2.02.     Mandatory Offers to Prepay and Mandatory Prepayments.......................................8
         2.03.     Notice and Procedures.....................................................................10
         2.04.     Method and Place of Payment...............................................................12
         2.05.     Notation of Payment.......................................................................12
         2.06.     Net Payments..............................................................................13

3.       CONDITIONS PRECEDENT TO THE BORROWING DATE..........................................................15
         3.01.     Execution of Agreement; Notes.............................................................15
         3.02.     No Default; Representations and Warranties................................................15
         3.03.     Officers' Certificate.....................................................................16
         3.04.     Opinions of Counsel.......................................................................16
         3.05.     Corporate Proceedings.....................................................................16
         3.06.     Adverse Change, etc.......................................................................16
         3.07.     Litigation................................................................................17
         3.08.     Approvals.................................................................................17
         3.09.     Consummation of the Transaction...........................................................17
         3.10.     Essex Credit Agreement....................................................................18
         3.11.     Payment of Fees...........................................................................18
         3.12.     Solvency Certificate; Evidence of Insurance...............................................18
         3.13.     Margin Regulations........................................................................19
         3.14.     Senior Secured Credit Agreement...........................................................19

         3.15.     Representations and Warranties in Senior Secured Credit Agreement.........................20
         3.16.     Creation of the Borrower..................................................................20

4.       REPRESENTATIONS, WARRANTIES AND AGREEMENTS..........................................................20
         4.01.     Corporate Status..........................................................................20
         4.02.     Corporate Power and Authority.............................................................21
         4.03.     No Violation..............................................................................21
         4.04.     Use of Proceeds...........................................................................21
         4.05.     Governmental Approvals....................................................................22
         4.06.     Investment Company Act; Public Utility Holding Company Act................................22
         4.07.     True and Complete Disclosure..............................................................22
         4.08.     Financial Condition; Financial Statements.................................................22
         4.09.     Transaction...............................................................................24
         4.10.     Compliance with ERISA.....................................................................24
         4.11.     Subsidiaries..............................................................................26
         4.12.     Intellectual Property.....................................................................26
         4.13.     Compliance with Statutes, etc.............................................................26
         4.14.     Environmental Matters.....................................................................27
         4.15.     Properties................................................................................28
         4.16.     Labor Relations...........................................................................28
         4.17.     Tax Returns and Payments..................................................................28
         4.18. Year 2000.....................................................................................29

5.       AFFIRMATIVE COVENANTS...............................................................................29
         5.01.     Information Covenants.....................................................................29
         5.02.     Books, Records and Inspections............................................................32
         5.03.     Insurance.................................................................................32
         5.04.     Payment of Taxes..........................................................................32
         5.05.     Compliance with Statutes, etc.............................................................32
         5.06.     Corporate Franchises......................................................................33
         5.07.     Good Repair...............................................................................33
         5.08.     Year 2000.................................................................................33

6.       NEGATIVE COVENANTS..................................................................................34
         6.01.     Indebtedness..............................................................................34
         6.02.     Restricted Payments.......................................................................37
         6.03.     Asset Sales...............................................................................40
         6.04.     Limitation on Dividend and Other Payment Restrictions Affecting Subsidiaries..............41
         6.05.     Liens.....................................................................................42

         6.06.     Senior Subordinated Debt..................................................................42
         6.07.     Merger, Consolidation and Sale of Assets..................................................42
         6.08.     Transactions with Affiliates..............................................................44
         6.09.     Additional Guarantees.....................................................................45
         6.10.     Designation of Unrestricted Subsidiaries..................................................46
         6.11.     Conduct of Business.......................................................................47
         6.12.     Limitation of Activities of Parent........................................................47

7.       EVENTS OF DEFAULT...................................................................................47
         7.01.     Failure to Make Payments When Due.........................................................47
         7.02.     Representations, etc......................................................................47
         7.03.     Breach of Covenants.......................................................................47
         7.04.     Default Under Other Agreements............................................................48
         7.05.     Judgments.................................................................................48
         7.06.     Bankruptcy................................................................................48
         7.07.     Merger....................................................................................49
         7.08.     Guarantees................................................................................49
         7.09.     Remedies..................................................................................49

8.       SUBORDINATION.......................................................................................51
         8.01.     Obligations Subordinated to Senior Indebtedness...........................................51
         8.02.     Suspension of Payment When Senior Indebtedness Is in Default..............................51
         8.03.     Loans Subordinated to Prior Payment of All Senior Indebtedness on Dissolution,
                      Liquidation or Reorganization of Borrower..............................................52
         8.04.     Lenders to Be Subrogated to Rights of Holders of Senior Indebtedness......................54
         8.05.     Obligations of the Borrower Unconditional.................................................55
         8.06.     Administrative Agent Entitled to Assume Payments Not Prohibited in Absence of
                      Notice.................................................................................55
         8.07.     Application by Administrative Agent of Assets Deposited with It...........................56
         8.08.     No Waiver of Subordination Provisions.....................................................56
         8.09.     Lenders Authorize Administrative Agent to Effectuate Subordination of Loans...............57
         8.10.     Right of Administrative Agent and Lenders to Hold Senior Indebtedness.....................57
         8.11.     This Section 8 Not to Prevent Events of Default...........................................57
         8.12.     No Fiduciary Duty of Administrative Agent to Holders of Senior Indebtedness...............58
         8.13.     Effect on Senior Indebtedness.............................................................58

9.       DEFINITIONS AND ACCOUNTING TERMS....................................................................58
         9.01.     Defined Terms.............................................................................58

10.      THE AGENTS..........................................................................................90
         10.01.    Appointment...............................................................................90
         10.02.    Delegation of Duties......................................................................90
         10.03.    Exculpatory Provisions....................................................................91
         10.04.    Reliance by Agent.........................................................................91
         10.05.    Notice of Default.........................................................................92
         10.06.    Nonreliance on Agent and Other Lenders....................................................92
         10.07.    Indemnification...........................................................................93
         10.08.    Agent in Its Individual Capacity..........................................................93
         10.09.    Holders...................................................................................93
         10.10.    Resignation of the Administrative Agent; Successor Administrative Agent...................93

11.      MISCELLANEOUS.......................................................................................94
         11.01.    Payment of Expenses, etc..................................................................94
         11.02.    Right of Setoff...........................................................................95
         11.03.    Notices...................................................................................95
         11.04.    Benefit of Agreement......................................................................95
         11.05.    No Waiver; Remedies Cumulative............................................................97
         11.06.    Payments Pro Rata.........................................................................97
         11.07.    Calculations; Computations................................................................98
         11.08.    Governing Law; Submission to Jurisdiction; Venue..........................................98
         11.09.    Counterparts..............................................................................99
         11.10.    Effectiveness.............................................................................99
         11.11.    Headings Descriptive.....................................................................100
         11.12.    Amendment or Waiver; etc.................................................................100
         11.13.    Survival.................................................................................101
         11.14.    Domicile of Loans........................................................................101
         11.15.    Register.................................................................................101
         11.16.    Confidentiality..........................................................................102
         11.17.    Waiver of Jury Trial.....................................................................102
         11.18.    Margin Stock.............................................................................102
         11.19.    DNE Systems..............................................................................103

12.      GUARANTEE..........................................................................................103
         12.01.    The Guarantee............................................................................103
         12.02.    Nature of Liability......................................................................105
         12.03.    Independent Obligation...................................................................105

         12.04.    Authorization............................................................................106
         12.05.    Reliance.................................................................................107
         12.06.    Subordination............................................................................107
         12.07.    Waiver...................................................................................107
         12.08.    Release of Guarantee.....................................................................108

SCHEDULE I                 Commitments
SCHEDULE II                Lender Addresses
SCHEDULE III               Real Property
SCHEDULE IV                Subsidiaries
SCHEDULE V                 Existing Indebtedness
SCHEDULE VI                Financial Condition
SCHEDULE VII               Environmental Matters
SCHEDULE VIII              Existing Investments
SCHEDULE IX                Tax Returns and Payments
SCHEDULE X                 Essex Capital Lease Facility Liens
SCHEDULE XI                Credit Party Addresses

EXHIBIT A                  Form of Senior Subordinated Term Note
EXHIBIT B                  Form of Section 2.06(b)(ii) Certificate
EXHIBIT C                  Form of Opinion of Proskauer Rose LLP, Special Counsel to the
                              Credit Parties
EXHIBIT D                  Form of Officers' Certificate
EXHIBIT E                  Form of Solvency Certificate
EXHIBIT F                  Form of Assignment and Assumption Agreement
EXHIBIT G                  Form of Trust Preferred Securities Documents

                  SENIOR SUBORDINATED CREDIT AGREEMENT, dated as of November 27, 1998, among SUPERIOR/ESSEX CORP., a Delaware corporation (the "Borrower"), SUPERIOR TELECOM INC., a Delaware corporation (the "Parent"), the Subsidiary Guarantors named herein (the "Guarantors"), the Lenders party hereto from time to time, FLEET CORPORATE FINANCE, INC., as Syndication Agent, and BANKERS TRUST COMPANY, as Administrative Agent (all capitalized terms used herein and defined in Section 9 are used herein as therein defined).


                              W I T N E S S E T H :

                  WHEREAS, subject to and upon the terms and conditions set forth herein, the Lenders are willing to make available to the Borrower the Loans provided for herein;

                  NOW, THEREFORE, IT IS AGREED:

                  1. AMOUNT AND TERMS OF CREDIT.

                  1.01. THE COMMITMENTS. Subject to and upon the terms and conditions set forth herein, each Lender with a Commitment severally agrees to make a senior subordinated term loan (each a "Loan" and, collectively, the "Loans") to the Borrower, which Loans (i) only may be incurred by the Borrower on the Borrowing Date and (ii) shall be made by each such Lender in that aggregate principal amount which does not exceed the Commitment of such Lender on the Borrowing Date. Once repaid, Loans incurred hereunder may not be reborrowed.

                  1.02. AMOUNT OF BORROWING. The Borrowing of the Loans will be in a maximum aggregate amount of $200,000,000 made available in a single Borrowing on the Borrowing Date.

                  1.03. DISBURSEMENT OF FUNDS. No later than 12:00 Noon (New York time) on the Borrowing Date, each Lender with a Commitment will make available its PRO RATA portion (determined in accordance with Section 1.05) of the Loans. All such amounts will be made available in Dollars and in immediately available funds at the Payment Office, and the Administrative Agent will promptly make available to the Borrower at the Payment Office the aggregate of the amounts so made available by the Lenders. Unless the Administrative Agent shall have been notified by any Lender prior to the Borrowing Date that such Lender does not intend to make available to the Administrative Agent such Lender's portion of the Borrowing to be made on such date, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent on the Borrowing Date and the Administrative Agent may (but shall not be obligated to), in reliance upon such assumption, make available to the Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent by such Lender, the Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender. If such Lender does not pay such corresponding amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent shall promptly notify the Borrower and the Borrower shall immediately pay such corresponding amount to the Administrative Agent. The Administrative Agent also shall be entitled to recover on demand from such Lender or the Borrower, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Administrative Agent to the Borrower until the date such corresponding amount is recovered by the Administrative Agent, at a rate per annum equal to (i) if recovered from such Lender, at the overnight Federal Funds Rate and (ii) if recovered from the Borrower, the rate of interest applicable to the respective Borrowing, as determined pursuant to Section 1.06. Nothing in this Section 1.03 shall be deemed to relieve any Lender from its obligation to make Loans hereunder or to prejudice any rights which the Borrower may have against any Lender as a result of any failure by such Lender to make Loans hereunder.

                  1.04. NOTES. (a) The Borrower's obligation to pay the principal of, and interest on, the Loans made by each Lender shall be set forth in the Register maintained by the Administrative Agent pursuant to Section 11.15 and shall, if requested by any Lender, also be evidenced by a promissory note duly executed and delivered by the Borrower and the Guarantors substantially in the form of Exhibit A, with blanks appropriately completed in conformity herewith (each a "Note" and, collectively, the "Notes").

                  (b) The Note issued to each Lender shall (i) be executed by the Borrower and the Guarantors, (ii) be payable to such Lender or its registered assigns and be dated the Borrowing Date, (iii) be in a stated principal amount equal to the Loans made by such Lender on the Borrowing Date and be payable in the outstanding principal amount of Loans evidenced thereby,
(iv) mature on the Maturity Date, (v) bear interest as provided in the appropriate clause of Section 1.06, (vi) be subject to voluntary prepayment as provided in Section 2.01, mandatory repayments as provided in Sections 2.02(c) and (d) and mandatory offers to prepay as provided in Section 2.02(a) and (b), and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

                  (c) Each Lender will note on its internal records the amount of the Loan made by it and each payment in respect thereof and will prior to any transfer of any of its Notes endorse on the reverse side thereof the outstanding principal amount of Loans evidenced thereby. Failure to make any such notation or any error in such notation shall not affect the Borrower's obligations in respect of such Loans.

                  1.05. PRO RATA BORROWINGS. All Borrowings of Loans under this Agreement shall be incurred from the Lenders PRO RATA on the basis of their Commitments. It is understood that no Lender shall be responsible for any default by any other Lender of its obligation to make Loans hereunder and that each Lender shall be obligated to make the Loans provided to be made by it hereunder, regardless of the failure of any other Lender to make its Loans hereunder.

                  1.06. INTEREST. (a) The Borrower agrees to pay interest in respect of the unpaid principal amount of each Loan from the date of Borrowing thereof until the maturity thereof (whether by acceleration or otherwise) at a rate per annum equal to the then applicable Interest Rate.

                  (b) Overdue principal and, to the extent permitted by law, overdue interest in respect of each Loan and any other overdue amount payable hereunder shall, in each case, bear interest at a rate per annum equal to the rate which is 2% in excess of the rate then borne by such Loans. Interest which accrues under this Section 1.06(b) shall be payable on demand.

                  (c) Accrued (and theretofore unpaid) interest shall be payable
(i) in respect of each Loan, quarterly in arrears on each Interest Payment Date and (ii) in respect of each Loan, on any repayment or prepayment (on the amount repaid or prepaid), at maturity (whether by acceleration or otherwise) and, after such maturity, on demand.

                  (d) Upon each Interest Determination Date, the Administrative Agent shall determine the Interest Rate applicable to the Loans and shall promptly notify the Borrower and the Lenders thereof. Each such determination shall, absent manifest error, be final and conclusive and binding on all parties hereto.

                  1.07. INCREASED COSTS, ILLEGALITY, ETC. (a) In the event that (x) in the case of clause (i) below, the Administrative Agent or (y) in the case of clauses (ii) and (iii) below, any Lender shall have determined (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto):

                  (i) on any date for determining LIBOR for any Interest Period, that, by reason of any changes arising after the date of this Agreement affecting LIBOR, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of LIBOR; or

                 (ii) at any time, that such Lender shall incur increased costs or reductions in the amounts received or receivable hereunder with respect to any LIBOR Loans (other than any increased cost or reduction in the amount received or receivable resulting from the imposition of or a change in the rate of net income taxes or similar charges) because of (x) any change since the date of this Agreement in any applicable law, governmental rule, regulation, guideline, order or request (whether or not having the force of law), or in the interpretation or administration thereof and including the introduction of any new law or governmental rule, regulation, guideline, order or request (such as, for example, but not limited to, a change in official re-serve requirements) and/or (y) other circumstances affecting such Lender or the position of such Lender in such market; or

                (iii) at any time since the date of this Agreement, that the making or continuance of any LIBOR Loan has become unlawful by compliance by such Lender in good faith with any law, governmental rule, regulation, guideline or order (or would conflict with any such governmental rule, regulation, guideline or order not having the force of law but with which such Lender customarily complies even though the failure to comply therewith would not be unlawful), or has become impracticable as a result of a contingency occurring after the date of this Agreement which materially and adversely affects LIBOR;

then, and in any such event, such Lender (or the Administrative Agent in the case of clause (i) above) shall (x) within five Business Days after any such event and (y) within five Business Days of the date on which such event no longer exists give notice (by telephone confirmed in writing) to the Borrower and (except in the case of clause (i)) to the Administrative Agent of such determination (which notice the Administrative Agent shall promptly transmit to each of the other Lenders). Thereafter, (x) in the case of clause (i) above, LIBOR Loans shall no longer be available until such time as the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice by the Administrative Agent no longer exist (which notice the Administrative Agent shall endeavor to give promptly after any express determination thereof by the Administrative Agent), and the Loans will be converted from LIBOR Loans to Alternate Base Rate Loans, (y) in the case of clause (ii) above, the Borrower shall pay to such Lender, upon written demand therefor (accompanied by the written notice referred to below), such additional amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Lender in its sole discretion shall determine) as shall be required to compensate such Lender for such increased costs or reductions in amounts received or receivable hereunder (a written notice as to the additional amounts owed to such Lender, showing the basis for the calculation thereof, submitted to the Borrower by such Lender shall, absent manifest error, be final and conclusive and binding upon all parties hereto) and
(z) in the case of clause (iii) above, the Borrower shall take one of the actions specified in Section 1.07(b) as promptly as possible and, in any event, within the time period required by law.

                  (b) At any time that any LIBOR Loan is affected by the circumstances described in Section 1.07(a)(ii) or (iii), the Borrower may (and in the case of a LIBOR Loan affected pursuant to Section 1.07(a)(iii) the Borrower shall) either (i) if the affected LIBOR Loan is then being made pursuant to a Borrowing, cancel said Borrowing by giving the Administrative Agent telephonic notice (confirmed promptly in writing) thereof on the same date that the Borrower was notified by a Lender pursuant to Section 1.07(a)(ii) or
(iii)), or (ii) if the affected LIBOR Loan is then outstanding, upon at least two Business Days' notice to the Administrative Agent, require the affected Lender to convert each such LIBOR Loan into an Alternate Base Rate Loan (which conversion, in the case of the circumstances described in Section 1.07(a)(iii), shall occur no later than the last day of the Interest Period then applicable to such LIBOR Loan (or such earlier date as shall be required by applicable law)); PROVIDED that if more than one Lender is affected at any time, then all affected Lenders must be treated the same pursuant to this Section 1.07(b).

                  (c) If any Lender shall have determined that the adoption or effectiveness of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by such Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, in each case, after the date of this Agreement, has or would have the effect of reducing the rate of return on such Lender's or such other corporation's capital or assets as a consequence of such Lender's Commitments or obligations hereunder to a level below that which such Lender or such other corporation could have achieved but for such adoption, effectiveness, change or compliance (taking into consideration such Lender's or such other corporation's policies with respect to capital adequacy), then from time to time, upon written demand by such Lender (with a copy to the Administrative Agent), accompanied by the notice referred to in the last sentence of this clause (c), the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender or such other corporation for such reduction. Each Lender, upon determining in good faith that any additional amounts will be payable pursuant to this Section 1.07(c), will give prompt written notice thereof to the Borrower, which notice shall set forth the basis of the calculation of such additional amounts, although the failure to give any such notice shall not release or diminish the Borrower's obligations to pay additional amounts pursuant to this Section 1.07(c) upon the subsequent receipt of such notice.

                  1.08. COMPENSATION. The Borrower shall compensate each Lender, promptly upon its written request (which request shall set forth the basis for requesting such compensation), for all reasonable losses, expenses and liabilities (including, without limitation, any loss, expense or liability incurred by reason of the liquidation or reemployment of deposits or other funds required by such Lender to fund its LIBOR Loans but excluding loss of anticipated profit with respect to any LIBOR Loans) which such Lender may sustain: (i) if any repayment (including any repayment made pursuant to Section
2.01 or 2.02 or as a result of an acceleration of the Loans pursuant to Section
7) or conversion of any LIBOR Loans occurs on a date which is not the last day of an Interest Period applicable thereto; (ii) if any prepayment of any LIBOR Loans is not made on any date specified in a notice of prepayment given by the Borrower; or (iii) as a consequence of (x) any other default by the Borrower to repay its LIBOR Loans when required by the terms of this Agreement or (y) an election made pursuant to Section 1.07(b). It is further understood and agreed that if any repayment of LIBOR Loans pursuant to Section 2.01 or any conversion of LIBOR Loans in either case occurs on a date which is not the last day of an Interest Period applicable thereto, such repayment or conversion shall be accompanied by any amounts owing to any Lender pursuant to this Section 1.08.

                  1.09. CHANGE OF LENDING OFFICE. Each Lender agrees that, upon the occurrence of any event giving rise to the operation of Section 1.07(a)(ii) or (iii), 1.07(c) or 2.06 with respect to such Lender, it will, if requested by the Borrower, use reasonable efforts (subject to overall policy considerations of such Lender) to designate another lending office for any Loans affected by such event; PROVIDED that such designation is made on such terms that, in the sole judgment of such Lender, such Lender and its lending office suffer no economic, legal or regulatory disadvantage, with the object of avoiding the consequences of the event giving rise to the operation of any such Section. Nothing in this Section 1.09 shall affect or postpone any of the obligations of the Borrower or the right of any Lender provided in Section 1.07 or 2.06.

                  1.10. REPLACEMENT LENDERS. (x) Upon the occurrence of any event giving rise to the operation of Section 1.07(a)(ii) or (iii), Section 1.07(c) or Section 2.06 with respect to any Lender which results in such Lender charging to the Borrower increased costs in excess of those being generally charged by the other Lenders or (y) in the case of a refusal by a Lender to consent to a proposed change, waiver, discharge or termination with respect to this Agreement which has been approved by the Required Lenders as provided in
Section 11.12, the Borrower shall have the right, if no Default or Event of Default then exists or, in the case of clause (y) above, would exist after giving effect to such replacement, to replace such Lender (the "Replaced Lender") with one or more other Eligible Transferees (collectively, the "Replacement Lender"), each of whom shall be acceptable to the Administrative Agent; PROVIDED that (i) at the time of any replacement pursuant to this Section 1.10, the Replacement Lender shall enter into one or more Assignment and Assumption Agreements pursuant to Section 11.04(b) (and with all fees payable pursuant to said Section 11.04(b) to be paid by the Replacement Lender) pursuant to which the Replacement Lender shall acquire the outstanding Loans of the Replaced Lender and, in connection therewith, shall pay to the Replaced Lender in respect thereof an amount equal to the sum of (A) an amount equal to the principal of, and all accrued interest on, all outstanding Loans of the Replaced Lender and (B) an amount equal to all accrued, but theretofore unpaid, fees owing to the Replaced Lender, and (ii) all obligations of the Borrower then owing to the Replaced Lender (other than those specifically described in clause
(i) above in respect of which the assignment purchase price has been, or is concurrently being, paid, but including all amounts, if any, owing under Section 1.08) shall be paid in full to such Replaced Lender, concurrently with such replacement. Upon the execution of the respective Assignment and Assumption Agreements, the payment of amounts referred to in clauses (i) and (ii) above, recordation of the assignment on the Register by the Administrative Agent pursuant to Section 11.15 and, if so requested by the Replacement Lender, of the appropriate Note or

Notes executed by the Borrower, the Replacement Lender shall become a Lender hereunder and the Replaced Lender shall cease to constitute a Lender hereunder, except with respect to indemnification provisions under this Agreement (including, without limitation, Sections 1.07, 1.08, 2.06, 11.01 and 11.06), which shall survive as to such Replaced Lender.

                  1.11. FEES. (a) On the Borrowing Date, the Borrower shall pay to the Administrative Agent for the account of the Lenders PRO RATA on the basis of their Percentages, a fee computed at a rate equal to 1.25% of the Borrowing Amount.

                  (b) On each of the sixth (6) and the twelfth (12) month anniversaries of the Borrowing Date, the Borrower shall pay to the Administrative Agent for the account of the Lenders PRO RATA on the basis of the principal amount of their Loans then outstanding, a fee computed at a rate equal to .50% of the aggregate principal amount of the Loans then outstanding on such anniversary date.

                  2. PREPAYMENTS; PAYMENTS; TAXES.

                  2.01. VOLUNTARY PREPAYMENTS. The Borrower shall have the right to prepay the Loans, without premium or penalty, in whole or in part at any time and from time to time on the following terms and conditions:

                  (i) the Borrower shall prepay Loans at 100% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of prepayment;

                 (ii) the Borrower shall give the Administrative Agent prior to 2:00 p.m. (New York time) at the Notice Office at least three Business Days' prior written notice (or telephonic notice promptly confirmed in writing) of its intent to prepay Loans ("Notice of Voluntary Prepayment") and the amount of such prepayment, which notice the Administrative Agent shall promptly transmit to each of the Lenders;

                (iii) without in any way limiting the obligation of the Borrower to confirm in writing any telephonic notice of any prepayment of Loans, the Administrative Agent may act without liability upon the basis of telephonic notice of such prepayment believed by the Administrative Agent in good faith to be from the chairman of the board, the chief executive officer, the president, the chief financial officer, the treasurer or any assistant treasurer of the Borrower, or from any other authorized officer of the Borrower designated in writing by any of the foregoing officers of the Borrower to the Administrative Agent as being authorized to give such notices, prior to receipt of written confirmation. The Borrower hereby waives the right to dispute the Administrative Agent's record of the terms of such telephonic notice of such prepayment of Loans absent manifest error;

                 (iv) each partial prepayment of Loans pursuant to this Section
         2.01 shall be in an aggregate principal amount of at least $1,000,000 and in integral multiples of $100,000 in excess thereof; and

                  (v) each prepayment pursuant to this Section 2.01 in respect of any Loans shall be applied PRO RATA among such Loans.

                  2.02.   MANDATORY OFFERS TO PREPAY AND MANDATORY PREPAYMENTS.

                  (a) PREPAYMENTS FROM ASSET SALE. Upon the consummation of an Asset Sale, the Borrower shall apply, or cause a Restricted Subsidiary to apply, the Net Cash Proceeds relating to such Asset Sale within 365 days of receipt thereof, or such later date if prior to such 365th day the Borrower or a Restricted Subsidiary shall have entered into a binding agreement to so use such Net Cash Proceeds within 180 days after the date of such agreement, either (A) to repay any Senior Indebtedness of the Borrower, (B) to reinvest in assets (including Capital Stock of a Person that directly or indirectly owns assets) of a kind used or usable in the business of the Company and its Restricted Subsidiaries as, or related or incidental to such business, conducted on the Borrowing Date (hereinafter referred to as "Replacement Assets") or (C) a combination of repayment and investment permitted by the foregoing clauses (A) and (B). On the 366th day after an Asset Sale or such earlier date, if any, as the Board of Directors of the Borrower or of such Restricted Subsidiary determines not to apply the Net Cash Proceeds relating to such Asset Sale as set forth in clauses (A), (B) and (C) of the next preceding sentence, or such later date (which date shall not be later than the 180th day after the date of the binding agreement referred to in the immediately preceding sentence) (each, a "Net Proceeds Offer Trigger Date"), such aggregate amount of Net Cash Proceeds which have not been applied on or before such Net Proceeds Offer Trigger Date as permitted in clauses (A), (B) and (C) of the next preceding sentence (each a "Net Proceeds Offer Amount") shall be applied by the Borrower or such Restricted Subsidiary to make an offer to prepay the Loans (the "Net Proceeds Offer") at a price equal to 100% of the aggregate principal amount thereof, plus accrued and unpaid interest, if any, to the date of prepayment, on a date (the "Net Proceeds Offer Payment Date") in accordance with the procedures set forth in Sections
2.03 through 2.06. The Borrower may defer the Net Proceeds Offer until there is an aggregate unutilized Net Proceeds Offer Amount equal to or in excess of $7.5 million resulting from one or more Asset Sales (at which time, the entire unutilized Net Proceeds Offer Amount, and not just the amount in excess of $7.5 million, shall be applied as required pursuant to this paragraph).

                  (b) PREPAYMENTS FROM CHANGE OF CONTROL. (i) Within 30 days following any Change of Control (each a "Change of Control Offer Trigger Date"; together with the Net Proceeds Offer Trigger Date, the "Trigger Date"), the Borrower will be obligated to offer to each Lender to prepay the Loans (the "Change of Control Offer Amount"; together with the Net Proceeds Offer Amount, the "Prepayment Amount") at a price equal to 101% of the aggregate principal amount thereof, plus accrued and unpaid interest, if any, to the date of prepayment (the "Change of Control Offer"; together with the Net Proceeds Offer, the "Mandatory Prepayment Offer") on a date (the "Change of Control Offer Payment Date"; together with the Net Proceeds Offer Payment Date, the "Payment Date") in accordance with the procedures set forth in Sections 2.03 through 2.06.

                 (ii) Prior to the mailing of the notice to the Administrative Agent provided for in Section 2.03 below but in any event within 30 days following any Change of Control, the Borrower hereby covenants to (i) repay in full all Indebtedness under the Senior Secured Credit Agreement and all other Senior Indebtedness the terms of which require a repayment upon a Change of Control and to terminate all commitments under the Senior Secured Credit Agreement and all such other Senior Indebtedness or to offer to repay in full all such Indebtedness and to terminate all such commitments and to repay the Indebtedness (and terminate the commitments) of each lender under the Senior Secured Credit Agreement and all such other Senior Indebtedness who has accepted such offer or (ii) obtain the requisite consents under the Senior Secured Credit Agreement and all such other Senior Indebtedness to permit the payment of the Loans. The Borrower shall first comply with the covenant in the preceding sentence before it shall be required to prepay the Loans pursuant to this
Section 2.02(b). The Borrower's failure to comply with the covenant described in this clause (ii) shall constitute an Event of Default under Section 7.03 and not
Section 7.01.

                  (c) PREPAYMENTS FROM ISSUANCES OF DEBT. In addition to any other mandatory repayments pursuant to this Section 2.02, on each date on or after the Borrowing Date on which the Borrower or any of its Restricted Subsidiaries or the Parent receives any cash proceeds from either (I) any incurrence of Indebtedness (other than Indebtedness permitted to be incurred pursuant to Section 6.01 or Section 6.12) by the Borrower or any of its Restricted Subsidiaries or the Parent or (II) any Receivables Financing Agreement (to the extent that the amount made available thereunder exceeds $150.0 million), an amount equal to 100% of the cash proceeds (net of all underwriting discounts, fees and commissions and other costs and expenses associated therewith) of the respective incurrence of Indebtedness shall be applied as a mandatory repayment of principal of outstanding Loans in accordance with Sections 2.03 through 2.06, except to the extent required to repay Indebtedness under the Senior Secured Credit Agreement.

                  (d) PREPAYMENTS FROM ISSUANCES OF EQUITY. In addition to any other mandatory repayments or commitment reductions pursuant to this Section 2.02, on each date on or after the Borrowing Date on which the Borrower or any of its Restricted Subsidiaries or the Parent receives any cash proceeds from any sale or issuance of preferred or common equity of (or cash capital contributions to) the Borrower or any of its Restricted Subsidiaries or the Parent (other than proceeds received from (u) sale of Margin Stock prior to consummation of the Merger, (v) the Transaction, (w) issuances of options to purchase the Parent Common Stock to management, directors, non-employee consultants and employees of the Parent and its Subsidiaries, (x) issuances of the Parent Common Stock (including as a result of the exercise of any options with regard thereto) to management, directors, non-employee consultants, and employees of the Parent and its Subsidiaries, (y) issuance of Parent Common Stock as consideration for an acquisition and (z) equity contributions to any Subsidiary of the Borrower made by the Borrower or any other Subsidiary of the Borrower), an amount equal to 75% of such cash proceeds (net of all underwriting discounts, fees and commissions and other costs and expenses associated therewith) of the respective equity issuance or capital contribution shall be applied as a mandatory repayment of principal of outstanding Loans in accordance with Sections 2.03 through 2.06; PROVIDED, HOWEVER, that if, on the date of receipt of such cash proceeds, the ratio of (x) total Indebtedness of the Borrower and its Restricted Subsidiaries on a consolidated basis as of the end of the most recently completed fiscal quarter (without treating the Trust Preferred Securities as Indebtedness) to (y) Consolidated EBITDA for the four consecutive fiscal quarters of the Borrower ended on or immediately prior to such date, in each case on a PRO FORMA basis, is less than 4.00 to 1.00, then only 50% of such cash proceeds of the respective equity issuance or capital contribution shall be required to be applied as a mandatory repayment of principal of outstanding Loans.

                  2.03. NOTICE AND PROCEDURES. (a) With respect to each Mandatory Prepayment Offer, the Borrower shall mail to the Administrative Agent at the Notice Office, a notice of prepayment (the "Mandatory Prepayment Offer Notice"), within 25 days following the Trigger Date, with a copy to each of the Lenders. Upon receiving a Mandatory Prepayment Offer Notice, Lenders may elect to have their Loans prepaid in whole or in part in integral multiples of $1,000 in exchange for cash. To the extent Lenders properly accept the offer to prepay the Loans in an amount exceeding the Net Proceeds Offer Amount pursuant to an Asset Sale, Loans of tendering Lenders will be prepaid on a PRO RATA basis (based on amounts tendered).

                  A Mandatory Prepayment Offer shall remain open for a period of 20 Business Days or such longer period as may be required by law.

                  The notice to the Administrative Agent described in the first paragraph of this Section 2.03(a) shall contain all instructions and materials necessary to enable the Borrower to prepay the Loans:

                  (i) that a Net Proceeds Offer or a Change of Control Offer, as the case may be, is being made pursuant to Section 2.02 and that all Loans validly tendered will be accepted for payment;

                 (ii) the purchase price and the purchase date, which shall be no earlier than 30 days nor later than 40 days from the date such notice is mailed (the "Payment Date");

                (iii) that any Loan not tendered will continue to accrue interest;

                 (iv) that any Loan accepted for payment pursuant to the Mandatory Prepayment Offer shall cease to accrue interest after the Payment Date unless the Borrower shall default in the payment of the repurchase price of the Loans;

                  (v) that if a Lender elects to have its Loan prepaid pursuant to the Mandatory Prepayment Offer, it will be required to surrender any Note held by it to the Borrower prior to 5:00 p.m. New York time on the Payment Date;

                 (vi) that a Lender will be entitled to withdraw its election if the Borrower receives, not later than 5:00 p.m. New York time on the Business Day preceding the Payment Date, a telegram, telex, facsimile transmission or letter setting forth the principal amount of Loans such Lender delivered for prepayment, and a statement that such Lender is withdrawing its election to have such Loan prepaid; and

                (vii) that if Loans are prepaid only in part, a new Note of the same type will be issued in principal amount equal to the non-prepaid portion of the Loans surrendered.

                  On or before the Payment Date, the Borrower shall (i) accept for prepayment Loans or portions thereof which are to be prepaid in accordance with the above, and (ii) deposit at the Payment Office Dollars sufficient to pay the purchase price of all Loans to be prepaid. The Administrative Agent shall promptly mail to the Lenders whose Loans are so accepted payment in an amount equal to the purchase price therefor. Any Net Cash Proceeds remaining after the Borrower has complied with its obligations under Section 2.02(a) shall be available to the Borrower for general corporate purposes and the aggregate unutilized Net Proceeds Offer Amount shall be reset to zero.

                  (b) With respect to each prepayment of Loans pursuant to
Section 2.02, each prepayment of any Loans made pursuant to a Borrowing shall be applied PRO RATA among such Loans. In the absence of a designation by the Borrower as described in the previous sentence, the Administrative Agent shall make such designation in its sole discretion.

                  (c) Notwithstanding anything to the contrary contained in this Agreement or in any other Credit Document, all then outstanding Loans shall be repaid in full on the Maturity Date.

                  (d) Notwithstanding anything to the contrary contained elsewhere in this Agreement, if on the date any required prepayment or repayment hereunder (other than on the Maturity Date) is to be made and as a result thereof breakage costs would become due and owing under Section 1.08, so long as no Default or Event of Default shall have occurred and be continuing, the Borrower, at its option, may, in lieu of making any such pre-payment or repayment, place any amounts which would otherwise be required to be so prepaid or repaid in an interest-bearing cash collateral account established with the Administrative Agent (on terms and conditions satisfactory to the Administrative Agent) for the benefit of the Lenders until the expiration of the Interest Periods applicable to the subject LIBOR Loans, at which time such amounts shall be applied to such required prepayments or repayments, as the case may be.

                  2.04. METHOD AND PLACE OF PAYMENT. Except as otherwise specifically provided herein, all payments under this Agreement or under any Note shall be made to the Administrative Agent for the account of the Lender or Lenders entitled thereto not later than 2:00 P.M. (New York time) on the date when due and shall be made in Dollars in immediately available funds at the Payment Office; funds received by the Administrative Agent after that time shall be deemed to have been paid by the Borrower on the next succeeding Business Day. Whenever any payment to be made hereunder or under any Note shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall be payable at the applicable rate during such extension. The Borrower hereby authorizes the Administrative Agent to charge its account with the Administrative Agent in order to cause timely payment to be made of all principal, interest and fees due hereunder (subject to sufficient funds being available in its account for that purpose).

                  2.05. NOTATION OF PAYMENT. Each Lender agrees that before disposing of any Note held by it, or any part thereof (other than by granting participations therein), such Lender will make a notation thereon of all principal payments previously made thereon and of the date to which interest thereon has been paid and will notify the Borrower of the name and address of the transferee of that Note; PROVIDED, HOWEVER, that the failure to make (or any error in the making of) such a notation or to notify the Borrower of the name and address of such transferee shall not limit or otherwise affect the obligation of the Borrower hereunder or under such Notes with respect to the Loans and payments of principal or interest on any such Note.

                  2.06. NET PAYMENTS. (a) All payments made by the Borrower hereunder or under any Note will be made without setoff, counterclaim or other defense (which payment shall not be deemed a waiver of any claims under this Agreement). Except as provided in Section 2.06, all such payments will be made free and clear of, and without deduction or withholding for, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein with respect to such payment (but excluding, except as provided in the second succeeding sentence, any tax (including any franchise tax) imposed on or measured by the net income or net profits of a Lender pursuant to the laws of the jurisdiction in which it is organized or the jurisdiction in which the principal office or applicable lending office of such Lender is located or any subdivision thereof or therein) and all interest, penalties or similar liabilities with respect thereto (all such nonexcluded taxes, levies, imposts, duties, fees, assessments or other charges being referred to collectively as "Taxes"). If any Taxes are so levied or imposed, the Borrower agrees to pay the full amount of such Taxes, and such additional amounts as may be necessary so that every payment of all amounts due under this Agreement or under any Note, after withholding or deduction for or on account of any Taxes, will not be less than the amount provided for herein or in such Note. If any amounts are payable in respect of Taxes pursuant to the preceding sentence, the Borrower agrees to reimburse each Lender, upon the written request of such Lender, for taxes imposed on or measured by the net income or net profits of such Lender pursuant to the laws of the jurisdiction in which the principal office or applicable lending office of such Lender is located or under the laws of any political subdivision or taxing authority of any such jurisdiction in which the principal office or applicable lending office of such Lender is located and for any withholding of taxes as such Lender shall determine are payable by, or withheld from, such Lender in respect of such amounts so paid to or on behalf of such Lender pursuant to the preceding sentence and in respect of any amounts paid to or on behalf of such Lender pursuant to this sentence; PROVIDED, HOWEVER, that no such reimbursement shall be required unless such Lender determines that the amount of such Taxes exceeds the amount of any credit, allowance or deduction allowable to such Lender as an offset against any taxes payable on behalf of such Lender and in such event reimbursement shall not be required in any amount greater than such excess. The Borrower will furnish to the Administrative Agent within 45 days after the date the payment of any Taxes is due pursuant to applicable law certified copies of tax receipts evidencing such payment by the Borrower. The Borrower agrees to indemnify and hold harmless each Lender and the Administrative Agent, and reimburse such Lender and the Administrative Agent upon its written request, for the amount of any Taxes so levied or imposed and paid by such Lender or the Administrative Agent. A certificate as to the amount of any such required indemnification payment prepared by such Lender or the Administrative Agent shall be final, conclusive and binding for all purposes absent manifest error.

                  (b) Each Lender that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) agrees to deliver to the Borrower and the Administrative Agent on or prior to the Closing Date, or in the case of a Lender that is an assignee or transferee of an interest under this Agreement pursuant to Section 1.10 or Section 11.04 (unless the respective Lender was already a Lender hereunder immediately prior to such assignment or transfer), on the date of such assignment or transfer to such Lender, (i) two accurate and complete original signed copies of Internal Revenue Service Form 4224 or 1001 (or successor forms) certifying to such Lender's entitlement to a complete exemption from United States withholding tax with respect to payments to be made under this Agreement and under any Note, or (ii) if the Lender is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code and cannot deliver either Internal Revenue Service Form 1001 or 4224 pursuant to clause (i) above, (x) a certificate substantially in the form of Exhibit B (any such certificate, a "Section 2.06(b)(ii) Certificate") and (y) two accurate and complete original signed copies of Internal Revenue Service Form W-8 (or successor form) certifying to such Lender's entitlement to a complete exemption from United States withholding tax with respect to payments of interest to be made under this Agreement and under any Note. In addition, each Lender agrees that from time to time after the Closing Date, when a lapse in time or change in circumstances renders the previous certification obsolete or inaccurate in any material respect, it will deliver promptly to the Borrower and the Administrative Agent two new accurate and complete original signed copies of Internal Revenue Service Form 4224 or 1001, or Form W-8 and a Section 2.06(b)(ii) Certificate, as the case may be, and such other forms as may be required in order to confirm or establish the entitlement of such Lender to a continued exemption from or reduction in United States withholding tax with respect to payments under this Agreement and any Note, or it shall immediately notify the Borrower and the Administrative Agent of its inability to deliver any such Form or Certificate, in which case such Lender shall not be required to deliver any such Form or Certificate pursuant to this Section 2.06(b). Notwithstanding anything to the contrary contained in Section 2.06(a), but subject to Section 11.04(b) and the immediately succeeding sentence, (x) the Borrower shall be entitled, to the extent it is required to do so by law, to deduct or withhold income or similar taxes imposed by the United States (or any political subdivision or taxing authority thereof or therein) from interest, fees or other amounts payable hereunder for the account of any Lender which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for U.S. Federal income tax purposes to the extent that such Lender has not provided to the Borrower U.S. Internal Revenue Service Forms that establish a complete exemption from such deduction or withholding and (y) the Borrower shall not be obligated pursuant to Section 2.06(a) hereof to gross up payments to be made to a Lender in respect of income withholding or similar taxes imposed by the United States if (I) such Lender has not provided to the Borrower the Internal Revenue Service Forms required to be provided to the Borrower pursuant to this Section 2.06(b) or (II) in the case of a payment, other than interest, to a Lender described in clause (ii) above, to the extent that such Forms do not establish a complete exemption from withholding of such taxes. Notwithstanding anything to the contrary contained in the preceding sentence or elsewhere in this Section 2.06 and except as set forth in Section 11.04(b), the Borrower agrees to pay additional amounts and to indemnify each Lender and the Administrative Agent in the manner set forth in Section 2.06(a) (without regard to the identity of the jurisdiction requiring the deduction or withholding) in respect of any amounts deducted or withheld by it as described in the immediately preceding sentence as a result of any changes after the Closing Date in any applicable law, treaty, governmental rule, regulation, guideline or order, or in the interpretation thereof, relating to the deducting or withholding of income or similar Taxes.

                  3. CONDITIONS PRECEDENT TO THE BORROWING DATE.

                  The obligation of each Lender to make Loans on the Borrowing Date is subject at the time of the making of such Loans to the satisfaction of the following conditions:

                  3.01. EXECUTION OF AGREEMENT; NOTES. (i) On or prior to the Borrowing Date, the Borrower shall have delivered to the Administrative Agent executed copies of this Agreement and (ii) on or prior to the Borrowing Date, there shall have been delivered to the Administrative Agent for the account of each of the Lenders that have requested a Note or Notes the appropriate Note executed by the Borrower and the Guarantors in the amount, maturity and as otherwise provided herein.

                  3.02. NO DEFAULT; REPRESENTATIONS AND WARRANTIES. On the Borrowing Date and also after giving effect to the Loans made on the Borrowing Date, (i) there shall exist no Default or Event of Default and (ii) all representations and warranties contained herein and in the other Documents in effect at such time shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the Borrowing Date, unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date.

                  3.03. OFFICERS' CERTIFICATE. On the Borrowing Date, the Administrative Agent shall have received a certificate dated such date signed by an appropriate officer of each of the Parent, the Borrower and Essex, stating that all of the applicable conditions set forth in Sections 3.02, 3.06 (deleting the reference to the Administrative Agent and the Lenders therein), 3.07 (deleting the reference to the Lenders therein), 3.08, 3.09 (deleting the reference to the Administrative Agent therein), 3.10(a) and (b) (deleting the reference to the Administrative Agent therein) and 3.13, as such provisions relate to such Credit Party, exist as of such date.

                  3.04. OPINIONS OF COUNSEL. On the Borrowing Date, the Administrative Agent shall have received an opinion, addressed to the Administrative Agent and each of the Lenders and dated the Borrowing Date, from Proskauer Rose LLP, counsel to the Borrower, in the form of Exhibit C.

                  3.05. CORPORATE PROCEEDINGS. (a) On the Borrowing Date, the Administrative Agent shall have received from each Credit Party a certificate, dated the Borrowing Date, signed by the chairman, a vice chairman, the president or any vice-president of such Credit Party, and attested to by the secretary or any assistant secretary of such Credit Party, in the form of Exhibit D with appropriate insertions, together with copies of the Certificate of Incorporation and By-Laws of such Credit Party and the resolutions of such Credit Party referred to in such certificate and all of the foregoing (including each such Certificate of Incorporation and By-Laws) shall be reasonably satisfactory to the Administrative Agent.

                  (b) On the Borrowing Date, all corporate and legal proceedings and all instruments and agreements in connection with the transactions contemplated by the Credit Documents shall be reasonably satisfactory in form and substance to the Administrative

Agent, and the Administrative Agent shall have received all information and copies of all certificates, documents and papers, including good standing certificates, bring-down certificates and any other records of corporate proceedings and governmental approvals, if any, which the Administrative Agent reasonably may have requested in connection therewith, such documents and papers, where appropriate, to be certified by proper corporate or governmental authorities.

                  3.06. ADVERSE CHANGE, ETC. On the Borrowing Date and after giving effect to the Loans made on the Borrowing Date and any loans made under the Senior Secured Credit Agreement on the Borrowing Date, nothing shall have occurred since June 30, 1998, in the case of Essex, or July 31, 1998, in the case of the Parent or the Borrower (and neither the Lenders nor the Administrative Agent shall have become aware of any facts or conditions not previously known), which has, or could reasonably be expected to have, a Material Adverse Effect.

                  3.07. LITIGATION. On the Borrowing Date and after giving effect to the Loans made on the Borrowing Date and any loans made under the Senior Secured Credit Agreement on the Borrowing Date, there shall be no actions, suits or proceedings pending or threatened (a) with respect to this Agreement or any other Document or the Transaction or (b) which the Lenders shall have determined could reasonably be expected to have a Material Adverse Effect.

                  3.08. APPROVALS. (a) On or prior to the Borrowing Date, all necessary governmental (domestic and non-U.S.) and third party approvals in connection with the Transaction, the transactions contemplated by the Credit Documents and otherwise referred to herein or therein shall have been obtained and remain in effect, and all applicable waiting periods shall have expired without any action being taken by any competent authority which restrains, prevents or imposes materially adverse conditions upon the consummation of the Transaction, the transactions contemplated by the Documents and otherwise referred to herein or therein. Additionally, there shall not exist any judgment, order, injunction or other restraint issued or filed or a hearing seeking injunctive relief or other restraint pending or notified prohibiting or imposing materially adverse conditions upon the consummation of the Transaction or the making of the Loans.

                  (b) On or prior to the Borrowing Date, all necessary approvals in connection with the continuation of the Essex Funding Agreement, the Essex Capital Lease Facility and the Essex Canadian Facility beyond the Borrowing Date as they are in effect as of the date hereof shall have been obtained and remain in place and evidence thereof (in form and substance reasonably satisfactory to the Administrative Agent) shall have been delivered to the Administrative Agent.

                  3.09. CONSUMMATION OF THE TRANSACTION. On the Borrowing Date, the following shall be true: (i) the Merger Agreement shall be in full force and effect, without any waiver or amendment of any term or other condition thereof; (ii) the Tender Offer shall have been consummated in accordance with applicable law and in accordance with the Acquisition Documents, without any waiver or amendment of any term or other condition thereof; (iii) the recommendation of the Board of Directors of the Parent with respect to the Transaction shall not have been modified in any material respect or withdrawn;
(iv) the Minimum Condition shall have been satisfied and Acquisition Co shall have accepted for payment up to the Maximum Number of shares under the Tender Offer and, as a result thereof, the Parent shall be able to effect the Merger without the affirmative vote of any other Person; (v) no Change of Control shall have occurred; (vi) all necessary material governmental and third party approvals in connection with the Transaction shall have been obtained and remain in effect, and all applicable waiting periods shall have expired (including, without limitation, those prescribed by the Hart-Scott-Rodino Antitrust Improvements Act of 1976), in each case, without any action being taken by any authority which restrains, prevents or imposes materially adverse conditions upon the consummation of the transactions contemplated by the Loans (or which may have any such effect); (vii) the Parent, the Borrower, Essex and their respective Subsidiaries shall have no Indebtedness outstanding except as permitted by Section 6.01(i)-(xvii), inclusive; (viii) there shall not have occurred after October 21, 1998 any material adverse change to the syndication market for credit facilities similar in nature to the Loans and there shall not have occurred after October 21, 1998 and be continuing a material disruption of or material adverse change in financial, banking or capital markets that would have a material adverse effect on the syndication of the Loans, in each case as determined by the Administrative Agent in its reasonable discretion; and (ix) not less than a majority of the board of directors of Essex International shall be comprised of the Parent's designees and all actions (including any amendment of the bylaws of Essex International) necessary to cause the foregoing shall have been taken.

                  3.10. ESSEX CREDIT AGREEMENT. (a) On the Borrowing Date, the commitments under the Essex Credit Agreement shall have been terminated, all loans thereunder shall have been repaid in full, together with all accrued and unpaid interest thereon, all accrued and unpaid fees thereon shall have been repaid in full and all other amounts then owing pursuant to the Essex Credit Agreement shall have been repaid in full.

                  (b) On the Borrowing Date, all security interests and Liens created under the Essex Credit Agreement and the related security documents on the capital stock of, and assets (including intercompany notes) owned by, Essex and its Subsidiaries shall have been terminated and released, and the Administrative Agent shall have received all such releases as may have been requested by the Administrative Agent, which releases shall be in the form and substance reasonably satisfactory to the Administrative Agent.

                  (c) The Administrative Agent shall have received evidence from the lenders under the Essex Credit Agreement in form, scope and substance reasonably satisfactory to it that the matters set forth in Section 3.10(a) and
(b) have been satisfied at such time.

                  3.11. PAYMENT OF FEES. On or before the Borrowing Date, all costs, fees and expenses, and all other compensation contemplated by this Agreement or any other agreement with the Administrative Agent or any Lender due to the Administrative Agent or the Lenders (including, without limitation, reasonable legal fees and expenses), shall have been paid to the extent then due.

                  3.12. SOLVENCY CERTIFICATE; EVIDENCE OF INSURANCE. On the Borrowing Date, the Agent shall have received:

                  (a) one or more solvency certificates in the form of Exhibit E from the chief financial officer of the Borrower and of each Guarantor and dated the Borrowing Date, in each case, addressed to the Administrative Agent and each Lender, and reciting that, both prior to and after giving effect to the Transaction and the incurrence of all financings contemplated herein and in the Senior Secured Credit Agreement, the Parent, the Borrower, Essex and each of their respective Subsidiaries (on a stand-alone basis) are not and will not be rendered insolvent or inadequately capitalized for the respective businesses they intend to conduct and have not and will not have incurred debts beyond their ability to pay as they mature and that, upon consummation of the Transaction, the total assets of the Borrower exceed the amount necessary to pay all of its liabilities and that neither the Parent, the Borrower, Essex nor any of their respective Subsidiaries is entering into the Transaction with the intent to hinder, delay or defraud any creditor of the Parent, the Borrower, Essex or any of their respective Subsidiaries; and

                  (b) evidence of insurance complying with the requirements of
         Section 5.03 for the business and properties of the Parent, the Borrower, Essex and their respective Subsidiaries, in scope, form and substance reasonably satisfactory to the Administrative Agent.

                  3.13. MARGIN REGULATIONS. On the Borrowing Date and after giving effect to the making of the Loans hereunder and Section 11.18, neither the making of any Loan, nor the use of the proceeds thereof, shall have violated the provisions of Regulation T, U or X of the Board of Governors of the Federal Reserve System.

                  3.14. SENIOR SECURED CREDIT AGREEMENT. (a) On or prior to the Borrowing Date, the Borrower shall have entered into definitive documentation with respect to the Senior Secured Credit Agreement with a syndicate of lenders in an amount that is, together with the proceeds of the incurrence of Loans, sufficient to consummate the Transaction and to pay all related fees and expenses, as contemplated herein. No default or event of default shall have occurred under the Senior Secured Credit Agreement and all material conditions to borrowings thereunder shall have been satisfied without waiver. The loans to be made under the Senior Secured Credit Agreement on the Borrowing Date shall be made no later than simultaneously with the making of the Loans hereunder.

                  (b) On or prior to the Borrowing Date, there shall have been delivered to the Agent true and correct copies of the Senior Secured Credit Documents and all of the terms and conditions of the Senior Secured Credit Documents shall be reasonably satisfactory in form and substance to the Agent and the Required Lenders.

                  3.15. REPRESENTATIONS AND WARRANTIES IN SENIOR SECURED CREDIT AGREEMENT. On the Borrowing Date, all representations and warranties in the Senior Secured Credit Agreement shall be true and correct in all material respects.

                  The acceptance of the benefits of the Loans shall constitute a representation and warranty by each Credit Party to the Agent and each of the Lenders that all of the applicable conditions specified above exist as of the date of such Loans. All of the certificates, legal opinions and other documents and papers referred to in this Section 3, unless otherwise specified, shall be delivered to the Agent at its Notice Office for the account of each of the Lenders and, except for the Notes, in sufficient counterparts for each of the Lenders and shall be reasonably satisfactory in form and substance to the Agent and the Required Lenders.

                  3.16. CREATION OF THE BORROWER. The Borrower shall have been duly organized under the laws of the State of Delaware and the Parent shall have transferred all of its assets to the Borrower (other than the Capital Stock of DNE Systems and insignificant assets).

                  4. REPRESENTATIONS, WARRANTIES AND AGREEMENTS.

                  In order to induce the Lenders to enter into this Agreement and to make the Loans provided for herein, the Parent and the Borrower makes the following representations, warranties and agreements with the Lenders (in each case both before and after giving PRO FORMA effect to the Transaction and (other than with respect to scheduling consents required or necessary) the receipt of all required or necessary consents to the extent that they have been received and are effective on and after the Borrowing Date), all of which shall survive the execution and delivery of this Agreement and the making of the Loans (with the occurrence of the Borrowing Date being deemed to constitute a representation and warranty that the matters specified in this Section 4 are true and correct in all material respects on and as of the Borrowing Date, unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date):

                  4.01. CORPORATE STATUS. The Parent, the Borrower, Essex and each of their respective Subsidiaries (i) is a duly organized and validly existing corporation in good standing under the laws of the jurisdiction of its organization, (ii) has the requisite corporate power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (iii) is duly qualified and is authorized to do business and is in good standing in all jurisdictions where it is required to be so qualified and where the failure to be so qualified would have a Material Adverse Effect.

                  4.02. CORPORATE POWER AND AUTHORITY. Each Credit Party has the requisite corporate power and authority to execute, deliver and carry out the terms and provisions of the Documents to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of the Documents to which it is a party. Each Credit Party has duly executed and delivered each Document to which it is a party and each such Document constitutes the legal, valid and binding obligation of such Credit Party enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

                  4.03. NO VIOLATION. Neither the execution, delivery or performance by any Credit Party of the Documents to which it is a party nor compliance by any Credit Party with the terms and provisions thereof, nor the consummation of the transactions contemplated herein or therein, including, without limitation, the making of any Loan or the use of the proceeds thereof,
(i) after giving effect to Section 11.18, will contravene any applicable provision of any law, statute, rule or regulation, or any order, writ, injunction or decree of any court or governmental instrumentality, including, without limitation, the provisions of Regulation T, U or X of the Board of Governors of the Federal Reserve System, (ii) will conflict or be inconsistent with, or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of the Parent, the Borrower, Essex or any of their respective Subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement, credit agreement or any other material agreement or instrument to which the Parent, the Borrower, Essex or any of their respective Subsidiaries is a party or by which it or any of its property or assets are bound or to which it may be subject or (iii) will violate any provision of the Certificate of Incorporation or By-Laws of the Parent, the Borrower, Essex or any of their respective Subsidiaries.

                  4.04. USE OF PROCEEDS. The proceeds of the Loans (together with the proceeds of the loans under the Senior Secured Credit Agreement to be made on the Borrowing Date) shall be utilized as follows: on the Borrowing Date, all proceeds of the Loans shall be used to (i) consummate the Tender Offer (including payments in respect of stock options and settlement of certain employee rights with respect to a change of control of Essex International) and pay fees and expenses in connection therewith, (ii) refinance the Existing Superior Credit Agreement and (iii) refinance up to $280.0 million of Indebtedness of Essex incurred under the Essex Credit Agreement.

                  4.05. GOVERNMENTAL APPROVALS. All applicable waiting periods (including, without limitation, those prescribed by the Hart-Scott-Rodino Antitrust Improvements Act of 1976) shall have expired and except for filings with applicable governmental authorities contemplated by the Senior Secured Credit Documents, all of which shall be made in accordance with such Senior Secured Credit Documents, no order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any non-U.S. or domestic governmental or public body or authority, or any subdivision thereof, is required to authorize or is required in connection with
(i) the execution, delivery and performance of any Document or (ii) the legality, validity, binding effect or enforceability of any Document.

                  4.06. INVESTMENT COMPANY ACT; PUBLIC UTILITY HOLDING COMPANY ACT. Neither the Parent, the Borrower, Essex nor any of their respective Subsidiaries is (a) an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended, or (b) a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                  4.07. TRUE AND COMPLETE DISCLOSURE. All factual information (taken as a whole) (which term shall not include, for purposes of this Section 4.07, the Projections or PRO FORMA information delivered in connection herewith) heretofore or contemporaneously furnished by or on behalf of the Parent, the Borrower or Essex or any of their respective Subsidiaries in writing to the Administrative Agent or any Lender (including, without limitation, all information contained in the Documents) for purposes of or in connection with the Documents or any transaction contemplated therein is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of any such Person in writing to the Administrative Agent or any Lender will be, true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any material fact necessary to make such information (taken as a whole) not misleading at such time.

                  4.08. FINANCIAL CONDITION; FINANCIAL STATEMENTS. (a) On and as of the Borrowing Date, on a PRO FORMA basis after giving effect to the Transaction and to all Indebtedness incurred, and to be incurred, and Liens created, and to be created, by each Credit Party in connection therewith, (x) the sum of the assets, at a fair valuation (I.E., the amount that may be realized within a reasonable time, considered to be six months to one year, either through collection or sale at the regular market value, conceiving the latter as the amount that would be obtained for such assets within such period by a capable and diligent businessperson from an interested buyer who is willing to purchase under ordinary selling conditions), of the Parent, the Borrower, Essex and their respective Subsidiaries (on a consolidated basis) will exceed their debts, (y) each Credit Party has not incurred or intended to, nor believes that it will, incur debts beyond its ability to pay such debts as such debts mature and (z) each Credit Party will have sufficient capital with which to conduct its business. For purposes of this Section 4.08, "debt" means any liability on a claim, and "claim" means (i) right to payment whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (ii) right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured; PROVIDED that to the extent any such "claim" is not fixed, the amount thereof shall equal the Parent's, the Borrower's or Essex's good faith estimate of the maximum amount thereof.

                  (b) The annual and interim financial statements previously provided to the Administrative Agent (as to the Parent and Essex International and as to their Subsidiaries on a combined basis) (including statements of income and cash flows and changes in shareholders' equity) present fairly in all material respects the financial condition of the relevant Persons at the dates of said statements and the results for the periods covered thereby. All such financial statements have been prepared in accordance with GAAP consistently applied (other than, in the case of such interim financial statements, the absence of footnotes and normal year-end adjustments) and the financial statements as of and for the fiscal years have been audited by and accompanied by the opinion of Arthur Andersen LLP, independent public accountants of the Parent, and Ernst & Young, LLP, independent public accountants of Essex International.

                  (c) Since June 30, 1998, in the case of Essex, and since
July 31, 1998, in the case of the Parent or the Borrower, nothing has occurred that has had or could reasonably be expected to have a Material Adverse Effect.

                  (d) Except as fully reflected in the financial statements described in Section 4.08(b), the Indebtedness incurred under this Agreement and the Senior Secured Credit Agreement and liabilities and obligations arising under the Merger Agreement and except as set forth in Schedule VI hereto, (i) there were as of the Borrowing Date (and after giving effect to any Loans made on such date and any loans made under the Senior Secured Credit Agreement on such date), no liabilities or obligations (excluding obligations or liabilities incurred in the ordinary course of business which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect) with respect to the Parent, the Borrower, Essex or any of their respective Subsidiaries of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due), and (ii) neither the Parent, the Borrower, Essex nor any of their respective Subsidiaries knows of any basis for the assertion against the Parent, the Borrower, Essex or any of their respective Subsidiaries of any such liability or obligation which, either individually or in the aggregate, has, or could be reasonably likely to have, a Material Adverse Effect.

                  (e) The PRO FORMA information contained in the Projections is based on good faith estimates and assumptions made by the management of the Parent, the Borrower and Essex, and on the Borrowing Date the management believes that the Projections and such PRO FORMA information were reasonable and, in the case of the Projections, attainable under the facts and circumstances known to such management, it being recognized by the Lenders, however, that projections as to future events are not to be viewed as facts and that the actual results during the period or periods covered by the Projections may differ from the projected results and that the differences could be material. There is no fact known to the Parent, the Borrower, Essex or any of their respective Subsidiaries which would have a Material Adverse Effect which has not been disclosed herein or in such other documents, certificates and statements furnished to the Lenders for use in connection with the transactions contemplated hereby.

                  4.09. TRANSACTION. At the time of consummation of the appropriate portion of the Transaction, all consents and approvals of, and filings and registrations with, and all other actions in respect of, all governmental agencies, authorities or instrumentalities required to make or consummate such portion of the Transaction shall have been obtained, given, filed or taken or waived and are or will be in full force and effect (or effective judicial relief with respect thereto has been obtained) except where the failure to obtain, give, file or take would not reasonably be expected to have a Material Adverse Affect. All applicable waiting periods with respect thereto have or, prior to the time when required, will have expired without, in all such cases, any action being taken by any competent authority which restrains, prevents or imposes material adverse conditions upon the Transaction. Additionally, there does not exist any judgment, order or injunction prohibiting or imposing material adverse conditions upon the Transaction or the occurrence of the making of the Loans or the performance by the Borrower and its Subsidiaries and the Parent of their obligations under the Documents and all applicable laws. The Transaction has been consummated in accordance with the respective Documents and all applicable laws.

                  4.10. COMPLIANCE WITH ERISA. (a) The Parent, the Borrower, Essex, their respective Subsidiaries and their respective ERISA Affiliates are in compliance with all ap-plicable provisions of ERISA and the Code and the published regulations and interpretations thereunder with respect to all employee benefit plans (as defined in Section 3(3) of ERISA); no Reportable Event has occurred with respect to a Plan; no Plan is insolvent or in reorganization in excess of $3.0 million; the aggregate Unfunded Current Liability of all Plans (excluding Plans without Unfunded Current Liabilities) does not exceed $3,000,000; no Plan has an accumulated or waived funding deficiency, has permitted decreases in its funding standard account or has applied for a waiver of the minimum funding standard or an extension of any amortization period within the meaning of Section 412 of the Code; all contributions required to be made with respect to a Plan and a Non-U.S. Pension Plan have been timely made; neither the Parent, the Borrower, Essex, any Subsidiary of the Parent, the Borrower or Essex nor any ERISA Affiliate has incurred any liability to or on account of a Plan pursuant to
Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of
ERISA or Section 401(a)(29), 4971, 4975 or 4980 of the Code or reasonably expects to incur any liability (including any indirect, contingent or secondary liability) under any of the foregoing Sections with respect to any Plan (other than liabilities of any ERISA Affiliate which could not, by operation of law or otherwise, become a liability of the Borrower or any of its Subsidiaries); no proceedings have been instituted to terminate, or to appoint a trustee to administer, any Plan; no condition exists which presents a material risk to the Parent, the Borrower, Essex or any Subsidiary of the Parent, the Borrower or Essex or any ERISA Affiliate of incurring a liability to or on account of a Plan pursuant to the foregoing provisions of ERISA and the Code; using actuarial assumptions and computation methods consistent with subpart 1 of subtitle E of Title IV of ERISA, the aggregate liabilities of the Parent, the Borrower, Essex and their respective Subsidiaries and their respective ERISA Affiliates to all Multiemployer Plans in the event of a complete withdrawal therefrom, as of the close of the most recent fiscal year of each such Plan ended prior to the Borrowing Date, would not, singly or in the aggregate, result in a Material Adverse Effect; no lien imposed under the Code or ERISA on the assets of the Parent, the Borrower, Essex or any Subsidiary of the Parent, the Borrower or Essex or any ERISA Affiliate exists or is reasonably likely to arise on account of any Plan; and the Parent, the Borrower, Essex and their respective Subsidiaries do not maintain or contribute to any employee welfare benefit plan (as defined in Section 3(1) of ERISA) which provides benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or any employee pension benefit plan (as defined in Section 3(2) of ERISA) the obligations with respect to which could reasonably be expected, singly or in the aggregate, to have a Material Adverse Effect.

                  (b) Each Non-U.S. Pension Plan has been maintained in compliance with its terms and with the requirements of any and all applicable laws, statutes, rules, regulations and orders and has been maintained, where required, in good standing with applicable regulatory authorities. Neither the Parent, the Borrower, Essex nor any of their respective Subsidiaries has incurred any obligation in connection with the termination of or withdrawal from any Non-U.S. Pension Plan. The present value of the accrued benefit liabilities

(whether or not vested) under each Non-U.S. Pension Plan which is funded, determined as of the end of the most recently ended fiscal year of the Parent, the Borrower or Essex on the basis of actuarial assumptions, each of which is reasonable, did not exceed the current value of the assets of such Non-U.S. Pension Plan, and for each Non-U.S. Pension Plan which is not funded, the obligations of such Non-U.S. Pension Plan are properly accrued.

                  (c) Notwithstanding the foregoing, the representations, warranties and agreements contained in this Section 4.10 are qualified such that a breach or failure thereof shall not be treated as such unless the circumstances of such breach or failure have resulted in or are reasonably expected to result in either (i) a Material Adverse Effect or (ii) the imposition of a lien on the assets of the Parent, the Borrower, Essex or any of their respective Subsidiaries.

                  4.11. SUBSIDIARIES. On and as of the Borrowing Date and after giving effect to the consummation of the Transaction, (i) the Borrower has no Subsidiaries other than those Subsidiaries listed on Schedule IV, and (ii) the Parent does not have any direct equity interest in any Person other than the Borrower, DNE Systems and Superior Trust I. Schedule IV correctly sets forth, as of the Borrowing Date and after giving effect to the Transaction, the percentage ownership (direct and indirect) of the Borrower in each class of capital stock of each of its Subsidiaries (including Essex and its Subsidiaries) and also identifies the direct owner thereof. Prior to the Borrowing Date, the Parent owned no significant assets other than the Capital Stock of Acquisition Co., Superior Telecommunications and DNE Systems, and as of the Borrowing Date, the Parent owns no significant assets other than all of the outstanding Capital Stock of the Borrower, DNE Systems and Superior Trust I (other than, in the case of Superior Trust I, the Trust Preferred Securities).

                  4.12. INTELLECTUAL PROPERTY. The Parent, the Borrower, Essex and each of their respective Subsidiaries owns or holds a valid license to use all the material patents, trademarks, permits, service marks, trade names, technology, know-how and formulas or other rights with respect to the foregoing, free from restrictions that are materially adverse to the use thereof, that are used in the operation of the business of the Parent, the Borrower, Essex and each of their respective Subsidiaries as presently conducted.

                  4.13. COMPLIANCE WITH STATUTES, ETC. Each of the Parent, the Borrower, Essex and their respective Subsidiaries is in compliance with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or non-U.S., in respect of the conduct of its business and the ownership of its property (PROVIDED, HOWEVER, that this Section 4.13 does not apply to (i) compliance with respect to Environmental Laws, as to which no representation is made in this Section 4.13, but which is covered by Section 4.14 hereof, (ii) compliance with respect to Taxes, as to which no representation is made in this Section 4.13, but which is covered by Section 4.17 hereof, (iii) compliance with respect to ERISA, as to which no representation is made in this

Section 4.13, but which is covered by Section 4.10 hereof, and (iv) compliance with respect to labor relations matters, as to which no representation is made in this Section 4.13, but which is covered by Section 4.16), except such noncompliance as is not likely to, individually or in the aggregate, have a Material Adverse Effect.

                  4.14.   ENVIRONMENTAL MATTERS. Except as set forth in
Schedule VII or as could not reasonably be expected to have a Material Adverse
Effect: (a) Each of the Parent, the Borrower, Essex and their respective Subsidiaries, and their respective businesses and Real Property, has complied with, and on the Borrowing Date is in compliance with, all applicable Environmental Laws and the requirements of any permits, licenses or other authorizations issued under such Environmental Laws. There are no pending or past or, to the best knowledge of the Parent, the Borrower, Essex and their respective Subsidiaries, threatened Environmental Claims against the Parent, the Borrower, Essex or any of their respective Subsidiaries or any Real Property currently or formerly owned or operated by the Parent, the Borrower, Essex or any of their respective Subsidiaries. There are no facts, circumstances, conditions or occurrences on any Real Property currently or formerly owned or operated by the Parent, the Borrower, Essex or any of their respective Subsidiaries or, to the best knowledge of the Parent, the Borrower, Essex and their respective Subsidiaries, on any property adjoining or in the vicinity of any such Real Property that would reasonably be expected (i) to form the basis of an Environmental Claim against the Parent, the Borrower, Essex or any of their respective Subsidiaries or any such Real Property or (ii) to cause any such Real Property to be subject to any restrictions on the ownership, occupancy, use or transferability of such Real Property by the Parent, the Borrower, Essex or any of their respective Subsidiaries under any applicable Environmental Law.

                  (b) Except as set forth in Schedule VII, Hazardous Materials have not at any time been generated, used, treated or stored on, or transported to or from, any Real Property currently or formerly owned or operated by the Parent, the Borrower, Essex or any of their respective Subsidiaries where such generation, use, treatment or storage has violated or could reasonably be expected to violate any Environmental Law. Hazardous Materials have not at any time been Released on or from any Real Property currently or formerly owned or operated by the Parent, the Borrower, Essex or any of their respective Subsidiaries. There are not now any underground storage tanks or related piping located on any Real Property currently owned or operated by the Parent, the Borrower, Essex or any of their respective Subsidiaries.

                  (c) Notwithstanding anything to the contrary in this Section 4.14, the representations and warranties made in this Section 4.14 shall only be untrue if either the individual or aggregate effect of all conditions, failures, noncompliances, Environmental Claims, Releases and presence of underground storage tanks or related piping, in each case of the types described above, could reasonably be expected to have a Material Adverse Effect.

                  4.15. PROPERTIES. All Real Property owned by the Parent, the Borrower, Essex or any of their respective Subsidiaries and all material Leaseholds of the Parent, the Borrower, Essex or any of their respective Subsidiaries, in each case as of the Borrowing Date and after giving effect to the Transaction, and the nature of the interest therein, is correctly set forth in Schedule III. Each of the Parent, the Borrower, Essex and their respective Subsidiaries has good and marketable title to, or a validly subsisting leasehold interest in, all material properties owned or leased by it, including all Real Property reflected in Schedule III or in the financial statements referred to in
Section 4.08(b), free and clear of all Liens, other than Liens which are permitted by Section 6.05.

                  4.16. LABOR RELATIONS. Neither the Parent, the Borrower, Essex nor any of their respective Subsidiaries is engaged in any unfair labor practice that could reasonably be expected to have a Material Adverse Effect. There is (i) no unfair labor practice complaint pending against the Parent, the Borrower, Essex or any of their respective Subsidiaries or threatened against any of them before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under any collective bargaining agreement is so pending against the Parent, the Borrower, Essex or any of their respective Subsidiaries or, to the best knowledge of the Parent, the Borrower, Essex or any of their respective Subsidiaries, threatened against any of them,
(ii) no strike, labor dispute, slowdown or stoppage pending against the Parent, the Borrower, Essex or any of their respective Subsidiaries or threatened against the Parent, the Borrower, Essex or any of their respective Subsidiaries and (iii) no union representation question existing with respect to the employees of the Parent, the Borrower, Essex or any of their respective Subsidiaries and no union organizing activities are taking place, except (with respect to any matter specified in clause (i), (ii) or (iii) above, either individually or in the aggregate) such as is not reasonably likely to have a Material Adverse Effect.

                  4.17. TAX RETURNS AND PAYMENTS. All Federal, material state and other material returns, statements, forms and reports for taxes (the "Returns") required to be filed by or with respect to the income, properties or operations of the Parent, the Borrower, Essex and/or any of their respective Subsidiaries have been timely filed with the appropriate taxing authority. The Returns accurately reflect all liability for taxes of the Parent, the Borrower, Essex and their respective Subsidiaries for the periods covered thereby. The Parent, the Borrower, Essex and each of their respective Subsidiaries have paid all taxes payable by them other than immaterial taxes and other taxes which are not yet due and payable, and other than taxes contested in good faith and for which adequate reserves have been established in accordance with GAAP. Except as disclosed in the financial statements referred to in Section 4.08(b) or Schedule IX, (a) there is no material action, suit, proceeding, investigation, audit or claim now pending or threatened by any authority regarding any taxes relating to the Parent, the Borrower, Essex or any of their respective Subsidiaries and (b) neither the Parent, the Borrower, Essex nor any of their respective Subsidiaries (nor any other person on their behalf or as part of a consolidated group) has entered into an agree-ment or waiver or been requested to enter into an agreement or waiver extending any statute of limitations relating to the payment or collection of taxes of the Parent, the Borrower, Essex or any of their respective Subsidiaries, or is aware of any circumstances that would cause the taxable years or other taxable periods of the Parent, the Borrower, Essex or any of their respective Subsidiaries not to be subject to the normally applicable statute of limitations. Neither the Parent, the Borrower, Essex nor any of their respective Subsidiaries (nor any other person on their behalf or as part of a consolidated group) has provided, with respect to themselves or property held by them, any consent under Section 341 of the Code. Neither the Parent, the Borrower, Essex nor any of their respective Subsidiaries has incurred, or will incur, any material tax liability in connection with the Transaction and the other transactions contemplated hereby.

                  4.18. YEAR 2000. All Information Systems and Equipment are either Year 2000 Compliant, or any reprogramming, remediation or any other corrective action, including the internal testing of all such Information Systems and Equipment, will be completed by September 30, 1999. Further, to the extent that such reprogramming/remediation and testing action is required, the cost thereof, as well as the cost of the reasonably foreseeable consequences of failure to become Year 2000 Compliant, to the Parent, the Borrower, Essex and their respective Subsidiaries (including, without limitation, reprogramming errors and the failure of other systems or equipment) will not result in a Default or a Material Adverse Effect.

                  5. AFFIRMATIVE COVENANTS.

                  The Borrower and the Parent hereby covenant and agree that on and after the Closing Date and until the Loans, Notes, together with interest, fees and all other Obligations incurred hereunder and thereunder are paid in full (other than indemnity and similar obligations that are not then due and payable):

                  5.01. INFORMATION COVENANTS. The Borrower and the Parent will furnish to each Lender:

                  (a) MONTHLY REPORTS. Within 30 days after the end of each fiscal month of the Parent commencing with the fiscal month in which the Borrowing Date occurs (other than the end of a fiscal quarter or fiscal year), the consolidated and consolidating balance sheet of the Parent and its Subsidiaries as at the end of such fiscal month and the related consolidated and consolidating statements of income and statements of cash flows for such fiscal month and for the elapsed portion of the fiscal year ended with the last day of such fiscal month, in each case setting forth comparative figures for the corresponding periods in the prior fiscal year (sales to be broken down by the sales of the original equipment manufacturer, communications and electrical business segments) and comparable budgeted figures for the current fiscal month and year-to-date results, all of which shall be certified by the chief financial officer or other Authorized Officer of the Parent, subject to normal year-end audit adjustments and the absence of footnotes.

                  (b) QUARTERLY FINANCIAL STATEMENTS. Within 45 days after the close of each of the first three quarterly accounting periods in each fiscal year of the Parent commencing with the fiscal quarter in which the Borrowing Date occurs, the consolidated and consolidating balance sheet of the Parent and its Subsidiaries as at the end of such quarterly accounting period and the related consolidated and consolidating statements of income, statements of changes in stockholders equity and statements of cash flows for such quarterly accounting period and for the elapsed portion of the fiscal year ended with the last day of such quarterly accounting period, in each case setting forth comparative figures for the corresponding period in the prior fiscal year (sales to be broken down by the sales of the original equipment manufacturer, communications and electrical business segments), and comparative budgeted figures for the current fiscal quarter and year-to-date results, all of which shall be in reasonable detail and certified by the chief financial officer or other Authorized Officer of the Parent that they fairly present in all material respects the financial condition of the Parent and its Subsidiaries as of the dates indicated and the results of their operations and changes in their cash flows for the periods indicated, subject to normal year-end audit adjustments and the absence of footnotes.

                  (c) ANNUAL FINANCIAL STATEMENTS. Within 90 days after the close of each fiscal year (or if the Parent changes its fiscal year end, the "stub" period resulting therefrom) of the Parent commencing with the fiscal year in which the Borrowing Date occurs, the consolidated and consolidating balance sheet of the Parent and its Subsidiaries as at the end of such fiscal year and the related consolidated and consolidating statements of income, statements of changes in stockholders equity and statements of cash flows (sales to be broken down by the sales of the original equipment manufacturer, communications and electrical business segments) for such fiscal year and setting forth comparative consolidated figures for the preceding fiscal year and comparable budgeted figures for the current fiscal year and (except for such comparable budgeted figures and the sales breakdown referred to above) certified (in the case of consolidated information) by Arthur Andersen LLP or such other independent certified public accountants of recognized national standing as shall be reasonably acceptable to the Administrative Agent, in each case to the effect that such statements fairly present in all material respects the financial condition of the Parent and its Subsidiaries as of the dates indicated and the results of their operations and cash flows, together with a certificate of such accounting firm stating that in the course of its regular audit of the business of the Parent and its Subsidiaries, which audit was conducted in accordance with generally accepted auditing standards, no Default or Event of Default which has occurred and is continuing has come to their attention insofar as such Default or Event of Default relates to financial and accounting matters or, if such a Default or an Event of Default has come to their attention a statement as to the nature thereof.

                  (d) BUDGETS, ETC. No more than 60 days after the commencement of each fiscal year of the Parent, budgets of and for the Parent and its Subsidiaries in reasonable detail for each of the four fiscal quarters of such fiscal year and an annual budget for the immediately succeeding fiscal year, in each case as customarily prepared by management for its internal use setting forth, with appropriate discussion, the principal assumptions upon which such budgets are based. Together with each delivery of financial statements pursuant to Section 5.01(b) and (c), a comparison of the current year to date financial results (other than in respect of the balance sheets included therein) against the budgets required to be submitted pursuant to this clause (d) shall be presented.

                  (e) OFFICERS' CERTIFICATES. At the time of the delivery of the financial statements provided for in Section 5.01(b) and (c), a certificate of the chief financial officer or other Authorized Officer of the Parent and the Borrower to the effect that no Default or Event of Default exists or, if any Default or Event of Default does exist, specifying the nature and extent thereof, which certificate shall (x) set forth the calculations required to establish whether the Parent and the Borrower and its Subsidiaries were in compliance with the provisions of Sections 2.02, 6.01, 6.02 and 6.03, as at the end of such fiscal quarter or fiscal year, as the case may be.

                  (f) NOTICE OF DEFAULT OR LITIGATION. Promptly, and in any event within five Business Days (or 10 Business Days in the case of clause (y) below) after any executive or senior officer of the Parent or the Borrower obtains actual knowledge thereof, notice of (x) the occurrence of any event which constitutes a Default or an Event of Default, which notice shall specify the nature thereof, the period of existence thereof and what action the Parent or the Borrower proposes to take with respect thereto and (y) the commencement of, or threat of, any litigation or governmental proceeding pending against the Parent or the Borrower or any of their respective Subsidiaries which is reasonably likely to have a Material Adverse Effect, or a material adverse effect on the ability of any Credit Party to perform its respective obligations hereunder or under any other Credit Document.

                  (g) AUDITORS' REPORTS. Promptly upon receipt thereof, a copy of each report or "management letter" submitted to the Parent or any of its Subsidiaries by its independent accountants in connection with any annual, interim or special audit made by them of the books of the Parent or any of its Subsidiaries.

                  (h) OTHER INFORMATION. Promptly upon transmission thereof, copies of any filings and registrations with, and reports to, the SEC by the Parent or any of its Subsidiaries and copies of all financial statements, proxy statements, notices and reports as the Parent or any of its Subsidiaries shall send generally to analysts or the holders of their capital stock in their capacity as such holders (to the extent not theretofore delivered to the Lenders pursuant to this Agreement) and, with reasonable promptness, such other informa-tion or documents (financial or otherwise) as the Administrative Agent on its own behalf or on behalf of the Required Lenders may reasonably request from time to time.

                  5.02. BOOKS, RECORDS AND INSPECTIONS. The Parent will, and will cause each of its Subsidiaries to, permit, upon notice to the chief financial officer or other Authorized Officer of the Parent, officers and designated representatives of the Administrative Agent or the Required Lenders to visit and inspect any of the properties or assets of the Parent and any of its Subsidiaries in whosesoever possession, and to examine the books of account of the Parent and of any of its Subsidiaries and discuss the affairs, finances and accounts of the Parent and of any of its Subsidiaries with, and be advised as to the same by, their officers and independent accountants, all at such reasonable times and intervals and to such reasonable extent as the Administrative Agent or the Required Lenders may desire.

                  5.03. INSURANCE. The Parent will, and will cause each of its Subsidiaries to, at all times maintain in full force and effect insurance with reputable and solvent insurance carriers in such amount, covering such risks and liabilities and with such deductibles or self-insured retentions as are in accordance with normal industry practice.

                  5.04. PAYMENT OF TAXES. The Parent will pay and discharge, and will cause each of its Subsidiaries to pay and discharge, all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any properties belonging to it, prior to the date on which material penalties attach thereto, and all lawful claims for sums that have become due and payable which, if unpaid, might become a Lien not otherwise permitted under Section 6.05 or charge upon any properties of the Parent or any of its Subsidiaries; PROVIDED that neither the Parent nor any of its Subsidiaries shall be required to pay any such tax, assessment, charge, levy or claim which is being contested in good faith and by proper proceedings if it has maintained adequate reserves with respect thereto in accordance with GAAP.

                  5.05. COMPLIANCE WITH STATUTES, ETC. The Parent will, and will cause each of its Subsidiaries to, comply with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or non-U.S., in respect of the conduct of its business and the ownership of its property except for such noncompliance as would not, singly or in the aggregate, have a Material Adverse Effect or a material adverse effect on the ability of any Credit Party to perform its obligations under any Credit Document to which it is a party.

                  5.06. CORPORATE FRANCHISES. The Parent will, and will cause each of its Subsidiaries to, do or cause to be done all things necessary to preserve and keep in full force and effect its existence and its rights, franchises, licenses and patents, except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; PROVIDED, HOWEVER, that the Parent and the Borrower shall not be required to pre-serve, with respect to themselves, any right or franchise, and with respect to any of their respective Subsidiaries, any such existence, right or franchise, if the Board of Directors of the Parent, the Borrower or such Subsidiary, as the case may be, shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Parent and its Subsidiaries taken as a whole or the Borrower and its Subsidiaries taken as a whole, as applicable. Nothing in this Section 5.06 shall prevent (a) sales of assets and other transactions by the Borrower or any of its Subsidiaries in accordance with
Section 6.03 or (b) the withdrawal by the Parent, the Borrower or any of their respective Subsidiaries of its qualification as a foreign corporation in any jurisdiction where such withdrawal could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                  5.07. GOOD REPAIR. The Parent will, and will cause each of its Subsidiaries to, ensure that its material properties and equipment used in its business are kept in good repair, working order and condition, normal wear and tear and damage by casualty excepted, and that from time to time there are made to such properties and equipment all needful and proper repairs, renewals, replacements, extensions, additions, betterments and improvements thereto, to the extent and in the manner useful or customary for companies in similar businesses.

                  5.08. YEAR 2000. The Parent and the Borrower will ensure that each of their Information Systems and Equipment are at all times after September 30, 1999 Year 2000 Compliant, except insofar as the failure to do so will not result in a Material Adverse Effect, and shall notify the Administrative Agent and any Lender promptly upon detecting any material failure of the Information Systems and Equipment to be Year 2000 Compliant. In addition, the Parent and the Borrower shall provide the Administrative Agent and any Lender with such information about its year 2000 computer readiness (including, without limitation, information as to contingency plans, budgets and testing results) as the Administrative Agent or such Lender shall reasonably request.

                  6.  NEGATIVE COVENANTS.

                  The Borrower hereby covenants and agrees that until the satisfaction in full of the Loans and the Notes and all other Obligations (other than indemnity and similar obligations that are not then due and payable) due under this Agreement it will fully and timely perform all covenants in this
Section 6:

                  6.01 INDEBTEDNESS. The Borrower will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, incur any Indebtedness, except for the following ("Permitted Indebtedness"):

                  (i) Indebtedness under the Loans and the Guarantees pursuant to this Agreement, and Permitted Refinancings thereof;

                 (ii) Indebtedness incurred pursuant to the Senior Secured Credit Agreement in an aggregate principal amount at any time outstanding not to exceed $1,150 million, (A) less the amount of all mandatory principal payments actually made in respect of the term loan facilities under the Senior Secured Credit Agreement (excluding any such repayment to the extent refinanced and replaced at the time of payment) and (B) reduced by any required permanent repayments actually made (which are accompanied by a corresponding permanent commitment reduction in the case of the revolving credit facility under the Senior Secured Credit Agreement) in respect of the Senior Secured Credit Agreement (excluding any such repayments and commitment reductions to the extent refinanced and replaced at the time of payment) in each case pursuant to this clause (B) actually effected in satisfaction of the requirement to make a Net Proceeds Offer pursuant to Section 2.02(a);

                (iii) Indebtedness (together with other obligations) of Essex Funding or any other Receivables Subsidiary incurred pursuant to the Receivables Financing Agreement; PROVIDED that the funded amount, together with any other Indebtedness thereunder, does not at any time exceed $225.0 million;

                 (iv) Indebtedness of Essex Canada under the Essex Canadian Facility, and any refinancings thereof; PROVIDED that the then outstanding principal amount thereof is not increased and the terms and conditions of such refinancings thereof are no more adverse in any material respect to the Borrower or the Lenders than with respect to the Indebtedness being so refinanced;

                  (v) Indebtedness incurred pursuant to the Essex Capital Lease Facility, PROVIDED that the principal amount thereof at any time does not exceed $18.0 million, and any refinancings thereof; PROVIDED that the then outstanding principal amount thereof is not increased and the terms and conditions of such refinancings thereof are no more adverse in any material respect to the Borrower or the Lenders than with respect to the Indebtedness being so refinanced;

                 (vi) letters of credit existing as of the date hereof as set forth on Schedule V, and any extensions or refinancings thereof; PROVIDED that the then outstanding face amounts thereof are not increased and the terms and conditions of such refinancings thereof are no more adverse in any material respect to the Borrower or the Lenders than with respect to the Indebtedness being so refinanced;

                (vii) (x) Existing Indebtedness outstanding on the Borrowing Date and listed on Schedule V, and any Permitted Refinancings thereof, and (y) Permitted Refinancings of Indebtedness permitted to be incurred pursuant to clause (xvii) of this Section 6.01;

               (viii) Indebtedness incurred pursuant to (x) Interest Rate Protection Agreements entered into to protect the Borrower against fluctuations in interest rates in respect of any Indebtedness permitted to be incurred under this Agreement and not for speculative purposes,
         (y) Other Hedging Agreements with respect to copper and other raw materials to be used in the business of the Borrower and its Restricted Subsidiaries; PROVIDED that such purchases are entered into in the ordinary course of business and for bona fide business (and not speculative) purposes, and (z) Other Hedging Agreements with respect to currencies in which the Borrower and its Restricted Subsidiaries transact business; PROVIDED that such agreements are designed to protect against fluctuations in currency values and are entered into the ordinary course of business and for bona fide business (and not speculative) purposes;

                 (ix) Indebtedness represented by (a) Capitalized Lease Obligations and Purchase Money Indebtedness; PROVIDED that the sum of
         (x) the aggregate Capitalized Lease Obligations outstanding at any time plus (y) the aggregate principal amount of such Purchase Money Indebtedness outstanding at such time shall not exceed $20.0 million, and (b) Capitalized Lease Obligations referred to on Schedule V;

                  (x) Indebtedness of a Restricted Subsidiary that is a Guarantor to the Borrower or to a Restricted Subsidiary that is a Guarantor for so long as such Indebtedness is held by the Borrower, a Restricted Subsidiary that is a Guarantor or the lenders or collateral agent under the Senior Secured Credit Agreement, in each case subject to no Lien held by a Person other than the Borrower, a Restricted Subsidiary that is a Guarantor or the lenders or collateral agent under the Senior Secured Credit Agreement; PROVIDED that if as of any date any Person other than the Borrower, a Restricted Subsidiary that is a Guarantor or the lenders or collateral agent under the Senior Secured Credit Agreement owns or holds any such Indebtedness or holds a Lien in respect of such Indebtedness, such date shall be deemed the incurrence of Indebtedness not constituting Permitted Indebtedness by the issuer of such Indebtedness pursuant to this clause (x);

                 (xi) Indebtedness of the Borrower to a Restricted Subsidiary that is a Guarantor for so long as such Indebtedness is held by a Restricted Subsidiary that is a Guarantor or the lenders or collateral agent under the Senior Secured Credit Agreement, in each case subject to no Lien other than in favor of the lenders or collateral agent under the Senior Secured Credit Agreement; PROVIDED that if as of any date any Person other than a Restricted Subsidiary that is a Guarantor or the lenders or collateral agent under the Senior Secured Credit Agreement owns or holds any such Indebtedness or any Person holds a Lien in respect of such Indebtedness, such date shall be deemed the incurrence of Indebtedness not constituting Indebtedness permitted by this clause (xi);

                (xii) Indebtedness of Foreign Subsidiaries to the Borrower or any of its Domestic Subsidiaries as a result of any Investment permitted to be made pursuant to Section 6.02(b);

               (xiii) Indebtedness consisting of guarantees (x) by the Borrower of Indebtedness, leases and other contractual obligations permitted to be incurred by Restricted Subsidiaries of the Borrower that are Guarantors and (y) by Foreign Subsidiaries of Indebtedness, leases and other contractual obligations permitted to be incurred by the Borrower and its Restricted Subsidiaries;

                (xiv) Indebtedness of the Mexican Subsidiaries as contemplated by and in accordance with the terms of Section 6.02(b)(8) to fund the development of certain manufacturing facilities in Mexico;

                 (xv) Indebtedness consisting of a guarantee by the Borrower or any Guarantor of Indebtedness of the Israeli Subsidiaries to purchase the Cvalim Assets; PROVIDED that (x) the portion of the Indebtedness guaranteed by the Borrower or any Guarantor shall not exceed $15.0 million and (y) such guarantee is otherwise permitted to be made pursuant to Section 6.02(b)(14);

                (xvi) additional Indebtedness of the Borrower and its Restricted Subsidiaries not otherwise permitted hereunder not exceeding $30.0 million in aggregate principal amount at any time outstanding; PROVIDED, HOWEVER, that no more than $10.0 million of such amount may be secured Indebtedness unless it is incurred under the Senior Secured Credit Agreement; and

               (xvii) so long as no Default shall have occurred and be continuing at the time of or as a consequence of the incurrence of any such Indebtedness, the Borrower and any Restricted Subsidiary that is a Guarantor may incur Indebtedness (including, without limitation, Acquired Indebtedness) after the end of the first full fiscal quarter ending after the Borrowing Date if on the date of the incurrence of such Indebtedness, after giving effect to the incurrence thereof, the Consolidated Fixed Charge Coverage Ratio of the Borrower is greater than 2.0 to 1.0.

                  6.02. RESTRICTED PAYMENTS. (a) The Borrower will not, and will not cause or permit any Restricted Subsidiary to, directly or indirectly,
(a) declare or pay any dividend or make any distribution (other than dividends or distributions payable in Qualified Capital Stock of the Borrower) on or in respect of shares of the Borrower's Qualified Capital Stock to holders of such Capital Stock, (b) redeem any Capital Stock of the Borrower or any warrants, rights or options to purchase or acquire shares of any class of such Capital Stock or (c) make any Investment (other than Permitted Investments) (each of the foregoing actions set forth in clauses (a), (b) and (c) being referred to as a "Restricted Payment"), if at the time of such Restricted Payment or immediately after giving effect thereto,
(i) a Default shall have occurred and be continuing or (ii) the Borrower is not able to incur at least $1.00 of additional Indebtedness pursuant to paragraph
(xvii) of Section 6.01 or (iii) the aggregate amount of Restricted Payments (including such proposed Restricted Payment but excluding Restricted Payments pursuant to clause (2), (5), (6), (7), (8), (9), (10), (11), (12) or (13) of the
next paragraph) made subsequent to the Borrowing Date shall exceed the sum (the "Basket") of (without duplication): (w) 50% of the cumulative Consolidated Net Income (or if cumulative Consolidated Net Income shall be a loss, minus 100% of such loss) of the Borrower earned subsequent to the end of the first fiscal quarter ended after the Borrowing Date and on or prior to the date the Restricted Payment occurs (the "Reference Date") (treating such period as a single accounting period); plus (x) 100% of the aggregate net cash proceeds received by the Borrower from any Person (other than a Subsidiary of the Borrower) from the issuance and sale subsequent to the Borrowing Date and on or prior to the Reference Date of Qualified Capital Stock of the Borrower; plus (y) without duplication of any amounts included in clause (iii)(x) above, 100% of the aggregate net cash proceeds of any equity contribution (other than from a Subsidiary of the Borrower) received by the Borrower from a holder of the Borrower's Capital Stock; plus (z) without duplication of any amounts included in the calculation of Consolidated Net Income, the sum of (1) to the extent any Investment (other than a Permitted Investment) that was made after the Borrowing Date is sold for cash or otherwise liquidated or repaid for cash, the lesser of
(A) the cash received with respect to such sale, liquidation or repayment of such Investment (less the cost of any such sale, liquidation or repayment, if any) and (B) the initial amount of such Investment included as a Restricted Payment and (2) upon redesignation of an Unrestricted Subsidiary as a Restricted Subsidiary (other than a Subsidiary that is an Unrestricted Subsidiary on the Borrowing Date), the lesser of (A) the fair market value of the net assets of such Subsidiary upon its redesignation as a Restricted Subsidiary and (B) the Investment made in such Subsidiary that is treated as a Restricted Payment.

                  (b) Notwithstanding the foregoing, the provisions set forth in the immediately preceding paragraph will not prohibit:

                    (1) the payment of any dividend within 60 days after the date of declaration of such dividend if the dividend would have been permitted on the date of declaration;

                    (2) the acquisition of any shares of Capital Stock of the Borrower, either (i) solely in exchange for shares of Qualified Capital Stock of the Borrower or (ii) through the application of net proceeds of a substantially concurrent sale for cash (other than to a Subsidiary of the Borrower) of shares of Qualified Capital Stock of the Borrower; PROVIDED, HOWEVER, that no transaction pursuant to this clause (2) shall increase the Basket;

                    (3) the repurchase of shares of Superior Preferred Stock, PROVIDED that the only consideration to be paid in connection therewith shall be shares of (x) Parent Common Stock and/or (y) preferred stock of the Parent having terms identical, in all material respects, to the Superior Preferred Stock (including as to dividend rate and liquidation preferences) except that the issuer thereof shall be the Parent;

                    (4) so long as no Default or Event of Default shall have occurred and be continuing or would result therefrom, dividends paid by the Borrower to the Parent so long as the proceeds thereof are used at the time of such dividend payment by the Parent to pay a dividend on or repurchase Parent Common Stock; PROVIDED, HOWEVER, that the Borrower is permitted to pay such dividend to the Parent under the Senior Secured Credit Agreement (as in effect on the Borrowing Date);

                    (5) Investments in Foreign Subsidiaries by other Foreign Subsidiaries (other than the Israeli Subsidiaries);

                    (6) Investments by the Borrower or any Restricted Subsidiary that is a Guarantor constituting an intercompany loan by the Borrower or such Restricted Subsidiary that is a Guarantor to the Israeli Subsidiaries to purchase the Cvalim Assets in principal amount outstanding not to exceed $90.0 million at any time; PROVIDED that (i) such intercompany loan is secured, on terms acceptable to the Administrative Agent, with substantially all of the assets of the Israeli Subsidiaries (subject, in certain cases, to Liens on assets pledged or otherwise provided as collateral to secure governmental grants and other local obligations), including the Cvalim Assets and
         (ii) such $90.0 million amount shall be reduced to the extent that the Borrower or any of the Guarantors shall have guaranteed Indebtedness of the Israeli Subsidiaries as permitted by Section 6.01(xv);

                    (7) Investments by the Borrower or any Restricted Subsidiary that is a Guarantor constituting vendor financing provided to support the local operations of the Israeli Subsidiaries in amount not to exceed $60.0 million outstanding at any time;

                    (8) Investments in the Mexican Subsidiaries to fund their development of certain manufacturing facilities in Mexico in an aggregate amount not to exceed $80.0 million; PROVIDED that until January 31, 2001, the amount of such Investments shall not exceed $40.0 million in the aggregate; and PROVIDED, FURTHER, that such amount will either be funded (A) through Indebtedness incurred by the Mexican Subsidiaries or (B) through intercompany loans made by the Borrower, on terms satisfactory to the Administrative Agent, PROVIDED that (i) such intercompany loans shall be secured, on terms reasonably acceptable to the Administrative Agent, by all of the assets of the Mexican Subsidiaries, including those contemplated to be built or constructed, and (ii) the Mexican Subsidiaries shall become Guarantors (it being understood that the Guarantee of the Mexican Subsidiaries shall be subject to release pursuant to Section 12.08) or (C) through the investment of up to $16.0 million of equity or other similar contributions or (D) through a combination of (A), (B) and (C);

                    (9) Investments in Cables of Zion constituting the outstanding equity interests of Cables of Zion that are not held by the Borrower or any Subsidiary on the Borrowing Date; PROVIDED that the aggregate consideration therefor does not exceed $25.0 million;

                   (10) so long as no Default or Event of Default shall have occurred or be continuing or would result therefrom, dividends paid by the Borrower to the Parent not earlier than the second Business Day prior to the due date of any scheduled interest payment on the Debentures so long as the proceeds thereof are actually used at the time of such dividend payment by the Parent to pay, on the scheduled quarterly interest payment date, interest accrued on the Debentures;

                   (11) dividends paid by the Borrower to the Parent (x) so long as the proceeds thereof are used at the time of such dividend payment by the Parent to pay expenses for administrative, legal and accounting services provided by third parties that are reasonable and customary and incurred in the ordinary course of business by a publicly traded company for such professional services or to pay franchise and similar costs and (y) in an amount not to exceed the "additional amount" for any four consecutive fiscal quarters provided that such amount is used at the time of such dividend payment to pay actual expenses of the Parent (including employment expenses) and the "additional amount" is otherwise treated as an operating expense of the Borrower for purposes of determining compliance with the financial covenants contained herein; "additional amount" for any such period shall mean an amount not to exceed the sum of (i) $2.5 million and (ii) that portion of the fee permitted to be paid by Section 6.08(b)(vi) in such period that is not actually paid;

                   (12) dividends paid by the Borrower to the Parent so long as the proceeds thereof are used at the time of such dividend payment by the Parent to make the payments permitted to be made by the Borrower pursuant to and in accordance with Sections 6.08(b)(vi), (vii) and
         (viii);

                   (13) the performance by the Borrower and the Restricted Subsidiaries of their obligations under the Essex Funding Agreement or similar obligations under a Receivables Financing Agreement; and

                   (14) so long as no Default shall have occurred or be continuing or would result therefrom, the Borrower and its Restricted Subsidiaries that are Guarantors may make new or additional cash Investments (including, without limitation, the Investments contemplated by Section 6.01(xv)) in an amount not to exceed $25.0 million outstanding at any one time (giving effect to any repayments in cash, but without giving effect to any distributions or profits thereon, write-downs or non-cash payments).

                  (c) Not later than 50 days after the end of any fiscal quarter (100 days in the case of the last fiscal quarter of the fiscal year) during which any Restricted Payment in excess of $10.0 million is made, the Borrower shall deliver to the Administrative Agent an Officers' Certificate stating that all Restricted Payments made during such fiscal quarter were permitted and setting forth the basis upon which the calculations required by this covenant were computed, together with a copy of any opinion or appraisal required by this Agreement.

                  6.03. ASSET SALES. The Borrower will not, and will not permit any of its Restricted Subsidiaries to, consummate an Asset Sale unless
(i) the Borrower or the applicable Restricted Subsidiary, as the case may be, receives consideration at the time of such Asset Sale at least equal to the fair market value of the assets sold or otherwise disposed of (as determined in good faith by the Borrower's Board of Directors); (ii) at least 80% of the consideration received by the Borrower or such Restricted Subsidiary, as the case may be, from such Asset Sale shall be cash or Cash Equivalents and is received at the time of such disposition; PROVIDED that the amount of (x) any liabilities (as shown on the Borrower's or such Restricted Subsidiary's most recent balance sheet or in the notes thereto) of the Borrower or such Restricted Subsidiary (other than liabilities that are by their terms subordinated to the Loans) that are assumed by the transferee of any such assets and from which the Borrower and its Restricted Subsidiaries are unconditionally released and (y) any notes or other obligations received by the Borrower or such Restricted Subsidiary from such transferee that are promptly, but in no event more than 30 days after receipt, converted by the Borrower or such Restricted Subsidiary into cash or Cash Equivalents (to the extent of the cash or Cash Equivalents received) shall be deemed to be cash for purposes of this provision; and (iii) the Borrower shall apply, or cause such Restricted Subsidiary to apply, the Net Cash Proceeds in accordance with Section 2.02(a), PROVIDED, HOWEVER, that if at any time any non-cash consideration received by the Borrower or any Restricted Subsidiary of the Borrower, as the case may be, in connection with any Asset Sale is converted into or sold or otherwise disposed of for cash (other than interest received with respect to any such non-cash consideration), then such conversion or disposition shall be deemed to constitute an Asset Sale hereunder and the Net Cash Proceeds thereof shall be applied in accordance with Section 2.02(a).

                  Notwithstanding clause (ii) of the immediately preceding paragraph, the Borrower and its Restricted Subsidiaries will be permitted to consummate an Asset Sale without complying with clause (ii) of such paragraph to the extent that at least 80% of the consideration from such Asset Sale constitutes Replacement Assets and the remainder constitutes cash or Cash Equivalents; PROVIDED that any consideration not constituting Replacement Assets received by the Borrower or any of its Restricted Subsidiaries in connection with any Asset Sale permitted to be consummated under this paragraph shall constitute Net Cash Proceeds subject to the provisions of the immediately preceding paragraph.

                  6.04. LIMITATION ON DIVIDEND AND OTHER PAYMENT RESTRICTIONS AFFECTING SUBSIDIARIES. The Borrower will not, and will not cause or permit any of its Restricted Subsidiaries to, directly or indirectly, create or otherwise cause or permit to exist or become effective any encumbrance or restriction on the ability of any Restricted Subsidiary to (a) pay dividends or make any other distributions on or in respect of its Capital Stock; (b) make loans or advances or to pay any Indebtedness or other obligation owed to the Borrower or any other Restricted Subsidiary; or (c) transfer any of its property or assets to the Borrower or any other Restricted Subsidiary, except for such encumbrances or restrictions existing under or by reason of: (1) applicable law; (2) this Agreement; (3) customary non-assignment provisions of any contract or any lease governing a leasehold interest of any Restricted Subsidiary; (4) any instrument governing Acquired Indebtedness, which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person or the properties or assets of the Person so acquired as such instrument is in effect on the date of the acquisition; (5) the Senior Secured Credit Documents; (6) agreements existing on the Borrowing Date to the extent and in the manner such agreements are in effect on the Borrowing Date; (7) restrictions on the transfer of assets subject to any Lien permitted under this Agreement imposed by the holder of such Lien; (8) restrictions imposed by any agreement to sell assets permitted under this Agreement to any Person pending the closing of such sale; (9) an agreement or instrument governing Indebtedness incurred to refinance the Indebtedness incurred pursuant to an agreement referred to in clause (2), (4), (5) or (6) above; PROVIDED, HOWEVER, that the provisions relating to such encumbrance or restriction contained in any such refinancing Indebtedness are not materially more restrictive, taken as a whole, than the provisions relating to such encumbrance or restriction contained in agreements referred to in such clause (2), (4), (5) or (6); (10) customary provisions restricting assignment of any licensing agreement entered into by the Borrower or a Restricted Subsidiary of the Borrower in the ordinary course of business; (11) any agreement or instrument governing Capital Stock of any Person that is assumed in connection with the acquisition thereof and not entered into in contemplation of such acquisition; and (12) other Indebtedness permitted to be incurred subsequent to the Borrowing Date pursuant to the provisions of
Section 6.01; PROVIDED that (x) any such restrictions are ordinary and customary with respect to the type of Indebtedness being incurred (under the relevant circumstances) and (y) in no event shall such restrictions be more restrictive in any respect than those contained in the Senior Secured Credit Agreement as in effect on the Borrowing Date.

                  6.05. LIENS. The Borrower shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, create, incur, assume or suffer to exist any Lien (other than Permitted Liens) that secures any (i) trade payables or (ii) Indebtedness of the Borrower or any Guarantor which is expressly by its terms subordinated in right of payment to any other Indebtedness of the Borrower or such Guarantor, unless in the case of clause
(ii) the Loans or the Guarantee of such Guarantor, as the case may be, are secured by a Lien on such asset or property that is (x) pari passu with such other Indebtedness if such other Indebtedness is pari passu with the Loans or the Guarantee of such Guarantor, as the case may be, or (y) if such other indebtedness is subordinated to the Loans or the Guarantee of such Guarantor, as the case may be, senior in priority to the Lien securing such other Indebtedness, in each case, until such time as such obligations are no longer secured by a Lien.

                  6.06. SENIOR SUBORDINATED DEBT. Neither the Borrower nor any Guarantor will incur or suffer to exist Indebtedness that is senior in right of payment to the Loans or the Guarantee of such Guarantor, as applicable, and expressly subordinate in right of payment to any other Indebtedness of the Borrower or such Guarantor, as applicable.

                  6.07. MERGER, CONSOLIDATION AND SALE OF ASSETS. (a) The Borrower will not, in a single transaction or series of related transactions, consolidate or merge with or into any Person, or sell, assign, transfer, lease, convey or otherwise dispose of (or cause or permit any Restricted Subsidiary to sell, assign, transfer, lease, convey or otherwise dispose of) all or substantially all of the Borrower's assets (determined on a consolidated basis for the Borrower and the Borrower's Restricted Subsidiaries) whether as an entirety or substantially as an entirety to any Person unless: (i) either (1) the Borrower shall be the surviving or continuing corporation or (2) the Person (if other than the Borrower) formed by such consolidation or into which the Borrower is merged or the Person which acquires by sale, assignment, transfer, lease, conveyance or other disposition the properties and assets of the Borrower and of the Borrower's Restricted Subsidiaries substantially as an entirety (the "Surviving Entity") (x) shall be a corporation organized and validly existing under the laws of the United States or any State thereof or the District of Columbia and (y) shall expressly assume, by an amended subordinated credit agreement (in form and substance reasonably satisfactory to the Administrative Agent), executed and delivered to the Administrative Agent, the due and punctual payment of the principal of, and premium, if any, and interest on all of the Loans and any other Obligations hereunder and the performance of every covenant in this Agreement on the part of the Borrower to be performed or observed; (ii) immediately before and immediately after giving effect to such transaction and the assumption contemplated by clause (i)(2)(y) above (including, without limitation, giving effect to any Indebtedness incurred or anticipated to be incurred and any Lien granted or anticipated to be granted in connection with or in respect of the transaction), no Default shall have occurred and be continuing; (iii) immediately before and immediately after giving effect to such transaction and the assumption contemplated by clause
(i)(2)(y) above (including, without limitation, giving effect to any Indebtedness incurred or anticipated to be incurred and any Lien granted or anticipated to be granted in connection with or in respect of the transaction), the Borrower would be able to incur $1.00 of additional Indebtedness under
Section 6.01(xvii); and (iv) the Borrower or the Surviving Entity shall have delivered to the Administrative Agent an Officer's Certificate and an opinion of counsel, each stating that such consolidation, merger, sale, assignment, transfer, lease, conveyance or other disposition and, if a subordinated amended credit agreement is required in connection with such transaction, such amended credit agreement comply with the applicable provisions of this Agreement and that all conditions precedent in this Agreement relating to such transaction have been satisfied.

                  (b) For purposes of the foregoing, the transfer (by lease, assignment, sale or otherwise, in a single transaction or series of transactions) of all or substantially all of the properties or assets of one or more Restricted Subsidiaries of the Borrower the Capital Stock of which constitutes all or substantially all of the properties and assets of the Borrower, shall be deemed to be the transfer of all or substantially all of the properties and assets of the Borrower.

                  (c) Upon any consolidation, combination or merger or any transfer of all or substantially all of the assets of the Borrower in accordance with the foregoing, in which the Borrower is not the continuing corporation, the successor Person formed by such consolidation or into which the Borrower is merged or to which such conveyance, lease or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Borrower under this Agreement and the Loans with the same effect as if such surviving entity had been named as such. When a successor assumes all of the obligations of its predecessor under this Agreement, the predecessor shall be released from those obligations.

                  (d) Each Guarantor (other than any Guarantor whose Guarantee is to be released in accordance with the terms of this Agreement or in connection with any transaction complying with the provisions of Section 6.03) will not, and the Borrower will not cause or permit any Guarantor to, consolidate with or merge with or into any Person other than the Borrower or any other Guarantor unless: (i) the entity formed by or surviving any such consolidation or merger (if other than the Guarantor) or to which such sale, lease, conveyance or other disposition shall have been made is a corporation organized and existing under the laws of the United States or any State thereof or the District of Columbia; (ii) such entity assumes by an amended subordinated credit agreement (in form and substance reasonably satisfactory to the Administrative Agent) all of the obligations of the Guarantor under its Guarantee and this Agreement and the performance of every covenant in this Agreement on the part of the Guarantor to be performed or observed; and (iii) the conditions in clauses (ii) and (iii) in paragraph (a) (with references therein to clause (i)(2)(y) being deemed to be ref-erences to clause (ii) of this paragraph) shall have been satisfied. Any merger or consolidation of a Guarantor with and into the Borrower (with the Borrower being the surviving entity) or another Guarantor that is a Wholly Owned Restricted Subsidiary and the merger of Acquisition Co with and into Essex pursuant to the terms of the Merger Agreement and the merger of Essex with and into Superior Telecommunications need only comply with clause (iv) of the first paragraph of this covenant.

                  6.08. TRANSACTIONS WITH AFFILIATES. (a) The Borrower will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, enter into or permit to exist any transaction or series of related transactions (including, without limitation, the purchase, sale, lease or exchange of any property or the rendering of any service) with, or for the benefit of, any of its Affiliates (each an "Affiliate Transaction"), other than
(x) Affiliate Transactions permitted under paragraph (b) below and (y) Affiliate Transactions on terms that are no less favorable than those that might reasonably have been obtained in a comparable transaction at such time on an arm's-length basis from a Person that is not an Affiliate of the Borrower or such Restricted Subsidiary. All Affiliate Transactions (and each series of related Affiliate Transactions which are similar or part of a common plan) involving aggregate consideration in excess of $5.0 million shall be approved by the Board of Directors of the Borrower or such Restricted Subsidiary, as the case may be, such approval to be evidenced by a Board Resolution stating that such Board of Directors has determined that such transaction complies with the foregoing provisions. If the Borrower or any Restricted Subsidiary enters into an Affiliate Transaction (or a series of related Affiliate Transactions which are similar or part of a common plan) that involves an aggregate consideration of more than $20.0 million, the Borrower or such Restricted Subsidiary, as the case may be, shall, prior to the consummation thereof, also obtain a written opinion of an Independent Financial Advisor to the effect that such transaction is fair to the Borrower or such Restricted Subsidiary, as the case may be, from a financial point of view.

                  (b) The restrictions set forth in paragraph (a) above shall not apply to (i) reasonable fees and compensation paid to and indemnity provided on behalf of, officers, directors, employees or consultants of the Borrower or any Restricted Subsidiary as determined in good faith by the Borrower's Board of Directors or senior management; (ii) transactions exclusively between or among the Borrower and any of its Restricted Subsidiaries or exclusively between or among such Restricted Subsidiaries, provided such transactions are not otherwise prohibited by this Agreement and, in the case of transactions with a Restricted Subsidiary that is not a Guarantor, such transactions comply with clause (y) of the first sentence of paragraph (a) of this Section 6.08; (iii) any agreement as in effect as of the Borrowing Date or any amendment thereto or replacement thereof or any transaction contemplated thereby (including pursuant to any amendment thereto or replacement thereof) so long as any such amendment or replacement is not more disadvantageous to the Lenders in any material respect than the agreement as in effect on the Borrowing Date; (iv) Restricted Payments and Permitted Investments permitted by this Agreement;

(v) the Transaction substantially in accordance with the terms of the Documents;
(vi) the performance of the Services Agreement and payments thereunder, PROVIDED that (x) such payments may not exceed $5.0 million in any four fiscal quarter period and (y) the portion of such payment for services described in Section 3(b) thereof shall be subject to the "arm's-length" standard described in clause
(y) of paragraph (a) of this Section 6.08; (vii) (x) the Parent Tax Allocation Agreement and the Borrower and its Domestic Subsidiaries may make payments thereunder and (y) the Alpine Tax Allocation Agreement and the Borrower and its Domestic Subsidiaries may make payments thereunder; and (viii) upon consummation of the Tender Offer, the Borrower may pay to Alpine a transaction fee in the amount of $10.0 million.

                  6.09. ADDITIONAL GUARANTEES. If (x) the Borrower acquires or creates any Restricted Subsidiary (including by merger) or designates any Unrestricted Subsidiary as a Restricted Subsidiary, and such Restricted Subsidiary is not a Foreign Subsidiary or a Receivables Subsidiary or (y) any Restricted Subsidiary guarantees or becomes an obligor under the Senior Secured Credit Agreement, the Borrower shall cause such Restricted Subsidiary to (i) execute and deliver to the Administrative Agent an amendment to this Agreement in form reasonably satisfactory to the Administrative Agent pursuant to which such Restricted Subsidiary shall unconditionally guarantee all of the Borrower's obligations under the Loans and this Agreement on the terms set forth in this Agreement and (ii) deliver to the Administrative Agent an opinion of counsel, subject to customary exceptions to the effect that such amendment has been duly authorized, executed and delivered by such Restricted Subsidiary and constitutes a legal, valid, binding and enforceable obligation of such Restricted Subsidiary; PROVIDED that no such action will be required by any new Restricted Subsidiary (that is not a Wholly Owned Restricted Subsidiary) to the extent such new Restricted Subsidiary is a party to a preexisting agreement which prohibits such new Restricted Subsidiary from becoming a Subsidiary Guarantor hereunder; PROVIDED, FURTHER, such preexisting agreement was not entered into for the purpose of avoiding the requirements of this Section 6.09 and the restrictions contained therein are no more adverse to the Borrower and its Subsidiaries than to the other equity owners in such new Restricted Subsidiary. In addition, each new Restricted Subsidiary that is required to execute any Credit Document shall execute and deliver, or cause to be executed and delivered, all other relevant documentation of the type described in Section 3 as such new Restricted Subsidiary would have had to deliver if such new Restricted Subsidiary were a Credit Party on the Borrowing Date. Thereafter, such Restricted Subsidiary shall be a Subsidiary Guarantor for all purposes of this Agreement.

                  6.10. DESIGNATION OF UNRESTRICTED SUBSIDIARIES. (a) The Board of Directors may designate any Subsidiary (including any newly acquired or newly formed Subsidiary) to be an Unrestricted Subsidiary unless such Subsidiary owns any Capital Stock of, or owns or holds any Lien on any property of, the Borrower or any other Restricted Subsidiary of the Borrower that is not a Subsidiary of the Subsidiary to be so designated; PROVIDED that (x) the

Borrower certifies to the Administrative Agent that such designation complies with the provisions of Section 6.02 of this Agreement, (y) each Subsidiary to be so designated and each of its Subsidiaries has not at the time of designation, and does not thereafter, create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable with respect to any Indebtedness pursuant to which the lender has recourse to any of the assets of the Borrower or any of its Restricted Subsidiaries and (z) immediately before and after giving effect to such designation, no Default or Event of Default shall have occurred and be continuing.

                  (b) The Board of Directors may designate any Unrestricted Subsidiary to be a Restricted Subsidiary only if (x) immediately after giving effect to such designation, the Borrower is able to incur at least $1.00 of additional Indebtedness in compliance with Section 6.01(xvii) and (y) immediately before and immediately after giving effect to such designation, no Default or Event of Default shall have occurred and be continuing.

                  (c) Any such designation in paragraph (a) or (b) above by the Board of Directors shall be evidenced to the Administrative Agent by promptly filing with the Administrative Agent a copy of the Board Resolution giving effect to such designation and an officers' certificate certifying that such designation complied with the foregoing provisions.

                  6.11. CONDUCT OF BUSINESS. The Borrower and its Restricted Subsidiaries will not engage in any business other than the businesses in which the Borrower and its Restricted Subsidiaries are engaged in as of the Borrowing Date and activities incidental thereto, and similar or related businesses.

                  6.12. LIMITATION OF ACTIVITIES OF PARENT. The Parent shall not (i) hold or acquire any assets (other than the Capital Stock of the Borrower, Superior Trust I and DNE Systems and its Subsidiaries and insignificant assets), (ii) incur any Indebtedness (other than the Trust Preferred Securities, its Guarantee, its guarantee under the Senior Secured Credit Agreement and obligations in connection with its day to day activities in the ordinary course), or (iii) conduct any business or have any operations, other than holding the Capital Stock and assets permitted by clause (i) above, activities reasonably related thereto and those consistent with its status as a publicly traded company.

                  7. EVENTS OF DEFAULT.

                  Upon the occurrence of any of the following specified events (each an "Event of Default"):

                  7.01. FAILURE TO MAKE PAYMENTS WHEN DUE. Failure to pay interest on the Loans or fees when the same becomes due and payable and the default continues for a period of 30 days (whether or not such payment shall be prohibited by the subordination provisions of this Agreement); and failure to pay the principal on the Loans, when such principal becomes due and payable, at maturity, upon mandatory prepayment or otherwise (in-cluding the failure to make a payment to purchase Loans tendered pursuant to a Change of Control Offer or a Net Proceeds Offer) (whether or not such payment shall be prohibited by the subordination provisions of this Agreement);

                  7.02. BREACH OF REPRESENTATIONS, ETC. Any representation, warranty or statement made by any Credit Party in any Credit Document or in any statement or certificate delivered pursuant thereto shall prove to be untrue in any material respect on the date as of which made or deemed made;

                  7.03. BREACH OF COVENANTS. Default in the observance or performance of any other covenant or agreement contained in this Agreement which default continues for a period of 45 days after the Borrower receives written notice specifying the default (and demanding that such default be remedied) from the Administrative Agent or the Lenders holding at least 25% of the outstanding principal amount of the Loans (except in the case of a default with respect to Section 6.07 or Section 6.12, which will constitute an Event of Default with such notice requirement but without such passage of time requirement);

                  7.04. DEFAULT UNDER OTHER AGREEMENTS. Default under any mortgage, indenture or other instrument or agreement under which there may be issued, or by which there may be secured or evidenced, Indebtedness of the Parent, the Borrower or any Restricted Subsidiary, whether such Indebtedness now exists or is incurred after the Closing Date, which default (a) is caused by a failure to pay such Indebtedness at its express final maturity within the applicable express grace period (and such failure continues for a period of 30 days or more) or (b) results in the acceleration of such Indebtedness prior to its express final maturity (which acceleration is not rescinded, annulled or otherwise cured within 30 days of receipt by the Parent, the Borrower or such Restricted Subsidiary of such notice of acceleration) and, in each case, the principal amount of such Indebtedness, together with any other Indebtedness with respect to which an event described in clause (a) or (b) has occurred and is continuing, aggregates $25.0 million or more;

                  7.05. JUDGMENTS. One or more judgments in an aggregate amount in excess of $15.0 million shall have been rendered against the Parent, the Borrower or any Restricted Subsidiary and such judgments remain undischarged, unpaid or unstayed for a period of 60 days after such judgment or judgments become final and non-appealable;

                  7.06. BANKRUPTCY. The Parent, the Borrower or any Significant Subsidiary shall commence a voluntary case concerning itself under Title 11 of the United States Code entitled "Bankruptcy," as now or hereafter in effect, or any successor thereto (the "Bankruptcy Code"); or an involuntary case is commenced against the Parent, the Borrower or any Significant Subsidiary and the petition is not controverted within 30 days, or is not dismissed within 60 days, after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the prop-erty of the Parent, the Borrower or any Significant Subsidiary; or the Parent, the Borrower or any Significant Subsidiary commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Parent, the Borrower or any Significant Subsidiary; or there is commenced against the Parent, the Borrower or any Significant Subsidiary any such proceeding which remains undismissed for a period of 60 days; or the Parent, the Borrower or any Significant Subsidiary is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Parent, the Borrower or any Significant Subsidiary suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of 60 days; or the Parent, the Borrower or any Significant Subsidiary makes a general assignment for the benefit of creditors; or any corporate action is taken by the Parent, the Borrower or any Significant Subsidiary for the purpose of effecting any of the foregoing;

                  7.07. MERGER. The Merger Agreement shall terminate pursuant to its terms or the Merger shall not be consummated by October 31, 1999; and

                  7.08. GUARANTEES. Any of the Guarantees ceases to be in full force and effect or any of the Guarantees is declared to be null and void and unenforceable or any of the Guarantees is found to be invalid or any of the Guarantors denies its liability under its Guarantee (other than in each case by reason of release of a Subsidiary Guarantor in accordance with the terms of this Agreement and the Guarantees); PROVIDED, HOWEVER, that if any such Guarantee is the Guarantee of a Subsidiary Guarantor that is not a Significant Subsidiary, then such event shall only result in an Event of Default under this Section 7.08 if such event , together with similar events involving Subsidiary Guarantors that are not Significant Subsidiaries, would have a Material Adverse Effect.

                  7.09. REMEDIES. If an Event of Default (other than an Event of Default specified in Section 7.06 above with respect to the Borrower) shall occur and be continuing, the Administrative Agent or the Lenders holding at least 25% in principal amount of outstanding Loans may declare the principal of and accrued interest on all the Loans to be due and payable by notice in writing to the Borrower and the Administrative Agent specifying the respective Event of Default and that it is a "notice of acceleration" (the "Acceleration Notice"), and the same (i) shall become immediately due and payable or (ii) if there are any amounts outstanding under the Senior Secured Credit Agreement, shall become immediately due and payable upon the first to occur of an acceleration under the Senior Secured Credit Agreement or 5 Business Days after receipt by the Borrower and the Representative under the Senior Secured Credit Agreement of such Acceleration Notice but only if such Event of Default is then continuing. If an Event of Default specified in Section 7.06 above with respect to the Borrower occurs and is continuing, then all unpaid principal of, and premium, if any, and accrued and unpaid interest on all of the outstanding Loans shall ipso facto be-come and be immediately due and payable without any declaration or other act on the part of the Administrative Agent or any Lender.

                  In the event of a declaration of acceleration because an Event of Default set forth in Section 7.04 above has occurred and is continuing, such declaration of acceleration shall be automatically rescinded and annulled if either (x) the holders of the Indebtedness which is the subject of such Event of Default have waived such failure to pay at maturity or have rescinded the acceleration in respect of such Indebtedness within 60 days of such maturity or declaration of acceleration, as the case may be, and no other Event of Default has occurred during such 60-day period which has not been cured or waived or (y) such Indebtedness shall have been discharged or the maturity thereof shall have been extended such that it is not then due and payable, or the underlying default has been cured (and any acceleration based thereon of such other Indebtedness has been rescinded), within 60 days of such maturity or declaration of acceleration, as the case by be.

                  At any time after a declaration of acceleration with respect to the Loans as described in the preceding paragraph, the Required Lenders may rescind and cancel such declaration and its consequences (i) if the rescission would not conflict with any judgment or decree, (ii) if all existing Events of Default have been cured or waived except nonpayment of principal or interest that has become due solely because of the acceleration, (iii) to the extent the payment of such interest is lawful, interest on overdue installments of interest and overdue principal, which has become due otherwise than by such declaration of acceleration, has been paid, (iv) if the Borrower has paid the Administrative Agent its reasonable compensation and reimbursed the Administrative Agent for its expenses, disbursements and advances and (v) in the event of the cure or waiver of an Event of Default of the type described in Section 7.06, the Administrative Agent shall have received an officers' certificate and an opinion of counsel that such Event of Default has been cured or waived. No such rescission shall affect any subsequent Default or impair any right consequent thereto.

                  The Required Lenders may waive any existing Default or Event of Default under this Agreement, and its consequences, except a default in the payment of the principal of or interest on any Loans or Notes.

                  The Lenders may not enforce this Agreement or the Loans except as provided in this Agreement. Subject to the provisions of this Agreement relating to the duties of the Administrative Agent, the Administrative Agent is under no obligation to exercise any of its rights or powers under this Agreement at the request, order or direction of any of the Lenders, unless such Lenders have offered to the Administrative Agent reasonable indemnity. Subject to all provisions of this Agreement and applicable law, the Required Lenders have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Administrative Agent or exercising any trust or power conferred on the Administrative Agent.

                  The Borrower shall provide an Officers' Certificate to the Administrative Agent promptly upon any such officer obtaining knowledge of any Default or Event of Default (PROVIDED that such officers shall provide such certification at least annually whether or not they know of any Default or Event of Default) that has occurred and, if applicable, describe such Default or Event of Default and the status thereof.

                  8. SUBORDINATION.

                  8.01. OBLIGATIONS SUBORDINATED TO SENIOR INDEBTEDNESS. Each of the Borrower and each Guarantor covenants and agrees, and each Lender, by its acceptance thereof, likewise covenants and agrees, that payment of all Obligations in respect of the Loans, Notes and Guarantees shall be subject to the provisions of this Section 8, and each Lender (including any assignee or participant thereof) accepts and agrees that the payment of all Obligations on the Loans, the Notes and Guarantees by the Borrower and the Guarantors shall, to the extent and in the manner herein set forth, be subordinated and junior in right of payment to the prior payment in full in cash or Cash Equivalents of all Obligations in respect of Senior Indebtedness, including, without limitation, the Borrower's and the Guarantors' obligations under the Senior Secured Credit Agreement, that the subordination is for the benefit of, and shall be enforceable directly by, the holders of Senior Indebtedness, and that each holder of Senior Indebtedness whether now outstanding or hereafter created, incurred, assumed or guaranteed shall be deemed to have acquired Senior Indebtedness in reliance upon the covenants and provisions contained in this Agreement and the Notes.

                  8.02. SUSPENSION OF PAYMENT WHEN SENIOR INDEBTEDNESS IS IN DEFAULT. (a) If any default occurs and is continuing in the payment when due, whether at maturity, upon any redemption, by declaration or otherwise, of any principal of, interest on, unpaid drawings for letters of credit issued in respect of, or regularly accruing fees with respect to, any Senior Indebtedness, no payment of any kind or character shall be made by or on behalf of the Borrower, any Guarantor or any other Person on their behalf with respect to any Obligations on the Loans, the Guarantees or the Notes or to acquire any of the Loans, the Guarantees or the Notes for cash or property or otherwise. In addition, if any other event of default occurs and is continuing with respect to any Senior Indebtedness, as such event of default is defined in the instrument creating or evidencing such Senior Indebtedness, permitting the holders of such Senior Indebtedness then outstanding to accelerate the maturity thereof and if the Representative for the respective issue of Senior Indebtedness gives notice of the event of default to the Administrative Agent (a "Default Notice"), then, unless and until such event of default have been cured or waived or have ceased to exist or the Administrative Agent receives notice thereof from the Representative for the respective issue of Senior Indebtedness terminating the Blockage Period (as defined below) or all Obligations on Senior Indebtedness have been repaid in full in cash or Cash Equivalents, during the 180 days after the delivery of such Default Notice (the "Blockage Period"), neither the Borrower, nor any Guarantor nor any other Person on their behalf shall (x) make any payment of any kind or character with respect to any Obligations on the Loans, the Guarantees or the Notes or (y) acquire any of the Loans, the Guarantees or the Notes for cash or property or otherwise.

                  (b) Notwithstanding anything herein to the contrary, in no event will a Blockage Period extend beyond 180 days from the date any payment on the Loans was due and only one such Blockage Period may be commenced within any 360 consecutive days. No event of default which existed or was continuing on the date of the commencement of any Blockage Period with respect to the Senior Indebtedness shall be, or be made, the basis for commencement of a second Blockage Period by the Representative of such Senior Indebtedness whether or not within a period of 360 consecutive days, unless such event of default shall have been cured or waived for a period of not less than 90 consecutive days (it being acknowledged that any subsequent action, or any breach of any financial covenants for a period commencing after the date of commencement of such Blockage Period that, in either case, would give rise to an event of default pursuant to any provisions under which an event of default previously existed or was continuing shall constitute a new event of default for this purpose).

                  (c) In the event that, notwithstanding the foregoing, any payment shall be received by the Administrative Agent or any Lender when such payment is prohibited by Section 8.02(a) or (b), such payment shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Indebtedness (PRO RATA to such holders on the basis of the respective amount of Senior Indebtedness held by such holders) or their respective Representatives, as their respective interests may appear. The Administrative Agent shall be entitled to rely on information regarding amounts then due and owing on the Senior Indebtedness, if any, received from the holders of Senior Indebtedness (or their Representatives) or, if such information is not received from such holders or their Representatives, from the Borrower or the Guarantors and only amounts included in the information provided to the Administrative Agent shall be paid to the holders of Senior Indebtedness.

                  (d) Nothing contained in this Section 8 shall limit the right of the Administrative Agent or the Lenders to take any action to accelerate the maturity of the Loans and the Notes or to pursue any rights or remedies hereunder; PROVIDED that all Senior Indebtedness thereafter due or declared to be due shall first be paid in full in cash or Cash Equivalents before the Lenders are entitled to receive any payment of any kind or character with respect to Obligations on the Loans, the Guarantees or the Notes.

                  8.03. LOANS SUBORDINATED TO PRIOR PAYMENT OF ALL SENIOR INDEBTEDNESS ON DISSOLUTION, LIQUIDATION OR REORGANIZATION OF BORROWER. (a) Upon any payment or distribution of assets of the Borrower or any Guarantor of any kind or character, whether in cash, property or securities, to creditors upon any total or partial liquidation, dissolution, winding-up, reorganization, assignment for the benefit of creditors or marshaling of assets of the Borrower or such Guarantor, as the case may be, or in a bankruptcy, reorganization, insolvency, receivership or other similar proceeding relating to the Borrower or such Guarantor, as the case may be, or its or their property, whether voluntary or involuntary, all Obligations due or to become due upon all Senior Indebtedness of the Borrower or such Guarantor, as the case may be, shall first be paid in full in cash or Cash Equivalents, or such payment shall be duly provided for to the satisfaction of the holders of such Senior Indebtedness, before any payment or distribution of any kind or character is made on account of any Obligations in respect of the Loans or the Notes, or the Guarantees of such Guarantor, as the case may be, or for the acquisition of any of the Loans or the Notes for cash or property or otherwise. Upon any such dissolution, winding-up, liquidation, reorganization, receivership or similar proceeding, any payment or distribution of assets of the Borrower or any Guarantor of any kind or character, whether in cash, property or securities, to which the Lenders or the Administrative Agent under this Agreement would be entitled, except for the provisions hereof, shall be paid by the Borrower or such Guarantor, as the case may be, or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the Lenders or by the Administrative Agent under this Agreement if received by them, directly to the holders of Senior Indebtedness (PRO RATA to such holders on the basis of the respective amounts of Senior Indebtedness held by such holders) or their respective Representatives, or to the trustee or trustees under any indenture pursuant to which any of such Senior Indebtedness may have been issued, as their respective interests may appear, for application to the payment of Senior Indebtedness remaining unpaid until all such Senior Indebtedness has been paid in full in cash or Cash Equivalents after giving effect to any concurrent payment, distribution or provision therefor to or for the holders of Senior Indebtedness.

                  (b) To the extent any payment of Senior Indebtedness (whether by or on behalf of the Borrower or any Guarantor, as proceeds of security or enforcement of any right of setoff or otherwise) is declared to be fraudulent or preferential, set aside or required to be paid to any receiver, trustee in bankruptcy, liquidating trustee, agent or other similar Person under any bankruptcy, insolvency, receivership, fraudulent conveyance or similar law, then, if such payment is recovered by, or paid over to, such receiver, trustee in bankruptcy, liquidating trustee, agent or other similar Person, the Senior Indebtedness or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding as if such payment had not occurred.

                  (c) In the event that, notwithstanding the foregoing, any payment or distribution of assets of the Borrower or any Guarantor of any kind or character, whether in cash, property or securities, shall be received by the Administrative Agent or any Lender when such payment or distribution is prohibited by Section 8.03(a), such payment or distribution shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Indebtedness of Borrower or such Guarantor, as the case may be (PRO RATA to such holders on the basis of the respective amount of Senior Indebtedness held by such holders), or their respective Representatives, or to the trustee or trustees under any indenture pursuant to which any of such Senior Indebtedness may have been issued, as their respective interests may appear, for application to the payment of such Senior Indebtedness remaining unpaid until all such Senior Indebtedness has been paid in full in cash or Cash Equivalents, after giving effect to any concurrent payment, distribution or provision therefor to or for the holders of such Senior Indebtedness.

                  (d) The consolidation of the Borrower or any Guarantor with, or the merger of the Borrower or any Guarantor with or into, another corporation or the liquidation or dissolution of the Borrower following the conveyance or transfer of all or substantially all of its assets to another corporation upon the terms and conditions provided in Section 6.07 hereof and as long as permitted under the terms of the Senior Indebtedness shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this
Section 8.03 if such other corporation shall, as a part of such consolidation, merger, conveyance or transfer, assume the Borrower's or such Guarantor's obligations, as the case may be, hereunder in accordance with Section 6.07 hereof.

                  8.04. LENDERS TO BE SUBROGATED TO RIGHTS OF HOLDERS OF SENIOR INDEBTEDNESS. Subject to the payment in full in cash or Cash Equivalents of all Senior Indebtedness, the Lenders shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of cash, property or securities of the Borrower or the applicable Guarantor, as the case may be, applicable to the Senior Indebtedness until the Loans shall be paid in full; and, for the purposes of such subrogation, no such payments or distributions to the holders of the Senior Indebtedness by or on behalf of the Borrower or any Guarantor or by or on behalf of the Lenders by virtue of this
Section 8 which otherwise would have been made to the Lenders shall, as between the Borrower or the applicable Guarantor, as the case may be, and the Lenders, be deemed to be a payment by the Borrower or the applicable Guarantor, as the case may be, to or on account of the Senior Indebtedness, it being understood that the provisions of this Section 8 are and are intended solely for the purpose of defining the relative rights of the Lenders, on the one hand, and the holders of the Senior Indebtedness, on the other hand.

                  8.05. OBLIGATIONS OF THE BORROWER UNCONDITIONAL. Nothing contained in this Section 8 or elsewhere in this Agreement or in the Notes is intended to or shall impair, as between the Borrower and the Lenders, the obligation of the Borrower, which is absolute and unconditional, to pay to the Lenders the principal of and interest on the Loans as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Lenders and creditors of the Borrower other than the holders of the Senior Indebtedness, nor shall anything herein or therein prevent the Administrative Agent or any Lender from exercising all remedies otherwise permitted by applicable law upon default under this Agreement, subject to the rights, if any, under this Section 8 of the holders of Senior Indebtedness in respect of cash, property or securities of the Borrower received upon the exercise of any such remedy. Upon any payment or distribution of assets or securities of the Borrower referred to in this Section 8, the Administrative Agent and the Lenders shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which any liquidation, dissolution, winding-up or reorganization proceedings are pending, or a certificate of the receiver, trustee in bankruptcy, liquidating trustee or agent or other Person making any payment or distribution to the Administrative Agent or to the Lenders for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Senior Indebtedness and other Indebtedness of the Borrower, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Section 8. Nothing in this Section 8 shall apply to the claims of, or payments to, the Administrative Agent, in its capacity as such. The Administrative Agent shall be entitled to rely on the delivery to it of a written notice by a Person representing himself or itself to be a holder of any Senior Indebtedness (or a trustee on behalf of, or other representative of, such holder) to establish that such notice has been given by a holder of such Senior Indebtedness or a trustee or representative on behalf of any such holder.

                  In the event that the Administrative Agent determines in good faith that any evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Section 8, the Administrative Agent may request such Person to furnish evidence to the reasonable satisfaction of the Administrative Agent as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Section 8, and if such evidence is not furnished, the Administrative Agent may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

                  8.06. ADMINISTRATIVE AGENT ENTITLED TO ASSUME PAYMENTS NOT PROHIBITED IN ABSENCE OF NOTICE. The Borrower shall give prompt written notice to the Administrative Agent of any fact known to the Borrower which would prohibit the making of any payment to or by the Administrative Agent in respect of the Loans, the Guarantees or the Notes pursuant to the provisions of this
Section 8. Regardless of anything to the contrary contained in this Section 8 or elsewhere in this Agreement, the Administrative Agent shall not be charged with knowledge of the existence of any default or event of default with respect to any Senior Indebtedness or of any other facts which would prohibit the making of any payment to or by the Administrative Agent unless and until the Administrative Agent shall have received notice in writing from the Borrower or any Guarantor, or from a holder of Senior Indebtedness or a Representative therefor, together with proof satisfactory to the Administrative Agent of such holding of Senior Indebtedness or of the authority of such Representative, and, prior to the receipt of any such written notice, the Administrative Agent shall be entitled to assume that no such facts exist.

                  8.07. APPLICATION BY ADMINISTRATIVE AGENT OF ASSETS DEPOSITED WITH IT. Any deposit of assets or securities by or on behalf of the Borrower or any Guarantor with the Administrative Agent (whether or not in trust) for the payment of principal of or interest on any Loans, the Guarantees or Notes shall be subject to the provisions of this Section 8; PROVIDED, HOWEVER, that if prior to the second Business Day preceding the date on which by the terms of this Agreement any such assets may become distributable for any purpose (including, without limitation, the payment of either principal of or interest on any Loan or Note) the Administrative Agent shall not have received with respect to such assets the notice provided for in Section 8.06, then the Administrative Agent shall have full power and authority to receive such assets and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary received by it on or after such date. Nothing contained in this Section 8.07 shall limit the right of the holders of Senior Indebtedness to recover payments as contemplated by this Section 8.

                  8.08. NO WAIVER OF SUBORDINATION PROVISIONS. (a) No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Borrower or any Guarantor or by any act or failure to act by any such holder, or by any non-compliance by the Borrower or any Guarantor with the terms, provisions and covenants of this Agreement, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

                  (b) Without limiting the generality of subsection (a) of this
Section 8.08, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Administrative Agent or the Lenders, without incurring responsibility to the Administrative Agent or the Lenders and without impairing or releasing the subordination provided in this
Section 8 or the obligations hereunder of the Lenders to the holders of Senior Indebtedness, do any one or more of the following: (1) change the manner, place, terms or time of payment of, or renew or alter, Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (2) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (3) release any Person liable in any manner for the collection or payment of Senior Indebtedness; and (4) exercise or refrain from exercising any rights against the Borrower and any other Person.

                  8.09. LENDERS AUTHORIZE ADMINISTRATIVE AGENT TO EFFECTUATE SUBORDINATION OF LOANS. Each Lender authorizes and expressly directs the Administrative Agent on such Lender's behalf to take such action as may be necessary or appropriate to effect the subordination provisions contained in this Section 8, and appoints the Administrative Agent such Lender's attorney-in-fact for such purpose, including, in the event of any liquidation, dissolution, winding-up, reorganization, assignment for the benefit of creditors or marshaling of assets of the Borrower or any Guarantor tending towards liquidation or reorganization of the business and assets of the Borrower or any Guarantor, the immediate filing of a claim for the unpaid balance of such Lender's Loans in the form required in said proceedings and cause said claim to be approved. If the Administrative Agent does not file a proper claim or proof of debt in the form required in such proceeding prior to 30 days before the expiration of the time to file such claim or claims, then any of the holders of the Senior Indebtedness or their Representative is hereby authorized to file an appropriate claim for and on behalf of the Lenders. Nothing herein contained shall be deemed to authorize the Administrative Agent or the holders of Senior Indebtedness or their Representative to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Loans or the rights of any Lender, or to authorize the Administrative Agent or the holders of Senior Indebtedness or their Representative to vote in respect of the claim of any Lender in any such proceeding.

                  8.10. RIGHT OF ADMINISTRATIVE AGENT AND LENDERS TO HOLD SENIOR INDEBTEDNESS. The Administrative Agent and each Lender shall be entitled to all the rights set forth in this Section 8 with respect to any Senior Indebtedness which may at any time be held by it in its individual or any other capacity to the same extent as any other holder of Senior Indebtedness and nothing in this Agreement shall deprive the Administrative Agent or any Lender or any such agent of any of its rights as such holder.

                  8.11. THIS SECTION 8 NOT TO PREVENT EVENTS OF DEFAULT. The failure to make a payment on account of principal of or interest on the Loans by reason of any provision of this Section 8 will not be construed as preventing the occurrence of an Event of Default.

                  Nothing contained in this Section 8 shall limit the right of the Administrative Agent or the Lenders to take any action to accelerate the maturity of the Loans pursuant to Section 7 or to pursue any rights or remedies hereunder or under applicable law, subject to the rights, if any, under this
Section 8 of the holders, from time to time, of Senior Indebtedness.

                  8.12. NO FIDUCIARY DUTY OF ADMINISTRATIVE AGENT TO HOLDERS OF SENIOR INDEBTEDNESS. The Administrative Agent shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness, and it undertakes to perform or observe such of its covenants and obligations as are specifically set forth in this Section 8, and no implied covenants or obligations with respect to the Senior Indebtedness shall be read into this Agreement against the Administrative Agent. The Administrative Agent shall not be liable to any such holders if it shall pay over or deliver to the Lenders or the Borrower or any other Person money or assets in compliance with the terms of this Agreement. Nothing in this Section 8.12 shall affect the obligation of any Person other than the Administrative Agent and the Lenders to hold such payment for the benefit of, and to pay such payment over to, the holders of Senior Indebtedness or their Representative.

                  8.13. EFFECT ON SENIOR INDEBTEDNESS. No amendment of this Agreement shall adversely affect the rights of any holder of Senior Indebtedness under this Section 8 of this Agreement, without the consent of such holder.

                  9. DEFINITIONS AND ACCOUNTING TERMS.

                  9.01. DEFINED TERMS. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

                  "Acquired Indebtedness" shall mean Indebtedness of a Person or any of its Subsidiaries existing at the time such Person becomes a Restricted Subsidiary or at the time it merges or consolidates with the Borrower or any of its Restricted Subsidiaries or assumed in connection with the acquisition of assets from such Person and in each case not incurred by such Person in connection with, or in anticipation or contemplation of, such Person becoming a Restricted Subsidiary or such acquisition, merger or consolidation.

                  "Acquisition" shall mean the acquisition by the Parent (through its ownership of the Borrower) of 100% of the outstanding shares of capital stock of Essex International Inc. pursuant to the Acquisition Documents.

                  "Acquisition Co" shall mean the single purpose, newly formed wholly owned subsidiary of the Borrower party to the Merger Agreement.

                  "Acquisition Documents" shall mean each of the Tender Offer Documents and the Merger Agreement.

                  "Adjusted Maximum Amount" shall have the meaning provided in
Section 12.01(c) of this Agreement.

                  "Administrative Agent" shall mean BTCo, and shall include any successor appointed pursuant to Section 10.10.

                  "Affiliate" shall mean, with respect to any specified Person, any other Person who directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such specified Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative of the foregoing. A Person shall be deemed to control a corporation if such Person possesses, directly or indirectly, the power (i) to vote 10% or more of the securities having ordinary voting power for the election of directors of such corporation or (ii) to direct or cause the direction of the management and policies of such corporation, whether through the ownership of voting securities, by contract or otherwise. Without limiting the foregoing, Alpine and its Affiliates shall be deemed to be Affiliates of the Borrower and its Subsidiaries so long as the Service Agreement is in place.

                  "Agent" shall mean the Administrative Agent and the Syndication Agent, collectively.

                  "Aggregate Payments" shall have the meaning provided in
Section 12.01(c) of this Agreement.

                  "Agreement" shall mean this Senior Subordinated Credit Agreement, as modified, supplemented, amended, restated (including any amendment and restatement hereof), extended, renewed, refinanced or replaced from time to time.

                  "Alpine" shall mean The Alpine Group, Inc., a Delaware corporation, which currently owns approximately 50.1% of the outstanding stock of the Parent.

                  "Alpine Tax Allocation Agreement" shall mean the tax allocation agreement by and among Alpine, the Parent and their respective Affiliates dated as of October 2, 1996, effective as of May 1, 1996.

                  "Alternate Base Rate" shall mean, at any time, the higher of
(i) the Prime Lending Rate and (ii) 1/2 of 1% in excess of the Federal Funds
Rate.

                  "Alternate Base Rate Loan" shall mean a Loan for which the Interest Rate on such Loan is the Alternate Base Rate.

                  "amend" shall mean amend, modify, supplement, restate or amend and restate, including successively; and "amending" and "amended" have correlative meanings.

                  "Approved Lender" shall have the meaning provided in the definition of "Cash Equivalents."

                  "Asset Acquisition" shall mean (a) an Investment by the Borrower or any Restricted Subsidiary in any other Person pursuant to which such Person shall become a Restricted Subsidiary of the Borrower or of any Restricted Subsidiary of the Borrower, or shall be merged with or into the Borrower or any Restricted Subsidiary, or (b) the acquisition by the Borrower or any Restricted Subsidiary of the assets of any Person (other than a Restricted Subsidiary) which constitute all or substantially all of the assets of such Person or comprises any division or line of business of such Person or any other properties or assets of such Person other than in the ordinary course of business.

                  "Asset Sale" shall mean any direct or indirect sale, issuance, conveyance, transfer, assignment or other transfer for value by the Borrower or any of its Restricted Subsidiaries (including any sale and leaseback transaction) to any Person other than the Borrower or a Wholly Owned Restricted Subsidiary that is a Guarantor of (a) any Capital Stock of any Subsidiary (other than an Unrestricted Subsidiary (excluding the Israeli Subsidiaries)); or (b) any other property or assets of the Borrower or any Restricted Subsidiary other than in the ordinary course of business; PROVIDED, HOWEVER, that Asset Sales shall not include (i) a transaction or series of related transactions involving aggregate consideration of less than $500,000 in any fiscal year of the Borrower; (ii) the sale, lease, conveyance, disposition or other transfer of all or substantially all of the assets of the Borrower as permitted by Section 6.07;
(iii) a transaction or series of related transactions pursuant to any foreclosure of assets or other remedy provided by applicable law to a creditor of the Borrower or any Subsidiary with a Lien on such assets, which Lien is permitted under this Agreement; PROVIDED that such foreclosure or other remedy is conducted in a commercially reasonable manner or in accordance with any Bankruptcy Law; (iv) a transaction or series of related transactions involving only Cash Equivalents or inventory in the ordinary course of business or obsolete, worn-out or outmoded equipment in the ordinary course of business of the Borrower; (v) a transaction or series of related transactions involving only the lease or sublease of any real or personal property in the ordinary course of business or transfers for security purposes only; (vi) a transaction or series of related transactions resulting from (a) the designation of any Restricted Subsidiary as an Unrestricted Subsidiary, or the contribution to the capital of any Unrestricted Subsidiary, in accordance with and pursuant to the applicable provisions of this Agreement or (b) the sale of Capital Stock of any Unrestricted Subsidiary (other than the Israeli Subsidiaries) or the sale of all or substantially all of the assets of any Unrestricted Subsidiary (other than the Israeli Subsidiaries); (vii) the sale or discount, in each case without recourse (other than recourse for a breach of a representation or warranty), of accounts receivable arising in the ordinary course of business, but only in connection with the compromise or collection thereof in the ordinary course of business and not as part of a financing transaction; and (viii) the sale or discount or other financing of accounts receivable pursuant to the Receivables Financing Agreement.

                  "Assignment and Assumption Agreement" shall mean an Assignment and Assumption Agreement substantially in the form of Exhibit F (appropriately completed).

                  "Authorized Officer" shall mean any senior officer of the Borrower, the Parent or Essex, as the case may be, designated as such in writing to the Administrative Agent by the Borrower, the Parent or Essex to the extent reasonably acceptable to the Administrative Agent.

                  "Bankruptcy Code" shall have the meaning provided in
Section 7.06.

                  "Bankruptcy Law" shall mean Title 11, U.S. Code or any similar Federal, state or foreign law for relief of debtors.

                  "Basket" shall have the meaning provided in Section 6.02(a).

                  "Board of Directors" shall mean as to any Person, the board of directors of such Person or any duly authorized committee thereof.

                  "Board Resolution" shall mean with respect to any Person, a copy of a resolution certified by the Secretary or an Assistant Secretary of such Person to have been duly adopted by the Board of Directors of such Person and to be in full force and effect on the date of such certification, and delivered to the Administrative Agent.

                  "Borrower" shall have the meaning provided in the first paragraph of this Agreement, and shall include any successor as provided in
Section 6.07.

                  "Borrowing" shall mean the borrowing of the Loans from all the Lenders having Commitments on the Closing Date.

                  "Borrowing Amount" shall mean in a maximum aggregate principal amount of $200,000,000 available in a single borrowing on the Borrowing Date.

                  "Borrowing Date" shall mean the Closing Date.

                  "BTCo" shall mean Bankers Trust Company, in its individual capacity, and any successor corporation thereto by merger, consolidation or otherwise.

                  "Business Day" shall mean (i) for all purposes other than as covered by clause (ii) below, any day excluding Saturday, Sunday and any day which shall be in the City of New York a legal holiday or a day on which banking institutions are authorized by law or other governmental actions to close and
(ii) with respect to all notices and determinations in connection with, and payments of principal and interest on, LIBOR Loans, any day which is a Business Day described in clause (i) and which is also a day for trading by and between banks in U.S. dollar deposits in the LIBOR market.

                  "Cables of Zion" shall mean Cables of Zion United Works Ltd., a company organized under the laws of Israel.

                  "Capital Lease," as applied to any Person, shall mean any lease of any property (whether real, personal or mixed) by that Person as lessee which, in conformity with GAAP, should be accounted for as a capital lease on the balance sheet of that Person.

                  "Capital Stock" shall mean (i) with respect to any Person that is a corporation, any and all shares, interests, participations or other equivalents (however designated and whether or not voting) of corporate stock, including each class of Common Stock and Preferred Stock of such Person and (ii) with respect to any Person that is not a corporation, any and all partnership or other equity interests of such Person, and in each case any options, warrants or other rights to purchase or acquire such stocks, shares and interests.

                  "Capitalized Lease Obligations" shall mean, as to any Person, the obligations of such Person under a lease that are required to be classified and accounted for as capital lease obligations under GAAP and, for purposes of this definition, the amount of such obligations at any date shall be the capitalized amount of such obligations at such date, determined in accordance with GAAP.

                  "Cash Equivalents" shall mean (i) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (PROVIDED that the full faith and credit of the United States of America is pledged in support thereof) or the government of any member of the European Union having maturities of not more than twelve months from the date of acquisition, (ii) U.S. dollar denominated and Eurocurrency time deposits, certificates of deposit and banker acceptances of
(x) any Lender or (y) any commercial bank organized under the laws of the United States, any State thereof, the District of Columbia, or its branches or agencies or the laws of any member of the European Union and having capital and surplus in an aggregate amount not less than $500,000,000 (any such bank or Lender, an "Approved Lender"), in each case with maturities of not more than twelve months from the date of acquisition, (iii) U.S. Dollar denominated commercial paper issued by any Approved Lender or by the parent company of any Approved Lender and commercial paper issued by, or guaranteed by, any industrial or financial company with a short-term commercial paper rating of at least A-1 or the equivalent thereof by S&P or at least P-1 or the equivalent thereof by Moody's, as the case may be, and in each case maturing within twelve months after the date of acquisition, (iv) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within twelve months from the date of acquisition thereof and, at the time of acquisition having one of the two highest ratings obtainable from either S&P or Moody's, (v) any repurchase agreement entered into with any Approved Lender which is secured by any obligation of the type described in any of clauses (i) through (iii) and (vi) investments in money market funds substantially all the assets of which are comprised of securities of the types described in clauses (i) through (iv) above.

                  "Change of Control" shall mean (a) the Borrower shall cease to own directly 100% on a fully diluted basis of the economic and voting interest in the Capital Stock of Superior Telecommunications (other than the shares of Superior Preferred Stock) or, after consummation of the Merger, of Essex (other than as a result of the merger of Essex into

Superior Telecommunications or another Subsidiary of the Borrower); or (b) any Person or "group" (within the meaning of Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, as in effect on the Effective Date), other than Alpine, shall have (A) acquired beneficial ownership of 20% or more on a fully diluted basis of the voting and/or economic interest in the Parent's Capital Stock (PROVIDED, HOWEVER, such referenced percentage in this clause (A) shall be 25% if, and so long as, Alpine directly maintains ownership of more than 30% on a fully diluted basis of the economic and voting interests in the Parent's capital stock) or (B) obtained the power (whether or not exercised) to elect a majority of the Borrower's directors; (c) the Board of Directors of the Parent shall cease to consist of a majority of Continuing Directors; or (d) the Parent shall cease to own directly 100% on a fully diluted basis of the economic and voting interest in the Capital Stock of the Borrower.

                  "Closing Date" shall have the meaning provided in
Section 11.10.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to the Code are to the Code, as in effect at the date of this Agreement and any subsequent provisions of the Code, amendatory thereof, supplemental thereto or substituted therefor.

                  "Commitment" shall mean, for each Lender, the amount set forth opposite such Lender's name in Schedule I directly below the column entitled "Senior Subordinated Term Loan Commitment."

                  "Common Stock" of any Person shall mean any and all shares, interests or other participations in, and other equivalents (however designated and whether voting or non-voting) of such Person's common stock, whether outstanding on the Closing Date or issued after the Closing Date, and includes, without limitation, all series and classes of such common stock.

                  "Consolidated EBIT" shall mean, for any period, Consolidated Net Income, before total interest expense (inclusive of amortization of deferred financing fees, premiums on Interest Rate Protection Agreements and any original issue discount) of the Borrower and its Restricted Subsidiaries determined on a consolidated basis and provisions for taxes based on income, whether paid or deferred.

                  "Consolidated EBITDA" shall mean, for any period, Consolidated EBIT, adjusted by adding thereto the amount of all depreciation expense and amortization expense plus non-cash compensation expenses relating to restricted stock and stock-option grants, in each case, that were deducted in determining Consolidated EBIT for such period.

                  "Consolidated Fixed Charge Coverage Ratio" shall mean the ratio of Consolidated EBITDA of such Person during the four full fiscal quarters (the "Four Quarter Pe-riod") ending on or prior to the date of the transaction giving rise to the need to calculate the Consolidated Fixed Charge Coverage Ratio (the "Transaction Date") to Consolidated Fixed Charges of such Person for the Four Quarter Period. Notwithstanding the foregoing, for any calculation of the Consolidated Fixed Charge Coverage Ratio occurring on or prior to the first anniversary of the Borrowing Date, "Consolidated Fixed Charge Coverage Ratio" shall mean the ratio of Consolidated EBITDA of such Person during the number of full fiscal quarters ending after the Borrowing Date to Consolidated Fixed Charges of such Person (calculated after giving effect on a PRO FORMA basis to the issuance of the Trust Preferred Securities as if such issuance occurred on the Borrowing Date) for such period (with references in the next succeeding sentence to "Four Quarter Period" being deemed to be references to the number of full fiscal quarters ending after the Borrowing Date). In addition to and without limitation of the foregoing, for purposes of this definition, "Consolidated EBITDA" and "Consolidated Fixed Charges" shall be calculated after giving effect on a PRO FORMA basis for the period of such calculation to (i) the incurrence or repayment of any Indebtedness of such Person or any of its Restricted Subsidiaries (and the application of the proceeds thereof) giving rise to the need to make such calculation and any incurrence or repayment of other Indebtedness (and the application of the proceeds thereof), other than the incurrence or repayment of Indebtedness in the ordinary course of business for working capital purposes pursuant to working capital or revolving credit facilities, occurring during the Four Quarter Period or at any time subsequent to the last day of the Four Quarter Period and on or prior to the Transaction Date, as if such incurrence or repayment, as the case may be (and the application of the proceeds thereof), occurred on the first day of the Four Quarter Period and (ii) any Asset Sales or Asset Acquisitions (including, without limitation, any Asset Acquisition giving rise to the need to make such calculation as a result of such Person or one of its Restricted Subsidiaries (including any Person who becomes a Restricted Subsidiary as a result of the Asset Acquisition) incurring, Acquired Indebtedness and also including any Consolidated EBITDA attributable to the assets which are the subject of the Asset Acquisition or Asset Sale during the Four Quarter Period) occurring during the Four Quarter Period or at any time subsequent to the last day of the Four Quarter Period and on or prior to the Transaction Date, as if such Asset Sale or Asset Acquisition (including the incurrence, assumption or liability for any such Acquired Indebtedness) occurred on the first day of the Four Quarter Period; PROVIDED, HOWEVER, that PRO FORMA effect shall not be given to the Transactions in calculating "Consolidated EBITDA" and "Consolidated Interest Expense." If such Person or any of its Restricted Subsidiaries directly or indirectly guarantees or proposes to guarantee Indebtedness of a third Person (other than a Restricted Subsidiary), the preceding sentence shall give effect to the incurrence of such guaranteed Indebtedness as if such Person or any Restricted Subsidiary of such Person had directly incurred or otherwise assumed such guaranteed Indebtedness. Furthermore, in calculating "Consolidated Fixed Charges" for purposes of determining the denominator (but not the numerator) of this "Consolidated Fixed Charge Coverage Ratio," (1) interest on outstanding Indebtedness determined on a fluctuating basis as of the Transaction Date and which will continue to be so determined thereafter shall be deemed to have accrued at a fixed rate per annum equal to the rate of interest on such Indebtedness in effect on the Transaction Date; (2) if interest on any Indebtedness actually incurred on the Transaction Date may optionally be determined at an interest rate based upon a factor of a prime or similar rate, a eurocurrency interbank offered rate, or other rates, then the interest rate in effect on the Transaction Date will be deemed to have been in effect during the Four Quarter Period; (3) notwithstanding clause (1) above, interest on Indebtedness determined on a fluctuating basis, to the extent such interest is covered by agreements relating to Interest Rate Protection Agreements, shall be deemed to accrue at the rate per annum resulting after giving effect to the operation of such agreements; and
(4) to the extent PRO FORMA effect is being given to interest expense attributable to Indebtedness denominated in a currency other than Dollars which was not outstanding for the entire Four Quarter Period, PRO FORMA effect shall be given based on the relevant exchange rates applicable on the date of any determination of the Consolidated Fixed Charge Coverage Ratio is being made.

                  "Consolidated Fixed Charges" shall mean, with respect to any Person for any period, the sum, without duplication, of (i) Consolidated Interest Expense for such period, plus (ii) the product of (x) the amount of all dividend payments on any series of Disqualified Capital Stock of the Borrower and all Preferred Stock of the Restricted Subsidiaries (other than dividends paid in Qualified Capital Stock and dividends to the extent payable to the Borrower or any Wholly Owned Restricted Subsidiary) paid, accrued or scheduled to be paid or accrued during such period times (y) a fraction, the numerator of which is one and the denominator of which is one minus the then current effective consolidated federal, state and local income tax rate of such Person, expressed as a decimal.

                  "Consolidated Interest Expense" shall mean, with respect to any Person for any period, the sum of, without duplication: (i) the aggregate of the interest expense of such Person and its Restricted Subsidiaries for such period determined on a consolidated basis in accordance with GAAP, including without limitation, (a) any amortization of debt discount, but excluding any amortization or write-off of deferred financing costs, (b) the net costs under Interest Swap Obligations, (c) all capitalized interest and (d) the interest portion of any deferred payment obligation, calculated in accordance with the effective interest method; and (ii) the interest component of Capitalized Lease Obligations paid, accrued and/or scheduled to be paid or accrued by such Person and its Restricted Subsidiaries during such period as determined on a consolidated basis in accordance with GAAP. Consolidated Interest Expense of the Borrower and its Restricted Subsidiaries shall include interest accrued by the Parent on the Debentures.

                  "Consolidated Net Income" shall mean, for any period, the net income (or loss), after provisions for income taxes (other than with respect to net income taxes attributable to items that are excluded from the calculation of Consolidated Net Income in the period), of the Borrower and its Restricted Subsidiaries on a consolidated basis for such period taken as a single accounting period in conformity with GAAP but excluding in any event (a) any extraordinary gains (net of extraordinary losses) but with giving effect to gains or losses from sales of assets sold in the ordinary course of business;
(b) net earnings (or loss for purposes of determining Consolidated EBIT only) of any other Person (other than a consolidated Restricted Subsidiary) in which the Borrower or any consolidated Restricted Subsidiary has an ownership interest, except to the extent such net earnings shall have actually been received by the Borrower or such consolidated Restricted Subsidiary in the form of cash distributions; (c) any portion of the net earnings of any consolidated Restricted Subsidiary which is unavailable for payment of dividends to the Borrower or any other consolidated Restricted Subsidiary by reason of the provisions of any agreement or applicable law or regulation (including, without limitation, those agreements referred to in the exceptions set forth in Section 6.04); (d) earnings resulting from any reappraisal, revaluation or write-up of assets; (e) the income (or loss) of any Person accrued prior to the date it becomes a Restricted Subsidiary of such Person or is merged into or consolidated with such Person or any of its Restricted Subsidiaries or that Person's assets are acquired by such Person or any of its Restricted Subsidiaries; (f) the aggregate net gain (or loss) during such period arising from the revaluation (but not sale) of readily marketable securities; (g) the income (or loss) from discontinued operations; and (h) non-cash charges and cash charges (but only to the extent such cash charges are reimbursed by a controlling Affiliate in cash at the time of incurrence thereof), in each case, relating to the Transaction and repayment of Indebtedness incurred under the Essex Credit Agreement and the Existing Superior Credit Agreement.

                  "Continuing Directors" shall mean the directors of the Parent on the Borrowing Date and each other director if such director's nomination for the election to the Board of Directors of the Parent is recommended by a majority of the then Continuing Directors.

                  "Credit Documents" shall mean this Agreement and, after the execution and delivery thereof pursuant to the terms of this Agreement, each Note and the Guarantees.

                  "Credit Party" shall mean the Borrower and each Guarantor.

                  "Cvalim" shall mean The Israeli Cable and Wire Company Limited, a company organized under the laws of Israel.

                  "Cvalim Assets" shall mean all assets used or held for use in the conduct of the cable business of Cvalim, including: fixed assets (save land and buildings), inventory, Cvalim's rights under contracts including certain leases for real property, licenses and purchase orders, records, trademarks and know-how, Cvalim's prepaid items and expenses, rights deriving from approved enterprise status (save grants received by Cvalim and recorded in its books or rights to receive grants to the extent such amounts were due to Cvalim on or before the closing date of such sale), customer deposits (save deposits for products shipped by Cvalim prior to the closing date), software and hardware, goodwill and rights to the names "Cvalim", "Cvalim - The Wire and Cable Company of Israel Ltd.", "D.A.S.H. Cable Industries (Israel) Ltd." and "D.A.S.H." and any derivatives of such names and casualty insurance proceeds payable as a result of loss or destruction of equipment; PROVIDED that Cvalim Assets shall not include cash, short term investments, customers' receivables and debit balances, deposits and long term receivables, investment and investee companies, other properties and deferred expenses.

                  "Debentures" shall have the meaning provided in the definition of Trust Preferred Securities.

                  "Default" shall mean an event or condition the occurrence of which is, or with the lapse of time or the giving of notice or both would be, an Event of Default.

                  "Disqualified Capital Stock" shall mean with respect to any Person, any Capital Stock of such Person or its Subsidiaries that, by its terms, by the terms of any agreement related thereto or by the terms of any security into which it is convertible, puttable or exchangeable, is, or upon the happening of any event or the passage of time would be, required to be redeemed or repurchased by such Person or its Subsidiaries, including at the option of the holder thereof, in whole or in part, or has, or upon the happening of an event or passage of time would have, a redemption or similar payment due on or prior to the Maturity Date, or any other Capital Stock of such Person or its subsidiaries designated as Disqualified Capital Stock by such Person at the time of issuance; PROVIDED, HOWEVER, that if such Capital Stock is issued to employees of the Borrower or the Subsidiaries or to any plan for the benefit of such employees, such Capital Stock shall not constitute Disqualified Capital Stock unless so designated.

                  "DNE Systems" shall mean DNE Systems, Inc., a Delaware corporation.

                  "Documents" shall mean the Credit Documents, the Senior Secured Credit Documents and the Acquisition Documents.

                  "Dollars" and the sign "$" shall each mean freely transferable lawful money of the United States.

                  "Domestic Subsidiary" shall mean each Restricted Subsidiary of the Borrower incorporated or organized in the United States or any State or territory thereof.

                  "Eligible Transferee" shall mean and include a commercial bank, financial institution or any other "accredited investor" (as defined in Regulation D of the Securities Act).

                  "Environmental Claims" shall mean any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of non-compliance, deficiency, liability or violation, investigations or proceedings relating in any way to any violation or liability (or alleged violation or liability) by the Parent, the Borrower, Essex or any of their respective Subsidiaries under any Environmental Law (hereafter "Claims") or any permit, license or other authorization issued to the Parent, the Borrower, Essex or any of their respective Subsidiaries under any such law, including, without limitation, (a) any and all Claims by governmental or regulatory authorities for enforcement, cleanup, removal, remedial, corrective, response or other actions or damages pursuant to any Environmental Law, and (b) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from Hazardous Materials or arising from alleged injury or threat of injury to health, safety or the environment.

                  "Environmental Law" shall mean any non-U.S., federal, state or local policy, statute, law, rule, regulation, ordinance, code or rule of common law now or hereafter in effect and in each case as amended, and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment (for purposes of this definition (collectively, "Laws")), relating to the environment or Hazardous Materials, or health and safety to the extent such health and safety issues arise under the Occupational Safety and Health Act of 1970, as amended, or any such similar Laws.

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and the rulings issued thereunder. Section references to ERISA are to ERISA as in effect at the date of this Agreement and any subsequent provisions of ERISA amendatory thereof, supplemental thereto or substituted therefor.

                  "ERISA Affiliate" shall mean each person (as defined in Section 3(9) of ERISA) which together with the Parent, the Borrower or any Subsidiary thereof would be deemed to be a "single employer" within the meaning of Section 414(b) or (c) of the Code or (to the extent required by operation of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA) Section 414(m) or (o) of the Code.

                  "Essex" shall mean Essex Group Inc., a Michigan corporation.

                  "Essex Canada" shall mean Essex Canada Inc., a Delaware corporation.

                  "Essex Canadian Facility" shall mean the credit facility provided pursuant to the Credit Agreement dated as of May 30, 1996, as amended and restated as of March 27, 1998, between Essex Canada and Bank of Montreal.

                  "Essex Capital Lease Facility" shall mean that facility available pursuant to the Agreement and Lease dated as of April 12, 1995, as amended as of June 1, 1997 and September 2, 1997, between Mellon Leasing Corporation and Essex.

                  "Essex Credit Agreement" shall mean the credit facility provided pursuant to the Credit Agreement dated as of October 31, 1996, as amended and restated as of March 27, 1998, among Essex International Inc., Essex Group, Inc., the lenders named therein and The Chase Manhattan Bank, as Administrative Agent.

                  "Essex Funding" shall mean Essex Funding Inc., a Delaware corporation and a wholly owned subsidiary of Essex.

                  "Essex Funding Agreement" shall mean (i) the Loan and Security Agreement, dated as of April 29, 1998, between Essex Funding and Three Rivers Funding Corporation and (ii) the related Sales and Servicing Agreement dated as of April 29, 1998.

                  "Essex International" shall mean Essex International Inc., a Delaware corporation.

                  "Event of Default" shall have the meaning provided in
Section 7.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any successor statute or statutes thereto.

                  "Existing Indebtedness" shall mean Indebtedness of the Borrower and its Subsidiaries as of the Borrowing Date and which is to remain outstanding after giving effect to the Transaction and the incurrence of Loans on such date, but excluding the Loans and the loans being made under the Senior Secured Credit Agreement on the Borrowing Date, all as set forth on Schedule V, and other Indebtedness which in the aggregate does not exceed $100,000.

                  "Existing Superior Credit Agreement" shall mean the Revolving Credit Agreement dated as of October 2, 1996, as the same may have previously been amended, modified or supplemented, among the Parent, the Subsidiary Guarantors named therein, the lending institutions listed therein, Bankers Trust Company, as Administrative Agent, and Bank of Boston Connecticut, as Documentation Agent.

                  "fair market value" shall mean, with respect to any asset or property, the price which could be negotiated in an arm's-length, free market transaction, for cash, between a willing seller and a willing and able buyer, neither of whom is under undue pressure or compulsion to complete the transaction. Fair market value shall be determined by the Board of Directors of the Borrower acting reasonably and in good faith and shall be evidenced by a Board Resolution of the Board of Directors of the Borrower delivered to the Administrative Agent.

                  "Fair Share Shortfall" shall have the meaning provided in
Section 12.01(c) of this Agreement.

                  "Fair Share" shall have the meaning provided in Section 12.01(c) of this Agreement.

                  "Federal Funds Rate" shall mean, for any period, a fluctuating interest rate equal for each day during such period to the weighted average of the rates on overnight Federal Funds transactions with members of the Federal Reserve System arranged by Federal Funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal Funds brokers of recognized standing selected by the Administrative Agent.

                  "Foreign Subsidiary" shall mean a Restricted Subsidiary that is not a Domestic Subsidiary.

                  "Four Quarter Period" shall have the meaning provided in the definition of "Consolidated Fixed
Charge Coverage Ratio."

                  "Funding Guarantor" shall have the meaning provided in Section 12.01(c) of this Agreement.

                  "GAAP" shall mean generally accepted accounting principles in the United States of America as in effect from time to time; it being understood and agreed that determinations in accordance with GAAP for purposes of Sections
2.02 and 6, including defined terms as used therein, are subject (to the extent provided therein) to Section 11.07(a).

                  "Guaranteed Creditors" shall mean and include each of the Administrative Agent and the Lenders.

                  "Guaranteed Obligations" shall mean the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of the principal and interest on each Note issued by the Borrower to each Lender, and Loans made under this Agreement, together with all the other obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities (including, without limitation, indemnities, fees and interest thereon) of the Borrower or any Guarantor to such Lender and the Administrative Agent now existing or hereafter incurred under, arising out of or in connection with any Credit Document and the due performance and compliance with all the terms, conditions and agreements contained in each of the Credit Documents by the Borrower.

                  "Guarantee" shall mean the Guarantee provided in Section 12.

                  "Guarantor" shall mean each of the Parent and the Subsidiary Guarantors.

                  "Hazardous Materials" shall mean (a) any petrochemical or petroleum products or wastes (including crude oil or any fraction thereof), radioactive materials, asbestos in any form that is or could become friable, urea formaldehyde foam insulation, transformers or other equipment that contain dielectric fluid containing levels of polychlorinated biphenyls, and radon gas; and (b) any chemicals, materials or substances defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "restricted hazardous materials," "extremely hazardous wastes," "restrictive hazardous wastes," "toxic substances," "toxic pollutants," "contaminants" or "pollutants," or words of similar meaning and regulatory effect under any Environmental Law.

                  "incur" shall mean, with respect to any Indebtedness or other obligation of any Person, to create, issue, incur (including by conversion, exchange or otherwise), assume, guarantee or otherwise become liable in respect of such Indebtedness or other obligation or the recording, as required pursuant to GAAP or otherwise, of any such Indebtedness or other obligation on the balance sheet of such Person (and "incurrence," "incurred" and "incurring" shall have meanings correlative to the foregoing). Indebtedness of a Person existing at the time such Person becomes a Restricted Subsidiary or is merged or consolidated with or into the Borrower or any Restricted Subsidiary shall be deemed to be incurred at such time. The accrual of interest or the accretion of original issue discount shall not be deemed to be an incurrence.

                  "Indebtedness" shall mean, with respect to any Person, without duplication, (i) all indebtedness of such Person for borrowed money, (ii) all indebtedness of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all Capitalized Lease Obligations of such Person,
(iv) all indebtedness of such Person issued or assumed as the deferred purchase price of property or services (but excluding trade accounts payable, other accrued liabilities arising and payable in the ordinary course of business and deferred rent as determined in accordance with GAAP), (v) all indebtedness for the reimbursement of any obligor on any banker's acceptance or similar credit transaction, (vi) the face amount of all letters of credit issued for the account of such Person and, without duplication, all drafts drawn thereunder,
(vii) guarantees and other contingent obligations in respect of indebtedness referred to in clauses (i) through (vi) above and clause (ix) below, (viii) all indebtedness of any other Person of the type referred to in clauses (i) through
(vii) which are secured by any lien on any property or asset of such Person, the amount of such indebtedness being deemed to be the lesser of the fair market value of such property or asset or the amount of the indebtedness so secured,
(ix) all indebtedness under Interest Rate Protection Agreements and Other Hedging Agreements of such Person and (x) all Disqualified Capital Stock issued by such Person with the amount of indebtedness represented by such Disqualified Capital Stock being equal to the greater of its voluntary or involuntary liquidation preference and its maximum fixed repurchase price, but excluding accrued dividends, if any, and all Preferred Stock of Restricted Subsidiaries. For purposes hereof, the "maximum fixed repurchase price" of any Disqualified Capital Stock which does not have a fixed re-purchase price shall be calculated in accordance with the terms of such Disqualified Capital Stock as if such Disqualified Capital Stock were purchased on any date on which Indebtedness shall be required to be determined pursuant to this Agreement, and if such price is based upon, or measured by, the fair market value of such Disqualified Capital Stock, such fair market value shall be determined reasonably and in good faith by the Board of Directors of the issuer of such Disqualified Capital Stock. The Trust Preferred Securities shall constitute Indebtedness of the Parent.

                  "Independent Financial Advisor" means a firm which, in the judgment of the Board of Directors of the Borrower, is independent and qualified to perform the task for which it is to be engaged.

                  "Information Systems and Equipment" shall mean all computer hardware, firmware and software, as well as other information processing systems, or any equipment containing embedded microchips, whether directly owned, licensed, leased, operated or otherwise controlled by the Parent, the Borrower, Essex or any of their respective Subsidiaries, including through third-party service providers, and which, in whole or in part, are used, operated, relied upon, or integral to, the Parent, the Borrower, Essex or any of their respective Subsidiaries' conduct of their business.

                  "Interest Determination Date" shall mean, with respect to an Interest Period, the second Business Day preceding the first day of such Interest Period.

                  "Interest Payment Date" shall mean May 31, August 30, November 30 and February 28 of each year, commencing May 31, 1999.

                  "Interest Period" shall mean the period commencing on and including the immediately preceding Interest Payment Date (or in the case of the first Interest Period, commencing on the Closing Date) and ending on and including the second succeeding Interest Payment Date; PROVIDED, HOWEVER, that
(i) if any Interest Period relating to a LIBOR Loan begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period, such Interest Period shall end on the last Business Day of such calendar month; (ii) if any Interest Period would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; PROVIDED that if any Interest Period for a LIBOR Loan would otherwise expire on a day which is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day; and (iii) no Interest Period in respect of any LIBOR Loan shall extend beyond the Maturity Date; PROVIDED, FURTHER that the Interest Period for all Loans from the Borrowing Date until the earlier of (x) the 60th day after the Borrowing Date or (y) the determination by the Administrative Agent that the Syndication Date has occurred shall be seven days.

                  "Interest Rate" shall mean, for the first six (6) months after the Borrowing Date, LIBOR plus 4.25%, and if LIBOR rate loans are not available (as provided in Section 1.07 hereof), the Alternate Base Rate plus 3.25%. Upon the six (6) month anniversary of the Borrowing Date, the Interest Rate shall increase by 0.25% so that the Interest Rate shall be LIBOR plus 4.50% and if LIBOR rate loans are not available (as provided in Section 1.07 hereof), the Alternate Base Rate plus 3.50%. Upon the twelve (12) month anniversary of the Borrowing Date, the Interest Rate shall increase by 0.50% so that the Interest Rate shall be LIBOR plus 5.00% and if LIBOR rate loans are not available (as provided in Section 1.07 hereof), the Alternate Base Rate plus 4.00%. After the Interest Rate increase on the twelve (12) month anniversary of the Borrowing Date, the Interest Rate will increase at the end of each three-month period thereafter by 0.25%, but the maximum Interest Rate shall be LIBOR plus 5.50% and if LIBOR rate loans are not available (as provided in Section 1.07 hereof), the Alternate Base Rate plus 4.50%.

                  "Interest Rate Protection Agreement" shall mean any interest rate swap agreement, interest cap agreement, interest rate collar agreement, interest rate hedging agreement or other similar agreement or arrangement.

                  "Investments" shall mean, with respect to any Person, any direct or indirect loan or other extension of credit (including, without limitation, a guarantee) or capital contribution to (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others), or any purchase or acquisition by such Person of any Capital Stock, bonds, notes, debentures or other securities or evidences of Indebtedness issued by, any Person. "Investment" shall exclude (i) extensions of trade credit by the Borrower and its Restricted Subsidiaries in the ordinary course of business and (ii) loans and advances to employees and officers of the Borrower and its Restricted Subsidiaries in the ordinary course of business for bona fide business purposes (it being understood that the purchase of Capital Stock shall not be deemed to occur in the ordinary course of business for purposes of this clause). For the purposes of Section 6.02, (i) "Investment" shall include and be valued at the fair market value of the net assets of any Restricted Subsidiary at the time that such Restricted Subsidiary is designated an Unrestricted Subsidiary and (ii) the amount of any Investment shall be the original cost of such Investment plus the cost of all additional Investments by the Borrower or any of its Restricted Subsidiaries, without any adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such Investment, reduced by the payment of dividends or distributions in connection with such Investment or any other amounts received in respect of such Investment; PROVIDED that no such payment of dividends or distributions or receipt of any such other amounts (i) shall reduce the amount of any Investment to the extent that payment of dividends or distributions or receipt of any such amounts would be included in the Basket or (ii) shall reduce the amount of any Investment below the initial amount of such Investment included as a Restricted Payment. If the Borrower or any Restricted Subsidiary sells or otherwise disposes of any Common Stock of any direct or indirect Wholly Owned Re-stricted Subsidiary that is a Guarantor such that, after giving effect to any such sale or disposition, such Restricted Subsidiary is no longer a Wholly Owned Restricted Subsidiary that is a Guarantor, the Borrower shall be deemed to have made an Investment on the date of any such sale or disposition equal to the fair market value of the Common Stock of such Restricted Subsidiary not sold or disposed of.

                  "Israeli Subsidiaries" shall mean Superior Cable Israel Ltd., Cables of Zion and their respective Subsidiaries.

                  "Leaseholds" of any Person shall mean all the right, title and interest of such Person as lessee or licensee in, to and under leases or licenses of land, improvements and/or fixtures.

                  "Lender" shall mean each financial institution listed on
Schedule I, as well as any Person which becomes a "Lender" hereunder pursuant to
Section 11.04(b).

                  "LIBOR" shall mean, with respect to an Interest Period, (i) the rate (expressed as a percentage per annum) for deposits in United States dollars for a six-month period (if such Interest Period is for six months) or a seven-day period (if such Interest Period is for seven days), as applicable, beginning on the second London Banking Day after the Interest Determination Date that appears on Telerate Page 3750 as of 11:00 a.m., London time, on the Interest Determination Date; if Telerate Page 3750 does not include such a rate or is unavailable on an Interest Determination Date, LIBOR for the Interest Period shall be the arithmetic mean of the rates (expressed as a percentage per annum) for deposits in a Representative Amount in United States dollars for a six-month period (if such Interest Period is for six months) or a seven-day period (if such Interest Period is for seven days), as applicable, beginning on the second London Banking Day after the Interest Determination Date that appears on Reuters Screen LIBO Page (as defined) as of 11:00 a.m., London time, on the Interest Determination Date; if Reuters Screen LIBO Page does not include two or more rates or is unavailable on an Interest Determination Date, the Administrative Agent will request the principal London office of each of four major banks in the London interbank market, as selected by the Administrative Agent, to provide such bank's offered quotation (expressed as a percentage per annum), as of approximately 11:00 a.m., London time, on such Interest Determination Date, to prime banks in the London interbank market for deposits in a Representative Amount in United States dollars for a six-month period (if such Interest Period is for six months) or a seven-day period (if such Interest Period is for seven days), as applicable, beginning on the second London Banking Day after the Interest Determination Date; if at least two such offered quotations are so provided, LIBOR for the Interest Period will be the arithmetic mean of such quotations; if fewer than two such quotations are so provided, the Administrative Agent will request each of three major banks in New York City, as selected by the Administrative Agent, to provide such bank's rate (expressed as a percentage per annum), as of approximately 11:00 a.m., New York City time, on such Interest Determination Date, for loans in a Representative Amount in United States dollars to leading European banks for a six-month period (if such Interest Period is for six months) or a seven-day period (if such Interest Period is for seven days), as applicable, beginning on the second London Banking Day after the Interest Determination Date; if at least two such rates are so provided, LIBOR for the Interest Period will be the arithmetic mean of such rates; if fewer than two such rates are so provided, then LIBOR for the Interest Period will be LIBOR in effect with respect to the immediately preceding Interest Period, in each case divided (and rounded upward to the next whole multiple of 1/16 of 1%) by (ii) a percentage equal to 100% minus the then stated maximum rate of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves) applicable to any member bank of the Federal Reserve System in respect of Eurocurrency funding or liabilities as defined in Regulation D (or any successor category of liabilities under Regulation D).

                  "LIBOR Loan" shall mean a Loan for which the Interest Rate on such Loan is based on LIBOR.

                  "Lien" shall mean any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the UCC or any similar recording or notice statute, and any lease having substantially the same effect as the foregoing).

                  "Loan" shall mean the senior subordinated term loans made on the Borrowing Date pursuant to this Agreement. All references to "Loan" or "Loans" shall mean Loans and both Types of Loans, I.E. the LIBOR Loan and the Alternate Base Rate Loan.

                  "London Banking Day" shall mean any day in which dealings in United States dollars are transacted or, with respect to any future date, are expected to be transacted in the London interbank market.

                  "Margin Stock" shall have the meaning provided in Regulation U.

                  "Material Adverse Effect" shall mean (x) a material adverse effect on the Transaction or (y) a material adverse effect on the business, properties, assets, nature of assets, liabilities, condition (financial or otherwise) (i) on the Borrowing Date, of the Borrower and its Subsidiaries, the Parent and its Subsidiaries or Essex and its Subsidiaries, in each case taken as a whole, and both before and after giving effect to the Transaction and (ii) thereafter, of the Borrower and its Subsidiaries (including Essex), or the Parent and its Subsidiaries, in each case taken as a whole or (z) a material adverse effect on the rights or remedies of the Lenders or the Administrative Agent, or on the ability of any Credit Party to perform its obligations to them hereunder or under any other Credit Document.

                  "Maturity Date" shall mean November 27, 2006.

                  "Maximum Number" shall have the meaning provided in the definition of "Tender Offer."

                  "Merger" shall mean the merger of Acquisition Co with and into Essex International in which Essex International will be the surviving corporation and remaining common stockholders of Essex International (other than Acquisition Co) will receive Trust Preferred Securities and, to the extent less than the Maximum Number of shares of common stock of Essex International are accepted in the Tender Offer, any of the Tender Offer Cash Consideration not paid.

                  "Merger Agreement" shall mean the Agreement and Plan of Merger, dated as of October 21, 1998 among the Parent, Acquisition Co and Essex International pursuant to which the Parent will acquire 100% of the equity securities of Essex International.

                  "Mexican Subsidiaries" shall mean any Wholly Owned Restricted Subsidiary of the Borrower, Essex or any of their respective Subsidiaries organized under the laws of Mexico in order to make the investments contemplated by Section 6.02(b)(7).

                  "Minimum Condition" shall have the meaning provided in the definition of "Tender Offer."

                  "Moody's" shall mean Moody's Investors Service, Inc.

                  "Net Cash Proceeds" shall mean, with respect to any Asset Sale, the proceeds in the form of cash or Cash Equivalents including payments in respect of deferred payment obligations when actually received in the form of cash or Cash Equivalents (other than the portion of any such deferred payment constituting interest) received by the Borrower or any of its Restricted Subsidiaries from such Asset Sale net of (a) reasonable out-of-pocket expenses and fees relating to such Asset Sale (including, without limitation, legal, accounting and investment banking fees and sales commissions), (b) taxes paid or payable after taking into account any reduction in consolidated tax liability due to available tax credits or deductions and any tax sharing arrangements, (c) repayment of Indebtedness that is required to be repaid in connection with such Asset Sale and (d) appropriate amounts to be provided by the Borrower or any Restricted Subsidiary, as the case may be, as a reserve, in accordance with GAAP, against any liabilities associated with such Asset Sale and retained by the Borrower or any Restricted Subsidiary, as the case may be, after such Asset Sale, including, without limitation, pension and other post-employment benefit liabilities, liabilities related to environmental matters and liabilities under any indemnification obligations associated with such Asset Sale; PROVIDED, HOWEVER, that any amounts remaining after adjustments, revaluations or liquidations of such reserves shall constitute Net Cash Proceeds.

                  "Non-U.S. Pension Plan" shall mean any plan, fund (including, without limitation, any superannuation fund) or other similar program established or maintained outside the United States of America by the Parent, the Borrower, Essex or any one or more of their respective Subsidiaries primarily for the benefit of employees of the Parent, the Borrower, Essex or such Subsidiaries residing outside the United States of America, which plan, fund or other similar program provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment or any such plan as to which the Parent, the Borrower, Essex or any of their respective Subsidiaries may have any liability.

                  "Note" shall have the meaning provided in Section 1.04.

                  "Notice of Voluntary Prepayment" shall have the meaning provided in Section 2.01(a).

                  "Notice Office" shall mean the office of the Administrative Agent located at One Bankers Trust Plaza, New York, New York 10006, or such other office as the Administrative Agent may hereafter designate in writing as such to the other parties hereto.

                  "Obligations" shall mean all obligations for principal, premium, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Indebtedness.

                  "Offer to Purchase" shall mean the offer to purchase for cash up to 22,562,135 shares of common stock of Essex International at $32.00 net per share by Acquisition Co dated as of October 28, 1998.

                  "Officers' Certificate" shall mean a certificate, signed by the chairman, a vice chairman, the president, or any vice president of a Credit Party, and attested to by the secretary or any assistant secretary of such Credit Party.

                  "Other Hedging Agreements" shall mean (x) any foreign exchange contracts, currency swap agreements or other similar agreements or arrangements designed to protect against fluctuations in currency values and (y) agreements relating to the future purchase of commodities or designed to protect against fluctuations in the prices of specific commodities.

                  "Parent" shall have the meaning provided in the first paragraph to this Agreement.

                  "Parent Common Stock" shall mean shares of common stock, $.01 par value per share, of the Parent.

                  "Parent Tax Allocation Agreement" shall mean the tax allocation agreement by and among the Borrower and its Subsidiaries dated as of October 2, 1996, effective as of May 1, 1996.

                  "Payment Office" shall mean the office of the Administrative Agent located at One Bankers Trust Plaza, New York, New York 10006, or such other office as the Agent may hereafter designate in writing as such to the other parties hereto.

                  "PBGC" shall mean the Pension Benefit Guarantee Corporation established pursuant to Section 4002 of ERISA, or any successor thereto.

                  "Percentage" shall mean a fraction (expressed as a percentage), the numerator of which is the Commitment of such Lender and the denominator of which is the Borrowing Amount.

                  "Permitted Investments" shall mean (i) Investments by the Borrower or any Restricted Subsidiary in any Person that is or will become immediately after such Investment a Wholly Owned Restricted Subsidiary that is a Guarantor or that will merge or consolidate into the Borrower or a Wholly Owned Restricted Subsidiary that is a Guarantor; (ii) Investments in the Borrower or any Guarantor by any Restricted Subsidiary; (iii) Investments by the Borrower or any Restricted Subsidiary in any Guarantor; (iv) Investments in cash and Cash Equivalents; provided that any such Investments (including in cash) (other than Investments denominated in Dollars) shall only be made to the extent necessary to fund the local operations of the Foreign Subsidiaries; (v) Interest Rate Protection Agreements and Other Hedging Agreements entered into in the ordinary course of the Borrower's or its Restricted Subsidiaries' businesses and otherwise in compliance with this Agreement; (vi) Investments in securities of trade creditors or customers received pursuant to any plan of reorganization or similar arrangement upon the bankruptcy or insolvency of such trade creditors or customers or in good faith settlement or delinquent obligations and disputes with trade creditors or customers; (vii) Investments made by the Borrower or its Restricted Subsidiaries as a result of consideration received in connection with an Asset Sale made in compliance with Section 6.03; (viii) guarantees of Indebtedness and other obligations otherwise permitted under this Agreement; and
(ix) Investments identified in Schedule VIII existing on the Closing Date.

                  "Permitted Liens" shall mean (i) statutory Liens of landlords and carriers, warehousemen, mechanics, suppliers, materialmen, repairmen or other like Liens arising in the ordinary course of business, deposits made to obtain the release of such Liens, and with respect to amounts not yet delinquent for a period of more than 60 days or being contested in good faith by an appropriate process of law, and for which a reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made; (ii) Liens incurred or pledges or deposits made in the ordinary course of business to secure obligations under workers' compensation, unemployment insurance and other types of social security or similar legislation; (iii) Liens incurred or deposits made to secure the performance of tenders, bids, leases, statutory obligations, surety and appeal bonds, governmental contracts, performance and return of money bonds and other obligations of a like nature incurred in the ordinary course of business (exclusive of obligations for the payment of borrowed money); (iv) Liens upon specific items of inventory or other goods and proceeds of any Person securing such Person's obligations in respect of bankers' acceptances issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or other goods in the ordinary course of business; (v) Liens securing reimbursement obligations with respect to letters of credit which encumber documents and other property relating to such letters of credit and the products and proceeds thereof; (vi) Liens encumbering customary initial deposits and margin deposits, and other Liens incurred in the ordinary course of business that are within the general parameters customary in the industry, in each case securing Indebtedness under Interest Rate Protection Agreements and forward contracts, option futures contracts, futures options or similar agreements or arrangements designed to protect the Borrower or any Restricted Subsidiary from fluctuations in the price of commodities; (vii) Liens encumbering deposits made in the ordinary course of business to secure nondelinquent obligations arising from statutory, regulatory, contractual or warranty requirements of the Borrower or the Restricted Subsidiaries for which a reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made; (viii) Liens arising out of consignment or similar arrangements for the sale of goods entered into by the Borrower or any Restricted Subsidiary in the ordinary course of business in accordance with past practices; (ix) any interest or title of a lessor in the property subject to any lease, whether characterized as capitalized or operating other than any such interest or title resulting from or arising out of a default by the Borrower or any Restricted Subsidiary of its obligations under such lease; (x) Liens arising from filing UCC financing statements for precautionary purposes in connection with true leases of personal property that are otherwise permitted under this Agreement and under which the Borrower or any Restricted Subsidiary is lessee; (xi) Liens securing Purchase Money Obligations incurred pursuant to Section 6.01(ix) and other purchase money or similar liens incurred in the ordinary course of business and consistent with past practice; (xii) Liens in favor of the Administrative Agent; (xiii) Liens on the receivables subject to the Receivables Financing Agreement and Receivables Related Assets, in each case securing the Receivables Financing Agreement; (xiv) Liens set forth on Schedule X securing Indebtedness of Essex or any of its Subsidiaries pursuant to the Essex Capital Lease Facility; (xv) Liens on assets of Essex Canada securing the Essex Canadian Facility and any permitted refinancing thereof; and (xvi) Liens on the assets of the Mexican Subsidiaries to secure Indebtedness permitted under Section 6.01(xiv).

                  "Permitted Refinancing" shall mean with respect to any Person, Indebtedness of such Person issued in exchange for, or the proceeds from the issuance and sale or disbursement of which are used to substantially concurrently repay, redeem, refund, refinance, discharge or otherwise retire for value, in whole or in part (collectively, "repay"), or consti-tuting an amendment, modification or supplement to, or a deferral or renewal of (collectively, an "amendment"), any Indebtedness of such Person incurred in accordance with this Agreement (a) in a principal amount (or, if such Permitted Refinancing provides for an amount less than the principal amount thereof to be due and payable upon the acceleration thereof, with an original issue price) not in excess of (without duplication) (i) the principal amount or the original issue price, as the case may be, of the Indebtedness so refinanced (or, if such Permitted Refinancing refinances Indebtedness under a revolving credit facility or other agreement providing a commitment for subsequent borrowings, with a maximum commitment not to exceed the maximum commitment under such revolving credit facility or other agreement) plus (ii) unpaid accrued interest on such Indebtedness plus (iii) premiums, penalties, fees and expenses actually incurred by such Person in connection with the repayment or amendment thereof and (b) with respect to Permitted Refinancing that repays or constitutes an amendment to Subordinated Indebtedness, such Refinancing Indebtedness (x) shall not have any fixed mandatory redemption or sinking fund requirement in an amount greater than or at a time prior to the amounts and times specified in such repaid or amended Subordinated Indebtedness, except to the extent that any such requirement applies on a date after the Maturity Date and (y) shall contain subordination and default provisions no less favorable in any material respect to the Lenders than those contained in such repaid or amended Subordinated Indebtedness.

                  "Person" shall mean an individual, partnership, limited liability corporation, corporation, unincorporated organization, trust or joint venture, or a governmental agency or political subdivision thereof.

                  "Plan" shall mean any multiemployer plan or single-employer plan as defined in Section 4001 of ERISA, which is maintained or contributed to by (or to which there is an obligation to contribute of) the Borrower, any of its Subsidiaries or any ERISA Affiliate and each such plan for the five calendar year period immediately following the latest date on which the Borrower, any of its Subsidiaries or any ERISA Affiliate maintained, contributed to or had an obligation to contribute to such plan or any such plan as to which the Borrower, any of its Subsidiaries or any ERISA Affiliate may have any liability; PROVIDED, HOWEVER, the term "Plan" shall not include any Non-U.S. Pension Plan.

                  "Preferred Stock" of any Person shall mean any Capital Stock of such Person that has preferential rights to any other Capital Stock of such Person with respect to dividends or redemptions or upon liquidation.

                  "Prime Lending Rate" shall mean the rate which BTCo announces from time to time as its prime lending rate, the Prime Lending Rate to change when and as such prime lending rate changes. The Prime Lending Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. BTCo may make commercial loans or other loans at rates of interest at, above or below the Prime Lending Rate.

                  "Projections" shall mean the financial projections dated November 10, 1998 which include the projected consolidated and consolidating results of the Parent and its Subsidiaries (including Essex) for at least the five fiscal years ended after the Borrowing Date.

                  "Purchase Money Indebtedness" shall mean Indebtedness of the Borrower and its Restricted Subsidiaries incurred in the normal course of business for the purpose of financing all or any part of the purchase price, or the cost of installation, construction or improvement, of property or equipment; PROVIDED, HOWEVER, (A) the Indebtedness shall not exceed the cost of such property or assets and shall not be secured by any property or assets of the Borrower or any Restricted Subsidiary other than the property and assets so acquired or constructed and (B) any Lien securing such Indebtedness shall be created within 360 days of such acquisition or construction or, in the case of a refinancing of any Purchase Money Indebtedness, within 360 days of such refinancing.

                  "Qualified Capital Stock" shall mean any Capital Stock that is not Disqualified Capital Stock.

                  "Real Property" of any Person shall mean all the right, title and interest of such Person in and to land, buildings, improvements and fixtures, including Leaseholds.

                  "Receivables Financing Agreement" shall mean (i) the Essex Funding Agreement and any amendments or refinancings thereof; and (ii) a replacement accounts receivable facility (it being understood that such replacement facility may be in the form of a sale of receivables and Receivables Related Assets or fractional undivided interests therein); PROVIDED that, in each case, (x) the advance rates, discounts and other pricing terms shall be no more adverse to the Borrower and its Subsidiaries than those governing similar facilities for similar credits, but in no case shall such in the aggregate result in proceeds therefrom being less than 75% of the book value (or, if greater, the fair market value) of such receivables and Receivables Related Assets, (y) neither the Borrower nor any of its Subsidiaries (other than a Receivables Subsidiary) provides, directly or indirectly, any credit support with respect to such facility, other than as described in clause (c)(ii) of the definition of Receivables Subsidiary and (z) in the case of amendments and refinancings of the Essex Funding Agreement, the terms thereof are no more adverse to the Borrower and its Subsidiaries than the terms of such Agreement, as in effect on the Initial Borrowing Date, except as specifically permitted by clause (x) of this proviso.

                  "Receivables Related Assets" shall mean accounts receivable and instruments, chattel papers, obligations, general intangibles and other similar assets, in each case, relating to receivables subject to a Receivables Financing Agreement, including interests in merchandise or goods, the sale or lease of which gave rise to such receivables, related contractual rights, guarantees, insurance proceeds, collections, other related assets and proceeds of all of the foregoing.

                  "Receivables Subsidiary" shall mean (i) Essex Funding, in the case of a Receivables Financing Agreement that meets the condition of clause (i) of the definition thereof, or (ii) a Wholly Owned Restricted Subsidiary of the Borrower (a) that is designated (as set forth below) as a "Receivables Subsidiary" by the Board of Directors of the Borrower, (b) that does not engage in, and whose charter prohibits it from engaging in, any activities other than in connection with the Receivables Financing Agreement on the terms otherwise permitted hereby, (c) no portion of the Indebtedness or any other obligation (contingent or otherwise) of which under such Receivables Financing Agreement
(i) is guaranteed by the Borrower or any other Restricted Subsidiary of the Borrower, (ii) is recourse to or obligates the Borrower or any other Restricted Subsidiary of the Borrower in any way other than pursuant to representations, warranties, covenants and indemnities entered into in the ordinary course of business in connection with such Receivables Financing Agreement or (iii) subjects any property or asset of the Borrower or any other Restricted Subsidiary of the Borrower, directly or indirectly, contingently or otherwise, to the satisfaction thereof, other than pursuant to representations, warranties, covenants and indemnities entered into in the ordinary course of business in connection with such a Receivables Financing Agreement, (d) with which neither the Borrower nor any other Restricted Subsidiary of the Borrower has any material contract, agreement, arrangement or understanding and (e) with respect to which neither the Borrower nor any other Restricted Subsidiary of the Borrower has any obligation to maintain or preserve such Subsidiary's financial condition or cause such Subsidiary to achieve certain levels of operating results. Any such designation by the Board of Directors of the Borrower shall be evidenced by filing with the Administrative Agent a certified copy of the resolutions of the Board of Directors of the Borrower giving effect to such designation and a certificate of the chief financial officer of the Borrower or other Authorized Officer of the Borrower certifying that such designation complied with the foregoing conditions.

                  "redeem" means redeem, repurchase, defease or otherwise acquire or retire for value; and "redemption" and "redeemed" have correlative meanings.

                  "refinance" means, in respect of any security or Indebtedness, to refinance, extend, renew, refund, repay, prepay, redeem, defease or retire, or to issue a security or Indebtedness in exchange or replacement for, such security or Indebtedness in whole or in part. "refinanced" and "refinancing" shall have correlative meanings.

                  "Refinancing" shall mean, at the closing of the Acquisition,
(i) the refinancing of the Existing Superior Credit Agreement by the Parent and
(ii) the refinancing of all obligations (not to exceed $280,000,000) outstanding under the Essex Credit Agreements by Essex.

                  "Register" shall have the meaning provided in Section 11.15.

                  "Regulation D" shall mean Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof establishing reserve requirements.

                  "Regulation T" shall mean Regulation T of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

                  "Regulation U" shall mean Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

                  "Regulation X" shall mean Regulation X of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

                  "Release" means disposing, discharging, injecting, spilling, pumping, leaking, leaching, dumping, emitting, escaping, emptying, seeping, placing, pouring and the like, into or upon any land or water or air, or otherwise entering into the environment.

                  "Replaced Lender" shall have the meaning provided in
Section 1.10.

                  "Replacement Assets" shall have the meaning provided in
Section 2.02(a).

                  "Replacement Lender" shall have the meaning provided in
Section 1.10.

                  "Reportable Event" shall mean an event described in Section 4043(c) of ERISA with respect to a Plan as to which the 30-day notice requirement has not been waived by the PGBC by regulation.

                  "Representative" means the indenture trustee or other trustee, agent or representative in respect of any Senior Indebtedness; PROVIDED that if, and for so long as, any Senior Indebtedness lacks such a representative, then the Representative for such Senior Indebtedness shall at all times constitute the holders of a majority in outstanding principal amount of such Senior Indebtedness in respect of any Senior Indebtedness.

                  "Representative Amount" shall mean a principal amount of not less than U.S. $1,000,000 for a single transaction in the relevant market at the relevant time.

                  "Required Lenders" shall mean Lenders the sum of whose outstanding Loans (or, if prior to the Borrowing Date, Commitments) represent an amount greater than 50% of the sum of all outstanding Loans (or, if prior to the Borrowing Date, the Total Commitment).

                  "Restricted Payment" shall have the meaning provided in
Section 6.02(a).

                  "Restricted Subsidiary" shall mean any Subsidiary of the Borrower which at the time of determination is not an Unrestricted Subsidiary.

                  "Reuters Screen LIBO Page" shall mean the display designated as page "LIBO" on the Reuters Monitor Money Rates Service (or such other page as may replace the LIBO page on that service).

                  "S&P" shall mean Standard & Poor's Ratings Services.

                  "SEC" shall mean the Securities and Exchange Commission and any successor thereto.

                  "Section 2.06(b)(ii) Certificate" shall have the meaning provided in Section 2.06(b)(ii).

                  "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                  "Securities Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

                  "Senior Indebtedness" shall mean, with respect to the Borrower or any Guarantor, the principal of, premium, if any, and interest (including any interest accruing subsequent to the filing of a petition of bankruptcy at the rate provided for in the documentation with respect thereto, whether or not such interest is an allowed claim under applicable law) on any Indebtedness (including guarantees) of the Borrower or such Guarantor, whether outstanding on the Borrowing Date or thereafter created, incurred or assumed, in each case as permitted hereunder pursuant to clause (ii) or subclause (x) of clause (viii) (only to the extent relating to Indebtedness incurred under the Senior Secured Credit Agreement) or clause (xvi) (so long as such additional Indebtedness is incurred under the Senior Secured Credit Agreement) of Section 6.01, unless, in the case of any particular Indebtedness, the instrument creating or evidencing the same or pursuant to which the same is outstanding expressly provides that such Indebtedness shall not be senior in right of payment to the Loans or the Guarantee of such Guarantor. Notwithstanding the foregoing, "Senior Indebtedness" shall not include (i) any Indebtedness of the Borrower or such Guarantor to a Restricted Subsidiary of the Borrower, (ii) Indebtedness to, or guaranteed on behalf of, any employee of the Borrower or such Guarantor or any Subsidiary of the Borrower or such Guarantor (including, without limitation, amounts owed for compensation), (iii) obligations for goods, materials or services purchased in the ordinary course of business or obligations consisting of trade payables, (iv) Indebtedness represented by Disqualified Capital Stock,
(v) any liability for federal, state, local or other taxes owed or owing by the Borrower or such Guar-antor, (vi) that portion of any Indebtedness to the extent incurred in violation of the provisions set forth under Section 6.01 (but, as to any such obligation, no such violation shall be deemed to exist for purposes of this clause (vi) if the holder(s) of such obligation or their representative and the Administrative Agent shall have received an Officers' Certificate of the Borrower to the effect that the incurrence of such Indebtedness does not (or, in the case of revolving credit Indebtedness, that the incurrence of the entire committed amount thereof at the date on which the initial borrowing thereunder is made would not) violate such provisions of this Agreement), (vii) Indebtedness which, when incurred and without respect to any election under Section 1111(b) of Title 11, United States Code, is without recourse to the Borrower, (viii) any Indebtedness which is, by its express terms, subordinated in right of payment to any other Indebtedness of the Borrower or such Guarantor and (ix) Indebtedness incurred to repurchase capital stock of the Borrower from employees or former employees.

                  "Senior Secured Credit Agreement" means the Amended and Restated Credit Agreement dated as of November 27, 1998, among the Borrower, Essex Group, Inc., the guarantors named therein, the lenders party thereto in their capacities as lenders thereunder, Bankers Trust Company, as administrative agent, Merrill Lynch & Co., as documentation agent, and Fleet National Bank, as syndication agent, together with the related documents thereto (including, without limitation, any guarantee agreements and security documents), in each case as such agreements may be amended (including any amendment and restatement thereof), supplemented or otherwise modified from time to time, including any agreement extending the maturity of, refinancing, replacing or otherwise restructuring (including increasing the amount of available borrowings thereunder or adding Restricted Subsidiaries of the Borrower as additional borrowers or guarantors thereunder to the extent permitted hereunder) all or any portion of the Indebtedness under such agreement or any successor or replacement agreement and whether by the same or any other agent, lender or group of lenders.

                  "Senior Secured Credit Documents" shall mean and include each of the documents and other agreements (including, without limitation, the Senior Secured Credit Agreement) governing or evidencing the Senior Secured Credit Loans, as in effect on the Borrowing Date and as the same may be amended, modified or supplemented from time to time pursuant to the terms thereof.

                  "Services Agreement" shall mean the services agreement between Alpine and the Parent, dated as of October 2, 1996, as amended May 1, 1997 and May 1, 1998.

                  "Significant Subsidiary," with respect to any Person, means any Restricted Subsidiary of such Person that satisfies the criteria for a "significant subsidiary" set forth in Rule 1.02(w) of Regulation S-X under the Securities Act.

                  "Subordinated Indebtedness" means Indebtedness of the Borrower or any Restricted Subsidiary that is expressly subordinated in right of payment to the Loans or the Guarantee of such Restricted Subsidiary.

                  "Subsidiary," with respect to any Person, means (i) any corporation of which the outstanding Capital Stock having at least a majority of the votes entitled to be cast in the election of directors under ordinary circumstances shall at the time be owned, directly or indirectly, by such Person or (ii) any other Person of which at least a majority of the voting interest under ordinary circumstances is at the time, directly or indirectly, owned by such Person; in the case of the Borrower, a Subsidiary of the Borrower shall include, at any time after the consummation of the Tender Offer, Essex and its Subsidiaries. Unless the context otherwise requires, references herein to a Subsidiary shall refer to a Subsidiary of the Borrower.

                  "Subsidiary Guarantor" shall mean (i) each of the Borrower's Domestic Subsidiaries existing on the Borrowing Date other than its Unrestricted Subsidiaries, Essex Funding, any Receivables Subsidiary and Essex Canada, (ii) DNE Systems and each of its Subsidiaries, (iii) each of the Borrower's Domestic Subsidiaries that in the future executes an amendment to this Agreement in which such Domestic Subsidiary agrees to be bound by the terms of this Agreement as a Subsidiary Guarantor pursuant to Section 6.09 and (iv) any other Subsidiary which guarantees the Senior Secured Credit Agreement; PROVIDED that any Person constituting a Subsidiary Guarantor as described above shall cease to constitute a Subsidiary Guarantor when its respective Subsidiary Guarantee is released in accordance with the terms of this Agreement.

                  "Superior Preferred Stock" shall mean the 6% Cumulative Preferred Stock, par value $1.00 per share, of Superior Telecommunications having an aggregate liquidation preference of $20,000,000 (but shall include any Parent preferred stock issued in exchange therefor pursuant to clause (b)(3) of
Section 6.02).

                  "Superior Telecommunications" shall mean Superior Telecommunications Inc., a Georgia corporation and a wholly owned Subsidiary of the Borrower.

                  "Superior Trust I" shall mean Superior Trust I, a statutory business trust formed under the laws of the State of Delaware, the common securities of which shall be directly or indirectly wholly owned by the Parent.

                  "Syndication Agent" shall mean Fleet Corporate Finance, Inc., and any successor corporation thereto by merger or otherwise.

                  "Syndication Date" shall mean that date upon which the Administrative Agent determines (and notifies the Borrower and the Lenders) that the primary syndication (and resultant addition of Persons as Lenders pursuant to Section 11.04(b)) has been completed.

                  "Taxes" shall have the meaning provided in Section 2.06(a).

                  "Telerate Page 3750" shall mean the display designated as "Page 3750" on the Dow Jones Telerate Service (or such other page as may replace Page 3750 on that service).

                  "Tender Offer" shall mean the tender offer by Acquisition Co for no less than a majority (the "Minimum Condition"), and no more than 22,562,135 (the "Maximum Number") shares, of Essex International's outstanding common stock.

                  "Tender Offer Documents" shall mean the Offer to Purchase, the
Schedule 14D-1 filed by the Parent and Acquisition Co, the Schedule 14D-9 filed by Essex and all amendments and exhibits thereto and related documents filed with the SEC or distributed to the stockholders of Essex.

                  "Total Commitment" shall mean, at any time, the sum of the Commitments of each of the Lenders.

                  "Transaction" shall mean, collectively, (i) the consummation of the Acquisition, (ii) the incurrence of the loans under the Senior Secured Credit Agreement, (iii) the consummation of the Refinancing, (iv) the entering into of the Credit Documents and the incurrence of all Loans on the Borrowing Date, (v) the consummation of the Merger and (vi) the payment of fees and expenses in connection with the foregoing.

                  "Transaction Date" shall have the meaning provided in the definition of "Consolidated Fixed Charge Coverage Ratio."

                  "Trust Preferred Securities" shall mean collectively: (i) the shares of Series A Cumulative Convertible Exchangeable Trust Preferred Securities of Superior Trust I having an aggregate liquidation preference of approximately $167,000,000; (ii) the long-term, subordinated debenture issued by the Parent and purchased by Superior Trust I which, under certain circumstances, may be distributed to the holders of the Series A Cumulative Convertible Exchangeable Trust Preferred Securities (the "Debentures"); and (iii) shall include the guarantee by the Parent of dividend, redemption and liquidation payments as in effect on the Borrowing Date, all substantially in the form of Exhibit G hereto, with such modifications consistent with the substantive provisions thereof, as to which the Administrative Agent may agree, such agreement not to be unreasonably withheld or delayed. The Guarantee of the Parent shall be pari passu with the Debentures and the guarantee referred to in clause (iii) of the preceding sentence.

                  "Type" shall mean the type of Loan determined with regard to the interest option applicable thereto, I.E., whether a Base Rate Loan or a LIBOR Loan.

                  "Unfunded Current Liability" of any Plan shall mean the amount, if any, by which the actuarial present value of the accumulated plan benefits under the Plan as of the close of its most recent plan year exceeds the fair market value of the assets allocable thereto, each determined in accordance with Statement of Financial Accounting Standards No. 87, based upon the actuarial assumptions used by the Plan's actuary in the most recent annual valuation of the Plan.

                  "United States" and "U.S." shall each mean the United States of America.

                  "Unrestricted Subsidiary" of any Person shall mean (i) any Subsidiary of such Person that at the time of determination shall be or continue to be designated an Unrestricted Subsidiary by the Board of Directors of such Person in the manner provided in clause (iii) below; (ii) any Subsidiary of an Unrestricted Subsidiary; and (iii) any Subsidiary of the Borrower designated as such pursuant to Section 6.10. On the Borrowing Date, the Borrower shall have no Unrestricted Subsidiaries other than the Israeli Subsidiaries.

                  "Weighted Average Life to Maturity" shall mean, when applied to any Indebtedness at any date, the number of years obtained by dividing (a) the then outstanding aggregate principal amount of such Indebtedness into (b) the sum of the total of the products obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required payment of principal, including payment at final maturity, in respect thereof, by (ii) the number of years (calculated to the nearest one-twelfth) which will elapse between such date and the making of such payment.

                  "Wholly Owned Restricted Subsidiary" of any Person shall mean any Restricted Subsidiary of such Person of which all the outstanding voting securities (other than in the case of a foreign Restricted Subsidiary, directors' qualifying shares or an immaterial amount of shares required to be owned by other Persons pursuant to applicable law) are owned by such Person or any Wholly Owned Restricted Subsidiary of such Person.

                  "Year 2000 Compliant" shall mean that all Information Systems and Equipment accurately process date data (including, but not limited to, calculating, comparing and sequencing), before, during and after the year 2000, as well as same and multi-century dates, or between the years 1999 and 2000, taking into account all leap years, including the fact that the year 2000 is a leap year, and further, that when used in combination with, or interfacing with, other Information Systems and Equipment, shall accurately accept, release and exchange date data, and shall in all material respects continue to function in the same manner as it performs today and shall not otherwise impair the accuracy or functionality of Information Systems and Equipment.

                  10. THE AGENTS.

                  10.01. APPOINTMENT. Each Lender hereby irrevocably designates and appoints BTCo as Administrative Agent of such Lender to act as specified herein and in the other Credit Documents, and each such Lender hereby irrevocably authorizes BTCo as the Administrative Agent to take such action on its behalf under the provisions of the Credit Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of the Credit Documents, together with such other powers as are reasonably incidental thereto. The Administrative Agent agrees to act as such upon the express conditions contained in this Section 10. Notwithstanding any provision to the contrary elsewhere in any Credit Document, no Agent shall have any duties or responsibilities, except those expressly set forth in the Credit Documents, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise (including by operation of law) to exist against any Agent. The provisions of this Section 10 are solely for the benefit of the Agents and the Lenders, and neither the Parent, the Borrower, Essex nor any of their respective Subsidiaries or Affiliates shall have any rights as a third party beneficiary of any of the provisions hereof. In performing its functions and duties under this Agreement, the Agents shall act solely as agents of the Lenders and the Agents do not assume and shall not be deemed to have assumed any obligation or relationship of agency or trust with or for the Parent, the Borrower or any of their respective Subsidiaries (including Essex) or Affiliates.

                  10.02. DELEGATION OF DUTIES. The Agents may execute any of their duties under or any Credit Document by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agents shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by them with reasonable care except to the extent otherwise required by Section 10.03.

                  10.03. EXCULPATORY PROVISIONS. No Agent or any of its Affiliates or any of their officers, directors, employees, agents or attorneys-in-fact shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person in its capacity as an Agent under or in connection with any Credit Document (except to the extent found to have resulted from such Person's own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Parent, the Borrower, Essex, any of their respective Subsidiaries or any of their respective officers contained in any Credit Document, any other Document or in any certificate, report, statement or other document referred to or provided for in, or received by any Agent under or in connection with, any Document or for any failure of the Parent, the Borrower, Essex or any of their respective Subsidiaries or any of their respective officers to perform its obligations hereunder or thereunder. No Agent shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or condition of, any Document, or to inspect the properties, books or records of the Parent, the Borrower, Essex or any of their respective Subsidiaries. No Agent shall be responsible to any Lender for the effectiveness, genuineness, validity, enforceability, collectability or sufficiency of any Document or for any representations, warranties, recitals or statements made herein or therein or made in any written or oral statement or in any financial or other statements, instruments, reports, certificates or any other documents in connection herewith or therewith furnished or made by any Agent to the Lenders or by or on behalf of the Parent, the Borrower, Essex or any of their respective Subsidiaries to any Agent or any Lender or be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained herein or therein or as to the use of the proceeds of the Loans or of the existence or possible existence of any Default or Event of Default.

                  10.04. RELIANCE BY AGENTS. Each Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, facsimile, telex or teletype message, statement, order or other document or conversation reasonably believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Parent, the Borrower, Essex or any of their respective Subsidiaries), independent accountants and other experts selected by the Agents. Each Agent shall be fully justified in failing or refusing to take any action under any Credit Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Each Agent shall in all cases be fully protected in acting, or in refraining from acting, under any of the Credit Documents in accordance with a request of the Required Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders.

                  10.05. NOTICE OF DEFAULT. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default unless the Administrative Agent has actually received notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default." In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give prompt notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders; PROVIDED that, unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

                  10.06. NONRELIANCE ON AGENTS AND OTHER LENDERS. Each Lender expressly acknowledges that no Agent or any of its Affiliates nor any of their respective officers, directors, employees, agents or attorneys-in-fact have made any representations or warranties to it and that no act by any Agent hereinafter taken, including any review of the affairs of the Parent, the Borrower, Essex or any of their respective Subsidiaries, shall be deemed to constitute any representation or warranty by such Agent or any such other Person to any Lender. Each Lender represents to the Agents that it has, independently and without reliance upon any Agent or any such other Person or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, assets, operations, property, financial and other condition, prospects and creditworthiness of the Parent, the Borrower, Essex and their respective Subsidiaries and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon any Agent or any such other Person or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement, and to make such investigation as it deems necessary to inform itself as to the business, assets, operations, property, financial and other condition, prospects and creditworthiness of the Parent, the Borrower, Essex and their respective Subsidiaries. No Agent shall have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, assets, property, financial and other condition, prospects or creditworthiness of the Borrower, Essex or any of their respective Subsidiaries which may come into the possession of any Agent or any of its Affiliates or any of their officers, directors, employees, agents or attorneys-in-fact.

                  10.07. INDEMNIFICATION. The Lenders agree to indemnify each Agent in its capacity as such ratably according to their respective "percentages" as used in determining the Required Lenders at such time, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, reasonable expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Obligations) be imposed on, incurred by or asserted against such Agent in its capacity as such in any way relating to or arising out of any Credit Document, or any documents contemplated by or referred to herein or therein, or the transactions contemplated hereby or thereby or any action taken or omitted to be taken by the Agent under or in connection with any of the foregoing, but only to the extent that any of the foregoing is not paid by the Parent, the Borrower, Essex or any of their respective Subsidiaries; PROVIDED that no Lender shall be liable to any Agent for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements to the extent found to have resulted solely from the gross negligence or willful misconduct of such Agent. If any indemnity furnished to any Agent for any purpose shall, in the opinion of such Agent be insufficient or become impaired, such Agent may call for additional indemnity and cease, or not commence, to do the acts indem-nified against until such additional indemnity is furnished. The agreements in this Section 10.07 shall survive the payment of all Obligations.

                  10.08. AGENTS IN THEIR INDIVIDUAL CAPACITY. Each Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Parent, the Borrower, Essex and their respective Subsidiaries and Affiliates as though such Agent were not an Agent hereunder. With respect to the Loans made by it and all Obligations owing to it, each Agent shall have the same rights and powers under this Agreement as any Lender and may exercise the same as though it were not an Agent and the terms "Lender" and "Lenders" shall include such Agent in its individual capacity.

                  10.09. HOLDERS. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment, transfer or endorsement thereof, as the case may be, shall have been filed with the Administrative Agent. Any request, authority or consent of any Person or entity who, at the time of making such request or giving such authority or consent, is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee, assignee or indorsee, as the case may be, of such Note or of any Note or Notes issued in exchange therefor.

                  10.10. RESIGNATION OF THE ADMINISTRATIVE AGENT; SUCCESSOR ADMINISTRATIVE AGENT. The Administrative Agent may resign as the Administrative Agent upon 60 days' notice to the Lenders and the Borrower. Upon the resignation of the Administrative Agent, the Required Lenders shall appoint from among the Lenders a successor Administrative Agent which is a bank or a trust company for the Lenders subject to prior approval by the Borrower (such approval not to be unreasonably withheld; PROVIDED that such approval shall not be required if a Default or an Event of Default then exists), whereupon such successor agent shall succeed to the rights, powers and duties of the Administrative Agent, and the term "Administrative Agent" shall include such successor agent effective upon its appointment, and the resigning Administrative Agent's rights, powers and duties as the Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement. After the resignation of the Administrative Agent hereunder, the provisions of this Section 10 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement.

                  11. MISCELLANEOUS.

                  11.01. PAYMENT OF EXPENSES, ETC. The Parent and the Borrower, jointly and severally, agree to: (i) whether or not the transactions herein contemplated are consummated, pay all out-of-pocket costs and expenses of the Administrative Agent (including, without limitation, the reasonable fees and disbursements of Cahill Gordon & Reindel) in connection with the negotiation, preparation, execution and delivery of the Credit Documents and the documents and instruments referred to therein and any amendment, waiver or consent relating thereto and in connection with the Administrative Agent's syndication efforts with respect to this Agreement; (ii) pay all out-of-pocket costs and expenses of the Administrative Agent and each of the Lenders in connection with the enforcement of the Credit Documents and the documents and instruments referred to therein and, after a Default or an Event of Default shall have occurred and be continuing, the protection of the rights of the Administrative Agent and each of the Lenders thereunder (including, without limitation, the fees and disbursements of counsel for the Administrative Agent and for each of the Lenders); (iii) pay and hold each of the Lenders harmless from and against any and all present and future stamp and other similar taxes with respect to the foregoing matters and save each of the Lenders harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to such Lender) to pay such taxes; and (iv) indemnify each Agent and each Lender and each of their Affiliates, and each of their respective officers, directors, employees, representatives and agents from and hold each of them harmless against any and all losses, liabilities, claims, damages or expenses incurred by any of them as a result of, or arising out of, or in any way related to, or by reason of, any investigation, litigation or other proceeding (whether or not any such Person is a party thereto and whether or not any such investigation, litigation or other proceeding is between or among any such Person, or any third Person or otherwise) related to the entering into and/or performance of any Credit Document or the use of the proceeds of any Loans hereunder or the consummation of any other transactions contemplated in any Credit Document (but excluding any such losses, liabilities, claims, damages or expenses to the extent found to have been incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified), in each case, including, without limitation, the reasonable fees and disbursements of counsel and independent consultants incurred in connection with any such investigation, litigation or other proceeding.

                  11.02. RIGHT OF SETOFF. In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence of an Event of Default, the Administrative Agent and each Lender are hereby authorized at any time or from time to time, without presentment, demand, protest or any other notice of any kind to the Borrower or any of its Subsidiaries or any Guarantor or any other Person, any such notice, to the full extent permitted by applicable law, being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other Indebtedness at any time held or owing by the Administrative Agent or such Lender (including, without limitation, by branches and agencies of the Administrative Agent and such Lender wherever located) to or for the credit or the account of the Borrower or any Guarantor against and on account of the Obligations of the Borrower or any Guarantor to the Administrative Agent or such Lender under this Agreement or under any of the other Credit Documents, including, without limitation, all interests in Obligations of the Borrower or any Guarantor purchased by such Lender pursuant to Section 11.06(b), and all other claims of any nature or description arising out of or connected with any Credit Document, irrespective of whether or not the Administrative Agent or such Lender shall have made any demand hereunder and although said Obligations shall be contingent or unmatured.

                  11.03. NOTICES. Except as otherwise expressly PROVIDED herein, all notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, facsimile or cable communication) and mailed, telegraphed, telexed, telecopied, cabled or delivered, if to any Credit Party, at the address specified for such Credit Party on Schedule XI; if to any Lender, at the address specified for such Lender on Schedule II; or, at such other address as shall be designated by any party in a written notice to the other parties hereto. All such notices and communications shall be mailed, telegraphed, telexed, telecopied or cabled or sent by overnight courier, and shall be effective when received.

                  11.04. BENEFIT OF AGREEMENT. (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; PROVIDED, HOWEVER, neither the Borrower nor any Guarantor may assign or transfer any of its rights, obligations or interest under any Credit Document without the prior written consent of the Lenders; and PROVIDED, FURTHER, that, although any Lender may transfer, assign or grant participations in its rights hereunder, such Lender shall remain a "Lender" for all purposes hereunder (and may not transfer or assign all or any portion of its Commitment hereunder except as provided in Section 11.04(b)) and the transferee, assignee or participant, as the case may be, shall not constitute a "Lender" hereunder; and PROVIDED, FURTHER, that no Lender shall transfer or grant any participation under which the participant shall have rights to approve any amendment to or waiver of any Credit Document except to the extent such amendment or waiver would (i) extend the Maturity Date, or reduce the rate or extend the time of payment of interest or fees on Loans in which such participant is participating (except in connection with a waiver of applicability of any post-default increase in interest rates) or reduce the principal amount thereof (it being understood that any amendment or modification to the financial definitions in this Agreement shall not constitute a reduction in any rate of interest or fees for purposes of this clause (i), or increase the amount of the participant's participation over the amount thereof, or increase the amount of the participant's participation over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default shall not constitute a change in the terms of such participation, and that an increase in any Commitment or Loan shall be permitted without the consent of any participant if the participant's participation is not increased as a result thereof) or (ii) consent to the assignment or transfer by the Borrower of its rights and obligations under this Agreement. In the case of any such participation, the participant shall not have any rights under any of the Credit Documents (the participant's rights against such Lender in respect of such participation to be those set forth in the agreement executed by such Lender in favor of the participant relating thereto) and all amounts payable by the Borrower hereunder shall be determined as if such Lender had not sold such participation.

                  (b) Notwithstanding the foregoing, any Lender (or any Lender together with one or more other Lenders) may (x) assign all or a portion of its Commitment (and related outstanding Obligations hereunder) to (i) any Affiliate of such Lender which is at least 50% owned by such Lender or its parent company or to one or more Lenders or (ii) in the case of any Lender that is a fund that invests in bank loans, any other fund that invests in bank loans and is managed by the same investment advisor of such Lender or by an Affiliate of such investment advisor or (y) assign all, or if less than all, a portion equal to at least $5,000,000 in the aggregate for the assigning Lender or assigning Lenders, of such Commitment (and related outstanding Obligations hereunder) to one or more Eligible Transferees (treating any fund that invests in bank loans and any other fund that invests in bank loans and is managed by the same investment advisor of such fund or by an Affiliate of such fund as a single Eligible Transferee), each of which assignees shall become a party to this Agreement as a Lender by execution of an Assignment and Assumption Agreement; PROVIDED that (i) at such time Schedule I shall be deemed modified to reflect the Commitments of such new Lender and of the existing Lenders, (ii) upon surrender of the old Notes, new Notes will be issued, at the Borrower's expense, to such new Lender and to the assigning Lender, such new Notes to be in conformity with the requirements of Section 1.04 (with appropriate modifications) to the extent needed to reflect the revised Commitments, (iii) the consent of the Administrative Agent shall be required in connection with any such assignment pursuant to clause (y) of this Section 11.04(b) and (iv) the Administrative Agent shall receive at the time of each such assignment, from the assigning or assignee Lender, the payment of a non-refundable assignment fee of $3,500; and PROVIDED, FURTHER, that such transfer or assignment will not be effective until recorded by the Administrative Agent on the Register pursuant to Section 11.15. To the extent of any assignment pursuant to this Section 11.04(b), the assigning Lender shall be relieved of its obligations hereunder with respect to its assigned Commitment. At the time of each assignment pursuant to this Section 11.04(b) to a Person which is not already a Lender hereunder and which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for Federal income tax purposes, the respective assignee Lender shall provide to the Borrower and the Administrative Agent the appropriate Internal Revenue Service Forms (and, if applicable, a Section 2.06(b)(ii) Certificate) described in Section 2.06(b).

                  (c) Nothing in this Agreement shall prevent or prohibit any Lender from pledging its Loans and Notes hereunder to a Federal Reserve Bank in support of borrowings made by such Lender from such Federal Reserve Bank.

                  11.05. NO WAIVER; REMEDIES CUMULATIVE. No failure or delay on the part of any party in exercising any right, power or privilege under any Credit Document and no course of dealing between any Credit Party and the Administrative Agent or any Lender shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege under any Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which any party would otherwise have. No notice to or demand on any Credit Party in any case shall entitle any Credit Party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Administrative Agent or the Lenders to any other or further action in any circumstances without notice or demand.

                  11.06. PAYMENTS PRO RATA. (a) The Administrative Agent agrees that promptly after its receipt of each payment from or on behalf of any Credit Party in respect of any Obligations of such Credit Party, it shall, except as otherwise provided in this Agreement, distribute such payment to the Lenders (other than any Lender that has consented in writing to waive its PRO RATA share of such payment) PRO RATA based upon their respective shares, if any, of the Obligations with respect to which such payment was received.

                  (b) Each of the Lenders agrees that, if it should receive any amount hereunder (whether by voluntary payment, by realization upon security, by the exercise of the right of setoff or banker's lien, by counterclaim or cross action, by the enforcement of any right under the Credit Documents, or otherwise) which is applicable to the payment of the principal of, or interest on, the Loans or fees, of a sum which with respect to the related sum or sums received by other Lenders is in a greater proportion than the total of such Obligation then owed and due to such Lender bears to the total of such Obligation then owed and due to all of the Lenders immediately prior to such receipt, determined in accordance with the terms of this Agreement, then such Lender receiving such excess payment shall purchase for cash without recourse or warranty from the other Lenders an interest in the Obligations of the respective Credit Party to such Lenders in such amount as shall result in a proportional participation by all of the Lenders in such amount; PROVIDED that if all or any portion of such excess amount is thereafter recovered from such Lender, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

                  11.07. CALCULATIONS; COMPUTATIONS. (a) The financial statements to be furnished to the Lenders pursuant hereto shall be made and prepared in accordance with GAAP consistently applied throughout the periods involved (except as set forth in the notes thereto or as otherwise disclosed in writing by the Borrower to the Lenders); PROVIDED that except as otherwise specifically provided herein, all computations determining compliance with Sections 2.02 and 6, including definitions used therein, shall, in each case, utilize accounting principles and policies in effect at the time of the preparation of, and in conformity with those used to prepare, the financial statements delivered to the Lenders pursuant to Section 4.08(b). For purposes of calculating Consolidated Net Income and the Consolidated Fixed Charge Coverage Ratio, as of the Borrowing Date, Essex International shall be treated as a Wholly Owned Restricted Subsidiary of the Borrower for so long as the Merger Agreement remains in full force and effect.

                  (b) All computations of interest and fees hereunder shall be based on the actual number of days elapsed over a year of 360 days.

                  11.08. GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE. (a) THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. Any legal action or proceeding with respect to this Agreement or any other Credit Document may be brought in the courts of the State of New York or of the United States for the Southern District of New York, and, by execution and delivery of this Agreement, each Credit Party hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each Credit Party hereby further irrevocably waives any claim that any such courts lack jurisdiction over such Credit Party, and agrees not to plead or claim, in any legal action or proceeding with respect to any Credit Document brought in any of the aforesaid courts, that any such court lacks jurisdiction over such Credit Party. Each Credit Party irrevocably consents to the service of process in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such Credit Party, at its address for notices pursuant to Section 11.03, such service to become effective 30 days after such mailing. Each Credit Party hereby irrevocably waives any objection to such service of process and further irrevocably waives and agrees not to plead or claim in any action or proceeding commenced under any Credit Document that service of process was in any way invalid or ineffective. Nothing herein shall affect the right of the Administrative Agent, any Lender or the holder of any Note to serve process in any other manner permitted by applicable law or to commence legal proceedings or otherwise proceed against any Credit Party in any other jurisdiction.

                  (b) Each Credit Party hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with any Credit Document brought in the courts referred to in clause (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

                  11.09. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts executed by all of the parties hereto shall be lodged with the Borrower and the Administrative Agent.

                  11.10. EFFECTIVENESS. This Agreement shall become effective on the date (the "Closing Date") on which the Borrower, each Guarantor, the Administrative Agent, the

Syndication Agent and each of the Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered the same to the Administrative Agent at the Notice Office or, in the case of the Lenders, shall have given to the Administrative Agent telephonic (confirmed in writing), written, telex or facsimile notice (actually received) at such office that the same has been signed and mailed to it. The Administrative Agent will give the Borrower and each Lender prompt written notice of the occurrence of the Closing Date.

                  11.11. HEADINGS DESCRIPTIVE. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

                  11.12. AMENDMENT OR WAIVER; ETC. (a) Neither this Agreement nor any other Credit Document nor any terms hereof or thereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the respective Credit Parties party thereto and the Required Lenders; PROVIDED that no such change, waiver, discharge or termination shall, without the consent of each Lender (with Obligations being directly affected thereby in the case of the following clause (i)), (i) extend any Maturity Date, or reduce the rate or extend the time of payment of interest or fees on any Loan, or reduce the principal amount thereof (it being understood that any amendment or modification to the financial definitions in this Agreement shall not constitute a reduction in any rate of interest or fees for purposes of this clause (i)), (ii) amend, modify or waive any provision of this
Section 11.12, (iii) reduce the percentage specified in the definition of Required Lenders or (iv) consent to the assignment or transfer by the Company of any of its rights and obligations under this Agreement; PROVIDED, FURTHER, that no such change, waiver, discharge or termination shall (x) increase the Commitment of any Lender over the amount thereof then in effect without the consent of such Lender (it being understood that waivers or modifications of conditions precedent, covenants, Defaults or Events of Default shall not constitute an increase of the Commitment of any Lender, and that an increase in the available portion of any Commitment of any Lender shall not constitute an increase in the Commitment of such Lender) or (y) without the consent of the Administrative Agent, amend, modify or waive any provision of Section 10 as the same applies to the Administrative Agent or any other provision as the same relates to the rights or obligations of the Administrative Agent.

                  (b) If, in connection with any proposed change, waiver, discharge or termination to any of the provisions of this Agreement as contemplated by clauses (i) through (iv), inclusive, of the first proviso to
Section 11.12(a), the consent of the Required Lenders is obtained but the consent of one or more of such other Lenders whose consent is required is not obtained, then the Borrower shall have the right, so long as all non-consenting Lenders whose individual consent is required are treated as described in either clauses (A) or (B) below, to either (A) replace each such non-consenting Lender or Lenders with one or more Replacement Lenders pursuant to Section 1.10 so long as at the time of such replacement, each such Replacement Lender consents to the proposed change, waiver, discharge or termination or (B) repay outstanding Loans of such Lender which gave rise to the need to obtain such Lender's consent, in accordance with Section 2.01; PROVIDED that, unless the Loans repaid pursuant to preceding clause (B) are immediately replaced in full at such time through the addition of new Lenders or the increase of outstanding Loans of existing Lenders (who in each case must specifically consent thereto), then in the case of any action pursuant to preceding clause (B) the Required Lenders (determined before giving effect to the proposed action) shall specifically consent thereto; PROVIDED, FURTHER, that in any event the Borrower shall not have the right to replace a Lender or repay its Loans solely as a result of the exercise of such Lender's rights (and the withholding of any required consent by such Lender) pursuant to the second proviso to Section 11.12(a).

                  11.13. SURVIVAL. All indemnities set forth herein including, without limitation, in Sections 1.07, 1.08, 2.06, 10.07 and 11.01 shall survive the execution, delivery and termination of this Agreement and the Notes and the making and repayment of the Loans.

                  11.14. DOMICILE OF LOANS. Each Lender may transfer and carry its Loans at, to or for the account of any branch office, subsidiary or affiliate of such Bank; PROVIDED that the Borrower shall not be responsible for costs arising under Section 1.07, 1.08 or 2.06 resulting from any such transfer (other than a transfer pursuant to Section 1.09) to the extent such costs would not otherwise be applicable to such Lender in the absence of such transfer.

                  11.15. REGISTER. The Borrower hereby designates the Administrative Agent to serve as the Borrower's agent, solely for purposes of this Section 11.15, to maintain a register (the "Register") on which it will record the Loans made by each of the Lenders and each repayment in respect of the principal amount of the Loans of each Lender. Failure to make any such recordation, or any error in such recordation, shall not affect the Borrower's obligations in respect of such Loans. With respect to any Lender, the transfer of the rights to the principal of, and interest on, any Loan shall not be effective until such transfer is recorded on the Register maintained by the Administrative Agent with respect to ownership of such Loans and prior to such recordation all amounts owing to the transferor with respect to such Loans shall remain owing to the transferor. The registration of assignment or transfer of all or part of any Loans shall be recorded by the Administrative Agent on the Register only upon the acceptance by the Administrative Agent of a properly executed and delivered Assignment and Assumption Agreement pursuant to Section 11.04(b). Coincident with the delivery of such an Assignment and Assumption Agreement to the Administrative Agent for acceptance and registration of assignment or transfer of all or part of a Loan, or as soon thereafter as practicable, the assigning or transferor Lender shall surrender the Notes (if any) evidencing such Loans, and thereupon one or more new Notes in the same aggregate principal amount shall be issued to the assigning or transferor Lender and/or the new Lender upon their request of same. The Parent and the Borrower, jointly and severally, agree to indemnify the Administrative Agent from and against any and all losses, claims, damages and liabilities of whatsoever nature which may be imposed on, asserted against or incurred by the Administrative Agent in performing its duties under this Section 11.15, except to the extent that any such losses, claims, damages or liabilities are found to have resulted from the gross negligence or willful misconduct of the Administrative Agent.

                  11.16. CONFIDENTIALITY. Each of the Lenders agrees that it will use its reasonable efforts not to disclose without the prior consent of the Borrower (other than to Affiliates of such Lenders and their respective directors, employees, auditors, counsel or other professional advisors) any confidential information with respect to the Borrower or any of its Subsidiaries which is furnished pursuant to this Agreement; PROVIDED that any Lender may disclose any such information (a) that is or has become generally available to the public, (b) as may be required or appropriate (x) in any report, statement or testimony submitted to any municipal, state or Federal or other governmental regulatory body having or claiming to have jurisdiction over such Lender or to the Federal Reserve Board or the Federal Deposit Insurance Corporation or similar organizations (whether in the United States or elsewhere) or their successors or (y) in connection with any request or requirement of any such regulatory body, (c) as may be required or appropriate in response to any summons or subpoena or in connection with any litigation, (d) to comply with any law, order, regulation or ruling applicable to such Lender, and (e) to any prospective transferee in connection with any contemplated transfer of any of the Notes or any interest therein by such Lender; PROVIDED that such prospective transferee agrees to be bound by this Section 11.16 to the same extent as such Lender.

                  11.17. WAIVER OF JURY TRIAL. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

                  11.18. MARGIN STOCK. Notwithstanding any other provision of this Agreement or the other Credit Documents to the contrary, prior to the consummation of the Merger, no provision of this Agreement, including Section 6.05, or any other Credit Document shall be deemed to create a direct or indirect security interest in the outstanding Common Stock of Essex while it is Margin Stock and Acquisition Co may hold such Margin Stock and sell the outstanding Common Stock of Essex for the fair market value thereof in accordance with Section 6.03.

                  11.19. DNE SYSTEMS. With respect to all provisions of this Agreement and other Credit Documents, all of the Capital Stock of DNE Systems owned by the Parent shall be treated as if it is all owned directly by the Borrower. As an example of the foregoing, to the extent that provisions of this Agreement and the other Credit Documents would allow

DNE Systems, as a Restricted Subsidiary of the Borrower, to pay dividends to its shareholders or make loans, advances or distributions to its parent company or a subsidiary of its parent company, such dividends, loans or advances shall only be permitted hereunder or under the other Credit Documents to the extent that they are paid to the Borrower or a Restricted Subsidiary of the Borrower that is a Guarantor (except to the extent this Agreement or the Credit Documents specifically would otherwise allow a Restricted Subsidiary of the Company to make such dividends or other payments to the Parent). Without limiting the foregoing, all financial statements and all financial tests contained herein shall be determined as if all the Capital Stock of DNE Systems owned by the Parent is owned by the Borrower. Notwithstanding the other provisions of this
Section 11.19, the Borrower and its Restricted Subsidiaries may make Investments in DNE Systems or its Subsidiaries only to the extent necessary to fund, in accordance with existing business practice, DNE Systems' existing operations as of the Borrowing Date; PROVIDED, HOWEVER, that, notwithstanding the foregoing, the Borrower and its Restricted Subsidiaries that are Guarantors may make Investments in DNE Systems and its Subsidiaries to the extent that such Investments are permitted by and are in accordance with the terms of Section 6.02(b)(14) (such Investments decreasing the basket provided in such Section 6.02(b)(14)).

                  12. GUARANTEE.

                  12.01. THE GUARANTEE. (a) In order to induce the Lenders to enter into this Agreement and to extend credit hereunder and in recognition of the direct and indirect benefits to be received by each Guarantor from the proceeds of the Loans, each Guarantor hereby agrees with the Lenders as follows:
Each Guarantor hereby unconditionally and irrevocably, jointly and severally, guarantees, as primary obligor and not merely as surety the full and prompt payment when due, whether upon maturity, acceleration or otherwise, of any and all of the Guaranteed Obligations of the Borrower to the Guaranteed Creditors. If any or all of the Guaranteed Obligations of the Borrower to the Guaranteed Creditors becomes due and payable hereunder, each Guarantor, jointly and severally, and unconditionally promises to pay such indebtedness to the Guaranteed Creditors, or order, on demand, together with any and all expenses (including reasonable legal fees and expenses) which may be incurred by the Guaranteed Creditors in collecting or enforcing any of the Guaranteed Obligations. If claim is ever made upon any Guaranteed Creditor for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations and any of the aforesaid payees repays all or part of said amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property or (ii) any settlement or compromise of any such claim effected by such payee with any such claimant (including the Borrower), then and in such event each Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon such Guarantor, notwithstanding any revocation of this Guarantee or any other instrument evidencing any liability of the Borrower, and each Guarantor shall be and remain jointly and severally liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee. This is a guarantee of payment and not of collection.

                  (b) Anything contained in this Guarantee to the contrary notwithstanding, the obligations of each Subsidiary Guarantor hereunder shall be limited to a maximum aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of the Bankruptcy Code or any applicable provisions of comparable state law (collectively, the "Fraudulent Transfer Laws"), in each case after giving effect to all other liabilities of such Subsidiary Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of such Subsidiary Guarantor in respect of intercompany Indebtedness to the Borrower or other Affiliates of the Borrower to the extent that such Indebtedness would be discharged in an amount equal to the amount paid by such Subsidiary Guarantor hereunder, and after giving effect (x) to the direct and indirect benefits received by such Subsidiary Guarantor as a result of the Credit Documents and the Loans and (y) as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation, reimbursement, indemnification or contribution of such Subsidiary Guarantor pursuant to applicable law or pursuant to the terms of any agreement (including without limitation any such right of contribution under Section 12.01(c)).

                  (c) The Subsidiary Guarantors under this Guarantee together desire to allocate among themselves in a fair and equitable manner their obligations arising under this Guarantee. Accordingly, in the event any payment or distribution is made on any date by any Subsidiary Guarantor under this Guarantee (a "Funding Guarantor") that exceeds its Fair Share (as defined below) as of such date, that Funding Guarantor shall be entitled to a contribution from each of the other Subsidiary Guarantors in the amount of such other Subsidiary Guarantor's Fair Share Shortfall (as defined below) as of such date, with the result that all such contributions will cause each Subsidiary Guarantor's Aggregate Payments (as defined below) to equal its Fair Share as of such date. "Fair Share" means, with respect to a Subsidiary Guarantor as of any date of determination, an amount equal to (i) the ratio of (x) the Adjusted Maximum Amount (as defined below) with respect to such Subsidiary Guarantor to (y) the aggregate of the Adjusted Maximum Amounts with respect to all Subsidiary Guarantors, multiplied by (ii) the aggregate amount paid or distributed on or before such date by all Funding Guarantors under this Guarantee in respect of the obligations guarantied. "Fair Share Shortfall" means, with respect to a Subsidiary Guarantor as of any date of determination, the excess, if any, of the Fair Share of such Subsidiary Guarantor over the Aggregate Payments of such Subsidiary Guarantor. "Adjusted Maximum Amount" means, with respect to a Subsidiary Guarantor as of any date of determination, the maximum aggregate amount of the obligations of such Subsidiary Guarantor under this Guarantee, determined as of such date in accordance with this Section 12.01; PROVIDED that, solely for purposes of calculating the "Adjusted Maximum Amount" with respect to any Subsidiary

Guarantor for purposes of this Section 12.01(c), any assets or liabilities of such Subsidiary Guarantor arising by virtue of any rights to subrogation, reimbursement or indemnification or any rights to or obligations of contribution hereunder shall not be considered as assets or liabilities of such Subsidiary Guarantor. "Aggregate Payments" means, with respect to a Subsidiary Guarantor as of any date of determination, an amount equal to (i) the aggregate amount of all payments and distributions made on or before such date by such Subsidiary Guarantor in respect of this Guarantee (including, without limitation, in respect of this Section 12.01(c)) minus (ii) the aggregate amount of all payments received on or before such date by such Subsidiary Guarantor from the other Subsidiary Guarantors as contributions under this Section 12.01(c). The amounts payable as contributions hereunder shall be determined as of the date on which the related payment or distribution is made by the applicable Funding Guarantor. The allocation among Subsidiary Guarantors of their obligations as set forth in this Section 12.01(c) shall not be construed in any way to limit the liability of any Subsidiary Guarantor hereunder.

                  12.02. NATURE OF LIABILITY. The liability of each Guarantor hereunder is joint and several and exclusive and independent of any security for or other guarantee of the Guaranteed Obligations of the Borrower whether executed by such Guarantor, any other Guarantor, any other guarantor or by any other party, and the liability of each Guarantor hereunder is not affected or impaired by (a) any direction as to application of payment by the Borrower or by any other party, or (b) any other continuing or other guarantee, undertaking or maximum liability of a guarantor or of any other party as to the Guaranteed Obligations of the Borrower, or (c) any payment on or in reduction of any such other guarantee or undertaking, or (d) any dissolution, termination or increase, decrease or change in personnel by the Borrower, or (e) any payment made to the Guaranteed Creditors on the Guaranteed Obligations which any such Guaranteed Creditor repays to the Borrower pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and each Guarantor, to the extent permitted by applicable law, waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding.

                  12.03. INDEPENDENT OBLIGATION. The obligations of each Guarantor hereunder are independent of the obligations of any other Guarantor, any other guarantor, any other party or the Borrower, and a separate action or actions may be brought and prosecuted against each Guarantor whether or not action is brought against any other Guarantor, any other guarantor, any other party or the Borrower and whether or not any other guarantor, any other party or the Borrower is joined in any such action or actions. Each Guarantor waives, to the full extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by the Borrower or other circumstance which operates to toll any statute of limitations as to the Borrower shall operate to toll the statute of limitations as to any Guarantor.

                  12.04. AUTHORIZATION. Each Guarantor authorizes the Guaranteed Creditors without notice or demand (except as shall be required by applicable statute and cannot be waived), and without affecting or impairing its liability hereunder, from time to time to:

                  (a) change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew, increase, accelerate or alter, any of the Guaranteed Obligations (including any increase or decrease in the rate of interest thereon), any security therefor, or any liability incurred directly or indirectly in respect thereof, and the Guarantee herein made shall apply to the Guaranteed Obligations as so changed, extended, renewed or altered;

                  (b) take and hold security for the payment of the Guaranteed Obligations and sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset there against;

                  (c) exercise or refrain from exercising any rights against the Borrower or others or otherwise act or refrain from acting;

                  (d) release or substitute any one or more endorsers, guarantors, the Borrower or other obligors;

                  (e) settle or compromise any of the Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the Borrower to its creditors other than the Guaranteed Creditors;

                  (f) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of the Borrower to the Guaranteed Creditors regardless of what liability or liabilities of the Borrower remain unpaid;

                  (g) consent to or waive any breach of, or any act, omission or default under, this Agreement, any other Credit Document or any of the instruments or agreements referred to herein or therein, or otherwise amend, modify or supplement this Agreement, any other Credit Document or any of such other instruments or agreements; and/or

                  (h) take any other action which would, under otherwise applicable principles of common law, give rise to a legal or equitable discharge of any Guarantor from its liabilities under this Guarantee.

                  12.05. RELIANCE. It is not necessary for the Guaranteed Creditors to inquire into the capacity or powers of the Borrower or the officers, directors, partners or agents acting or purporting to act on its behalf, and any Guaranteed Obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

                  12.06. SUBORDINATION. Any of the indebtedness of the Borrower now or hereafter owing to any Guarantor is hereby subordinated to the Guaranteed Obligations of the Borrower owing to the Guaranteed Creditors; and if the Administrative Agent so requests at a time when an Event of Default exists, all such indebtedness of the Borrower to any Guarantor shall be collected, enforced and received by such Guarantor for the benefit of the Guaranteed Creditors and be paid over to the Administrative Agent on behalf of the Guaranteed Creditors on account of the Guaranteed Obligations of the Borrower to the Guaranteed Creditors, but without affecting or impairing in any manner the liability of any Guarantor under the other provisions of this Guarantee (other than the reduction of any such liability attributable to such payment). Prior to the transfer by any Guarantor of any note or negotiable instrument evidencing any of the indebtedness of the Borrower to such Guarantor, such Guarantor shall mark such note or negotiable instrument with a legend that the same is subject to this subordination. Without limiting the generality of the foregoing, each Guarantor hereby agrees with the Guaranteed Creditors that it will not exercise any right of subrogation which it may at any time otherwise have as a result of this Guarantee (whether contractual, under Section 509 of the Bankruptcy Code or otherwise) until all Guaranteed Obligations have been irrevocably paid in full in cash.

                  12.07. WAIVER. (a) Each Guarantor waives any right (except as shall be required by applicable statute and cannot be waived) to require any Guaranteed Creditor to (i) proceed against the Borrower, any other Guarantor, any other guarantor or any other party, (ii) proceed against or exhaust any security held from the Borrower, any other Guarantor, any other guarantor or any other party or (iii) pursue any other remedy in any Guaranteed Creditor's power whatsoever. Each Guarantor waives any defense based on or arising out of any defense of the Borrower, any other Guarantor, any other guarantor or any other party, other than payment in full of the Guaranteed Obligations, based on or arising out of the disability of the Borrower, any other Guarantor, any other guarantor or any other party, or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower other than payment in full of the Guaranteed Obligations. The Guaranteed Creditors may, at their election, foreclose on any security held by the Administrative Agent or any other Guaranteed Creditor by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent such sale is permitted by applicable law), or exercise any other right or remedy the Guaranteed Creditors may have against the Borrower or any other party, or any security, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Guaranteed Obligations have been paid. Each Guarantor waives any defense arising out of any such election by the Guaranteed Creditors, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrower or any other party or any security.

                  (b) Each Guarantor waives all presentments, demands for performance, protests and notices, including, without limitation, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guarantee, and notices of the existence, creation or incurring of new or additional Guaranteed Obligations. Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks which each Guarantor assumes and incurs hereunder, and agrees that the Guaranteed Creditors shall have no duty to advise any Guarantor of information known to them regarding such circumstances or risks.

                  12.08. RELEASE OF GUARANTEE. Upon the sale or disposition (whether by merger, stock purchase, asset sale or otherwise) of a Subsidiary Guarantor (or all or substantially all its assets) to an entity which is not a Subsidiary of the Borrower and which sale or disposition is otherwise in compliance with the terms of this Agreement or the designation of a Restricted Subsidiary that is a Subsidiary Guarantor as an Unrestricted Subsidiary in compliance with the terms of this Agreement, such Subsidiary Guarantor shall be deemed released from all obligations under this Section 12 without any further action required on the part of the Administrative Agent or any Lender; PROVIDED, HOWEVER, that (x) no Default or Event of Default shall have occurred and be continuing and (y) any such termination shall occur only to the extent that all obligations of such Subsidiary Guarantor with respect to the Senior Secured Credit Agreement shall also terminate upon such release, sale or transfer. In addition, if the Mexican Subsidiaries are required to become Guarantors, the Borrower may request the Administrative Agent, on behalf of the Lenders, to consent, effective after the completion of the Borrower's second full fiscal year after the Initial Borrowing Date, to the release of the Guarantee of the Mexican Subsidiaries, which consent may not be unreasonably withhold or delayed. The Administrative Agent shall deliver an appropriate instrument evidencing such release upon receipt of a request by the Borrower accompanied by an Officers' Certificate certifying as to the compliance with this Section 12.08. Any Subsidiary Guarantor not so released remains liable for the full amount of principal of and interest on the Loans as provided in this Section 12.

                            [Signature Pages Follow]

                  IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.


                                 SUPERIOR/ESSEX CORP., as Borrower


                                 By:
                                    -------------------------------------------
                                    Name:
                                    Title:

                                 SUPERIOR TELECOM INC., as Guarantor and
                                  as Guarantor


                                 By:
                                    -------------------------------------------
                                    Name:
                                    Title:

                                 SUPERIOR TELECOMMUNICATIONS, INC., as Guarantor


                                 By:
                                    -------------------------------------------
                                    Name:
                                    Title:

                                 DNE SYSTEMS, INC.,
                                  as Guarantor


                                 By:
                                    -------------------------------------------
                                    Name:
                                    Title:

                                 DNE MANUFACTURING & SERVICE COMPANY,
                                  as Guarantor


                                 By:
                                    -------------------------------------------
                                    Name:
                                    Title:

                                 DNE TECHNOLOGIES, INC.
                                  as Guarantor


                                 By:
                                    -------------------------------------------
                                    Name:
                                    Title:

                                 TEXAS SUT INC.,
                                  as Guarantor


                                 By:
                                    -------------------------------------------
                                    Name:
                                    Title:

                                 ESSEX GROUP, INC., as Guarantor


                                 By:
                                    -------------------------------------------
                                    Name:
                                    Title:

                                 ESSEX INTERNATIONAL INC.,
                                  as Guarantor


                                 By:
                                    -------------------------------------------
                                    Name:
                                    Title:

                                 ACTIVE INDUSTRIES, INC.,
                                  as Guarantor


                                 By:
                                    -------------------------------------------
                                    Name:
                                    Title:

                                 DIAMOND WIRE & CABLE CO.,
                                  as Guarantor


                                 By:
                                    -------------------------------------------
                                    Name:
                                    Title:

                                 ESSEX GROUP, INC.,
                                  as Guarantor


                                 By:
                                    -------------------------------------------
                                    Name:
                                    Title:

                                 ESSEX GROUP MEXICO INC.,
                                  as Guarantor


                                 By:
                                    -------------------------------------------
                                    Name:
                                    Title:

                                 ESSEX MEXICO HOLDINGS, L.L.C.,
                                  as Guarantor


                                 By:
                                    -------------------------------------------
                                    Name:
                                    Title:

                                 ESSEX SERVICES, INC.,
                                  as Guarantor


                                 By:
                                    -------------------------------------------
                                    Name:
                                    Title:

                                 ESSEX TECHNOLOGY, INC.,
                                  as Guarantor


                                 By:
                                    -------------------------------------------
                                    Name:
                                    Title:

                                 ESSEX WIRE CORPORATION,
                                  as Guarantor


                                 By:
                                    -------------------------------------------
                                    Name:
                                    Title:

                                 BANKERS TRUST COMPANY,
                                  as Administrative Agent


                                 By:
                                    -------------------------------------------
                                    Name:
                                    Title:

                                 FLEET CORPORATE FINANCE, INC.,
                                  as Syndicate Agent


                                 By:
                                    -------------------------------------------
                                    Name:
                                    Title:

                                 FLEET CORPORATE FINANCE, INC.,
                                  as Lender


                                 By:
                                    -------------------------------------------
                                    Name:
                                    Title:

                                 BANKERS TRUST COMPANY,
                                  as Lender


                                 By:
                                    -------------------------------------------
                                    Name:
                                    Title:

                                                                      SCHEDULE I


                                LOAN COMMITMENTS



                                                 Senior Subordinated Term
             Lender                              Loan Commitment

             Bankers Trust Company                           $160,000,000
             Fleet Corporate Finance, Inc.                     40,000,000
                                                -------------------------
             TOTAL:                                       $200,000,000.00
                                                -------------------------

                                                                     SCHEDULE II


                                LENDER ADDRESSES



Lender                         Address

Bankers Trust Company          One Bankers Trust Plaza
                               130 Liberty Street
                               New York, New York  10006
                               Attention:  Anthony LoGrippo
                               Telephone No.:  (212) 250-4886
                               Facsimile No.:  (212) 250-7218

Fleet Corporate Finance, Inc.  One Federal Street
                               3rd Floor
                               Boston, Massachusetts  02110
                               Attention:  Howard Diamond
                               Telephone No.:  (617) 346-0042
                               Facsimile No.:  (617) 346-5093

                                                                     SCHEDULE XI


                             CREDIT PARTY ADDRESSES

CREDIT PARTY                      ADDRESS

Superior/Essex Corp.              150 Interstate North Parkway
                                  Suite 300
                                  Atlanta, Georgia  30334
                                  Telephone No.:  (770) 953-8338
                                  Facsimile No.:  (770) 984-3218

Superior Telecommunications Inc.  150 Interstate North Parkway
                                  Suite 300
                                  Atlanta, Georgia  30334
                                  Telephone No.:  (770) 953-8338
                                  Facsimile No.:  (770) 984-3218

Superior Telecom Inc.             150 Interstate North Parkway
                                  Suite 300
                                  Atlanta, Georgia  30334
                                  Telephone No.:  (770) 953-8338
                                  Facsimile No.:  (770) 984-3218

DNE Systems, Inc.                 50 Barnes Park North
                                  Wallingford, Connecticut  06492
                                  Telephone No.:  (203)
                                  Facsimile No.:  (203) 984-3218

DNE Technologies, Inc.            50 Barnes Park North
                                  Wallingford, Connecticut  06492
                                  Telephone No.:  (203)
                                  Facsimile No.:  (203) 265-7801

Texas SUT Inc.                    150 Interstate North Parkway
                                  Suite 300
                                  Atlanta, Georgia  30334
                                  Telephone No.:  (770) 953-8338
                                  Facsimile No.:  (770) 984-3218

Essex Group, Inc.                 1601 Wall Street
                                  Fort Wayne, Indiana  46802
                                  Telephone No.:  (219) 461-4000

                                  Facsimile No.:  (219) 461-4469

Essex International Inc.          1601 Wall Street
                                  Fort Wayne, Indiana  46802
                                  Telephone No.:  (219) 461-4000
                                  Facsimile No.:  (219) 461-4469

Active Industries, Inc.           1601 Wall Street
                                  Fort Wayne, Indiana  46802
                                  Telephone No.:  (219) 461-4000
                                  Facsimile No.:  (219) 461-4469

Diamond Wire & Cable Co.          1601 Wall Street
                                  Fort Wayne, Indiana  46802
                                  Telephone No.:  (219) 461-4000
                                  Facsimile No.:  (219) 461-4469

Essex Mexico Holdings, LLC        1601 Wall Street
                                  Fort Wayne, Indiana  46802
                                  Telephone No.:  (219) 461-4000
                                  Facsimile No.:  (219) 461-4469

Essex Group Mexico Inc.           1601 Wall Street
                                  Fort Wayne, Indiana  46802
                                  Telephone No.:  (219) 461-4000
                                  Facsimile No.:  (219) 461-4469

Essex Wire Corporation            1601 Wall Street
                                  Fort Wayne, Indiana  46802
                                  Telephone No.:  (219) 461-4000
                                  Facsimile No.:  (219) 461-4469

Essex Technology Inc.             1601 Wall Street
                                  Fort Wayne, Indiana  46802
                                  Telephone No.:  (219) 461-4000
                                  Facsimile No.:  (219) 461-4469